                           PROSPECTUS DATED MAY 3, 1999

            ------------------------------------------------------
                            VARIABLE ESTATE PROTECTION
            ------------------------------------------------------

          a flexible premium variable life survivorship insurance policy issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

        EXPRESS DELIVERY                                   U.S. MAIL
        ----------------                                   ---------
     529 Main Street (X-4)                                P.O. Box 111
     Charlestown, MA 02129                              Boston, MA 02117

                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following 23 variable investment options:

---------------------------------------------------------------------------------------------------------
                VARIABLE INVESTMENT OPTION                                   MANAGED BY
                --------------------------                                   ----------
  Managed . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Growth & Income . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Equity Index  . . . . . . . . . . . . . . . . . . . . .   State Street Global Advisors
  Large Cap Value . . . . . . . . . . . . . . . . . . . .   T. Rowe Price Associates, Inc.
  Large Cap Growth  . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Mid Cap Value . . . . . . . . . . . . . . . . . . . . .   Neuberger Berman, LLC
  Mid Cap Growth. . . . . . . . . . . . . . . . . . . . .   Janus Capital Corporation
  Real Estate Equity. . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Small/Mid Cap Growth. . . . . . . . . . . . . . . . . .   Wellington Management Company, LLP
  Small/Mid Cap CORE. . . . . . . . . . . . . . . . . . .   Goldman Sachs Asset Management
  Small Cap Value . . . . . . . . . . . . . . . . . . . .   INVESCO Management & Research, Inc.
  Small Cap Growth. . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  Global Equity . . . . . . . . . . . . . . . . . . . . .   Scudder Kemper Investments, Inc.
  International Balanced. . . . . . . . . . . . . . . . .   Brinson Partners, Inc.
  International Equity Index. . . . . . . . . . . . . . .   Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . .   Rowe Price-Fleming International, Inc.
  Emerging Markets Equity . . . . . . . . . . . . . . . .   Montgomery Asset Management, LLC
  Short-Term Bond . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Bond Index. . . . . . . . . . . . . . . . . . . . . . .   Mellon Bond Associates, LLP
  Sovereign Bond. . . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  Global Bond . . . . . . . . . . . . . . . . . . . . . .   J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . . . . . . . . . . . . . . . . .   Wellington Management Company, LLP
  Money Market. . . . . . . . . . . . . . . . . . . . . .   John Hancock Mutual Life Insurance Company
---------------------------------------------------------------------------------------------------------



         We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust"). The Trust is a mutual fund that offers a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of the Trust. Attached to this prospectus is a prospectus for the Trust that contains detailed information about each fund offered under the policy. Be sure to read the prospectus for the Trust before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 20.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 25.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 39.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 79.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the Trust prospectus begins.

                                    **********

  Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

  Here are the page numbers where the questions and answers appear:

Question                                                        Pages to See
--------

 . What is the policy?. . . . . . . . . . . . . . . . . . . . . . . . .  4
 . Who owns the policy? . . . . . . . . . . . . . . . . . . . . . . . .  4
 . How can I invest money in the policy?. . . . . . . . . . . . . . . .  4-5
 . Is there a minimum amount I must invest? . . . . . . . . . . . . . .  6-7
 . How will the value of my investment in the policy change over time?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7-8
 . What charges will JHVLICO deduct from my investment in the policy?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8-10
 . What charges will the Trust deduct from my investment in the policy?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10-11
 . What other charges could JHVLICO impose in the future? . . . . . . .  11
 . How can I change my policy's investment allocations? . . . . . . . .  11-12
 . How can I access my investment in the policy?. . . . . . . . . . . .  12-13
 . How much will JHVLICO pay when the last insured person dies? . . . .  13-15
 . How can I change my policy's insurance coverage? . . . . . . . . . .  15
 . Can I cancel my policy after it's issued?. . . . . . . . . . . . . .  15-16
 . Can I choose the form in which JHVLICO pays out policy
  proceeds?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16-17
 . To what extent can JHVLICO vary the terms and conditions of its policies in particular cases?. . . . . . . . . . . . . . . . . .  17
 . How will my policy be treated for income tax purposes? . . . . . . .  17
 . How do I communicate with JHVLICO? . . . . . . . . . . . . . . . . .  18-19

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
33. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 6 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums -- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's
---
surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will terminate (i.e., "lapse"). If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 13), and

     . on each annual processing during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%. (An "annual processing date" is the first business day of a policy year.)

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and is "due" on each annual processing date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 13).

  If the guaranteed minimum death benefit test is not satisfied on any annual processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the annual processing date on which default occurred. If it is reinstated more than 1 year after such annual processing date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 13).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply for the first 20 days after your policy becomes effective. (See "Commencement of investment performance" beginning on page 29.)

  Over time, the amount you've invested in any variable investment option will
                                               --------
increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest
                                    -----
at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 9. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 13.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
 ---------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
 --------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional benefits charge - A charge imposed for certain optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   ------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
 -----------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the second part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die. Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
 -----------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
 ----------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the accidental death benefit rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Trust must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Trust and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The figures in the following chart are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.




                                          Other     Total Fund       Other Operating
                          Investment    Operating    Operating          Expenses
Fund Name               Management Fee   Expenses    Expenses     Absent Reimbursement*
---------               --------------  ----------  -----------  -----------------------
Managed. . . . . . .         0.32%        0.05%        0.37%              0.05%
Growth & Income. . .         0.25%        0.05%        0.30%              0.05%
Equity Index. . . . .        0.14%        0.08%        0.22%              0.08%
Large Cap Value . . .        0.74%        0.07%        0.81%              0.07%
Large Cap Growth. . .        0.37%        0.05%        0.42%              0.05%
Mid Cap Value. . . .         0.80%        0.05%        0.85%              0.05%
Mid Cap Growth. . . .        0.85%        0.08%        0.93%              0.08%
Real Estate Equity. .        0.60%        0.05%        0.65%              0.05%
Small/Mid Cap Growth**       0.75%        0.05%        0.80%              0.05%
Small/Mid Cap CORE. .        0.80%        0.10%        0.90%              0.23%
Small Cap Value . . .        0.80%        0.07%        0.87%              0.07%
Small Cap Growth. . .        0.75%        0.08%        0.83%              0.08%
Global Equity. . . .         0.90%        0.10%        1.00%              0.50%
International Balanced       0.85%        0.10%        0.95%              0.64%
International Equity
 Index. . . . . . . .        0.17%        0.10%        0.27%              0.23%
International
 Opportunities. . . .        0.87%        0.10%        0.97%              0.32%
Emerging Markets
 Equity. . . . . . .         1.30%        0.10%        1.40%              0.68%
Short-Term Bond. . .         0.30%        0.05%        0.35%              0.05%
Bond Index. . . . . .        0.15%        0.05%        0.20%              0.05%
Sovereign Bond. . . .        0.25%        0.05%        0.30%              0.05%

                                          Other     Total Fund       Other Operating
                          Investment    Operating    Operating          Expenses
Fund Name               Management Fee   Expenses    Expenses     Absent Reimbursement*
---------               --------------  ----------  -----------  -----------------------
Global Bond** . . . .        0.69%        0.06%        0.75%              0.06%
High Yield Bond. . .         0.65%        0.07%        0.72%              0.07%
Money Market. . . . .        0.25%        0.05%        0.30%              0.05%


* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.
** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
   Bond was formerly "Strategic Bond."

 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must equal 100% in total.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment
                                                             --------
option anytime you wish. However, transfers out of the fixed investment option
                                                       -----
are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 13) and under the guaranteed death benefit feature (see page 6). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 28. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page
6). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 28.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $500,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature.

Change of death benefit option

  At any time, you may change your coverage from death benefit Option A to Option B or vice-versa. However, if you change from Option A to Option B, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 33 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions described in the prospectus may vary depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 31. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 33.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other entities that use programmed and frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% before any fees or expenses. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .59%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .07%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,300  $  4,584   $    4,869
   2            17,556        500,000   500,000     500,000    10,146    11,055       11,998
   3            26,998        500,000   500,000     500,000    15,107    16,991       19,022
   4            36,912        500,000   500,000     500,000    20,525    23,752       27,364
   5            47,322        500,000   500,000     500,000    25,872    30,824       36,586
   6            58,252        500,000   500,000     500,000    32,211    39,332       47,935
   7            69,728        500,000   500,000     500,000    38,465    48,230       60,478
   8            81,779        500,000   500,000     500,000    44,631    57,535       74,340
   9            94,432        500,000   500,000     500,000    50,708    67,261       89,658
  10           107,717        500,000   500,000     500,000    56,693    77,426      106,582
  11           121,667        500,000   500,000     500,000    63,233    88,730      125,999
  12           136,314        500,000   500,000     500,000    69,662   100,534      147,446
  13           151,694        500,000   500,000     500,000    75,975   112,856      171,135
  14           167,843        500,000   500,000     500,000    82,163   125,710      197,298
  15           184,799        500,000   500,000     500,000    88,215   139,112      226,193
  16           202,603        500,000   500,000     500,000    94,116   153,077      258,107
  17           221,297        500,000   500,000     545,550    99,851   167,619      293,328
  18           240,926        500,000   500,000     598,353   105,398   182,749      332,167
  19           261,536        500,000   500,000     654,747   110,732   198,481      374,973
  20           283,177        500,000   500,000     715,074   115,822   214,828      422,125
  25           408,735        500,000   500,000   1,093,615   137,697   308,050      740,572
  30           568,983        500,000   557,529   1,652,596   146,830   421,049    1,248,048
  35           773,504        500,000   675,255   2,493,200   130,821   553,365    2,043,156



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $504,300  $504,584  $  504,869  $  4,300  $  4,584   $    4,869
   2            17,556        509,738   510,646     511,589    10,145    11,054       11,997
   3            26,998        515,105   516,989     519,020    15,105    16,989       19,020
   4            36,912        520,522   523,748     527,360    20,522    23,748       27,360
   5            47,322        525,867   530,818     536,579    25,867    30,818       36,579
   6            58,252        532,204   539,322     547,923    32,204    39,322       47,923
   7            69,728        538,454   548,216     560,459    38,454    48,216       60,459
   8            81,779        544,616   557,513     574,311    44,616    57,513       74,311
   9            94,432        550,686   567,230     589,615    50,686    67,230       89,615
  10           107,717        556,662   577,381     606,516    56,662    77,381      106,516
  11           121,667        563,192   588,669     625,907    63,192    88,669      125,907
  12           136,314        569,607   600,448     647,312    69,607   100,448      147,312
  13           151,694        575,898   612,732     670,935    75,898   112,732      170,935
  14           167,843        582,053   625,529     696,996    82,053   125,529      196,996
  15           184,799        588,057   638,845     725,733    88,057   138,845      225,733
  16           202,603        593,890   652,683     757,406    93,890   152,683      257,406
  17           221,297        599,528   667,039     792,300    99,528   167,039      292,300
  18           240,926        604,942   681,905     830,717   104,942   181,905      330,717
  19           261,536        610,094   697,262     872,990   110,094   197,262      372,990
  20           283,177        614,940   713,085     919,474   114,940   213,085      419,474
  25           408,735        634,019   799,327   1,231,830   134,019   299,327      731,830
  30           568,983        635,263   888,551   1,726,333   135,263   388,551    1,226,333
  35           773,504        602,151   961,286   2,498,637   102,151   461,286    1,998,637



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 4,138  $  4,417   $    4,696
   2            17,556        500,000   500,000     500,000    9,787    10,672       11,591
   3            26,998        500,000   500,000     500,000   14,494    16,320       18,289
   4            36,912        500,000   500,000     500,000   19,593    22,706       26,193
   5            47,322        500,000   500,000     500,000   24,546    29,302       34,840
   6            58,252        500,000   500,000     500,000   30,406    37,214       45,447
   7            69,728        500,000   500,000     500,000   36,082    45,377       57,050
   8            81,779        500,000   500,000     500,000   41,558    53,786       69,739
   9            94,432        500,000   500,000     500,000   46,822    62,437       83,612
  10           107,717        500,000   500,000     500,000   51,853    71,321       98,779
  11           121,667        500,000   500,000     500,000   57,111    80,937      115,897
  12           136,314        500,000   500,000     500,000   62,079    90,780      134,614
  13           151,694        500,000   500,000     500,000   66,722   100,829      155,081
  14           167,843        500,000   500,000     500,000   70,992   111,053      177,463
  15           184,799        500,000   500,000     500,000   74,836   121,416      201,952
  16           202,603        500,000   500,000     500,000   78,195   131,882      228,772
  17           221,297        500,000   500,000     500,000   80,977   142,383      258,169
  18           240,926        500,000   500,000     523,003   83,154   152,918      290,337
  19           261,536        500,000   500,000     567,958   84,625   163,422      325,269
  20           283,177        500,000   500,000     615,163   85,290   173,843      363,145
  25           408,735        500,000   500,000     891,345   71,520   222,490      603,600
  30           568,983        500,000   500,000   1,250,616    1,094   253,272      944,471
  35           773,504              *   500,000   1,722,506        *   236,813    1,411,579



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $504,138  $504,416  $  504,696  $ 4,138  $  4,416   $    4,696
   2            17,556        509,378   510,263     511,182    9,785    10,670       11,590
   3            26,998        514,489   516,315     518,284   14,489    16,315       18,284
   4            36,912        519,582   522,693     526,179   19,582    22,693       26,179
   5            47,322        524,524   529,275     534,807   24,524    29,275       34,807
   6            58,252        530,364   537,162     545,381   30,364    37,162       45,381
   7            69,728        536,009   545,283     556,929   36,009    45,283       56,929
   8            81,779        541,441   553,628     569,527   41,441    53,628       69,527
   9            94,432        546,639   562,184     583,260   46,639    62,184       83,260
  10           107,717        551,581   570,929     598,215   51,581    70,929       98,215
  11           121,667        556,716   580,349     615,019   56,716    80,349      115,019
  12           136,314        561,520   589,919     633,280   61,520    89,919      133,280
  13           151,694        565,947   599,593     653,093   65,947    99,593      153,093
  14           167,843        569,937   609,308     674,547   69,937   109,308      174,547
  15           184,799        573,421   618,988     697,730   73,421   118,988      197,730
  16           202,603        576,323   628,545     722,730   76,323   128,545      222,730
  17           221,297        578,526   637,843     749,600   78,526   137,843      249,600
  18           240,926        579,997   646,825     778,485   79,997   146,825      278,485
  19           261,536        580,608   655,335     809,443   80,608   155,335      309,443
  20           283,177        580,246   663,221     842,553   80,246   163,221      342,553
  25           408,735        558,421   685,860   1,041,985   58,421   185,860      541,985
  30           568,983             **   647,165   1,290,734       **   147,165      790,734
  35           773,504             **        **   1,563,675       **        **    1,063,675



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 19.


CONTENTS OF THIS SECTION                                      PAGES TO SEE
------------------------                                      ------------
Description of JHVLICO ....................                   26
How we support the policy and investment options              26-27
Procedures for issuance of a policy.......                    27-28
Basic Sum Insured vs. Additional Sum Insured                  28-29
Commencement of investment performance....                    29
How we process certain policy transactions                    29-30
Effects of policy loans...................                    30-31
Additional information about how certain policy charges work  31-32
How we market the policies................                    32-33
Tax considerations........................                    33-34
Reports that you will receive.............                    34-35
Voting privileges that you will have......                    35
Changes that JHVLICO can make as to your policy               35-36
Adjustments we make to death benefits.....                    36
When we pay policy proceeds...............                    36
Other details about exercising rights and paying benefits     36-37
Year 2000 Issues..........................                    37
Legal matters.............................                    37
Registration statement filed with the SEC.                    37
Accounting and actuarial experts..........                    37-38
Financial statements of JHVLICO and the Account               38
List of Directors and Executive Officers of JHVLICO           39

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"), a company chartered in Massachusetts in 1862. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $67 billion and it has invested over $380 million in JHVLICO in connection with our organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of the Trust, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new funds are added to the Trust and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trust.

  We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of the Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 28).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 33).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the twentieth day following the date of issue, the policy's account value will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

  Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured increases or decreases

 . Reinstatements of lapsed policies

 . Change of death benefit Option from A to B

  A change from Option B to Option A is effective on the monthly deduction date on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address), unless a repayment of such excess is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 32.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 33.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 5% of the Target Premium paid in each of the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 YEAR 2000 ISSUES

  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its parent, JHVLICO has developed and is executing a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and
thereafter.   The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO has substantially completed the process of remediating its systems and expects the compliance testing component of the project to be substantially complete by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of year 2000, please refer to Note 12 of the Notes to Statutory-Basis Financial Statements of John Hancock Variable Life Insurance Company included in this prospectus.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Malcolm Cheung, F.S.A.,an Actuary of JHVLICO and Second Vice President of John Hancock.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors               Principal Occupations
---------               ---------------------
David F. D'Alessandro   Chairman of the Board and Chief Executive Officer of
                        JHVLICO; President and Chief Operating Officer, John
                        Hancock Mutual Life Insurance Company.
Michele G. Van Leer     Vice Chairman of the Board and President of JHVLICO;
                        Senior Vice President, John Hancock Mutual Life
                        Insurance Company.
Joseph A. Tomlinson     Director and Vice President of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Ronald J. Bocage        Director, Vice President and Counsel of JHVLICO; Vice
                        President and Counsel, John Hancock Mutual Life
                        Insurance Company.
Thomas J. Lee           Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Robert R. Reitano       Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Malcolm Cheung          Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company
Robert S. Paster        Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company.
Barbara L. Luddy        Director and Actuary of JHVLICO; Second Vice President,
                        John Hancock Mutual Life Insurance Company.
Daniel L. Ouellette     Vice President, Marketing, of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Patrick F. Smith        Controller of JHVLICO; Assistant Controller, John
                        Hancock Mutual Life Insurance Company.



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,185.8    $1,092.7
Preferred stocks . . . . . . . . . . . . . . . . . . .       36.5        17.2
Common stocks  . . . . . . . . . . . . . . . . . . . .        3.1         2.3
Investment in affiliates . . . . . . . . . . . . . . .       81.7        79.1
Mortgage loans on real estate--Note 6  . . . . . . . .      388.1       273.9
Real estate  . . . . . . . . . . . . . . . . . . . . .       41.0        39.9
Policy loans . . . . . . . . . . . . . . . . . . . . .      137.7       106.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       11.4        83.1
  Temporary cash investments . . . . . . . . . . . . .        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred  . . . . . . . . . . . . . .       32.7        33.8
Investment income due and accrued  . . . . . . . . . .       29.8        24.7
Other general account assets . . . . . . . . . . . . .       47.5        16.8
Assets held in separate accounts . . . . . . . . . . .    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1 . . .       44.3        36.1
  Other general account obligations  . . . . . . . . .      150.9       481.9
  Transfers from separate accounts, net  . . . . . . .     (190.3)     (146.8)
  Asset valuation reserve--Note 1  . . . . . . . . . .       21.9        18.6
  Obligations related to separate accounts . . . . . .    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
  Unassigned deficit . . . . . . . . . . . . . . . . .      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $1,272.3      $  872.7
  Net investment income--Note 3  . . . . . . . . .       122.8          89.7
  Other, net . . . . . . . . . . . . . . . . . . .       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance
    --Note 5 . . . . . . . . . . . . . . . . . . .       274.2         233.2
  State and miscellaneous taxes  . . . . . . . . .        28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        49.3          69.0
Federal income taxes--Note 1 . . . . . . . . . . .        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL
      LOSSES . . . . . . . . . . . . . . . . . . .        16.2          30.5
Net realized capital losses--Note 4  . . . . . . .        (0.6)         (3.0)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        15.6          27.5
Unassigned deficit at beginning of year  . . . . .       (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .        (6.0)          5.0
Other reserves and adjustments . . . . . . . . . .        (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . .    $  (49.2)     $  (58.3)
                                                      ========      ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      Year ended December 31
                                                      -----------------------
                                                         1998          1997
                                                      -----------  ------------
                                                           (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums  . . . . . . . . . . . . . . .    $1,275.3      $ 877.0
  Net investment income . . . . . . . . . . . . . .       118.2         89.9
  Benefits to policyholders and beneficiaries . . .      (275.5)      (245.2)
  Dividends paid to policyholders . . . . . . . . .       (22.3)       (18.7)
  Insurance expenses and taxes  . . . . . . . . . .      (296.9)      (267.2)
  Net transfers to separate accounts  . . . . . . .      (874.4)      (715.2)
  Other, net  . . . . . . . . . . . . . . . . . . .       551.3        408.9
                                                       --------      -------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .       475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .      (618.8)      (621.6)
  Bond sales  . . . . . . . . . . . . . . . . . . .       340.7        197.3
  Bond maturities and scheduled redemptions . . . .       111.8         34.1
  Bond prepayments  . . . . . . . . . . . . . . . .        76.5         51.6
  Stock purchases . . . . . . . . . . . . . . . . .       (23.4)       (15.7)
  Proceeds from stock sales . . . . . . . . . . . .         1.9          6.7
  Real estate purchases . . . . . . . . . . . . . .        (4.2)        (1.3)
  Real estate sales . . . . . . . . . . . . . . . .         2.1          0.4
  Other invested assets purchases . . . . . . . . .         0.0         (1.0)
  Proceeds from the sale of other invested assets .         0.0          0.3
  Mortgage loans issued . . . . . . . . . . . . . .      (145.5)       (94.5)
  Mortgage loan repayments  . . . . . . . . . . . .        33.2         32.4
  Other, net  . . . . . . . . . . . . . . . . . . .      (435.2)       393.1
                                                       --------      -------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .      (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable . . . . .        61.9          0.0
                                                       --------      -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES  .        61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .      (123.3)       111.3
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .       143.2         31.9
                                                       --------      -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR     $   19.9      $ 143.2
                                                       ========      =======



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                               1998      1997
                                                              -------  --------
                                                               (In millions)
Investment expenses . . . . . . . . . . . . . . . . . . . .    $ 8.3     $5.0
Interest expense  . . . . . . . . . . . . . . . . . . . . .      2.4      0.7
Depreciation expense  . . . . . . . . . . . . . . . . . . .      0.8      1.1
Investment taxes  . . . . . . . . . . . . . . . . . . . . .      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                               1998     1997
                                                               ------  --------
                                                               (In millions)
Net gains from asset sales . . . . . . . . . . . . . . . . .   $ 7.6    $ 0.8
Capital gains tax  . . . . . . . . . . . . . . . . . . . . .    (2.9)    (0.7)
Net capital gains transferred to IMR . . . . . . . . . . . .    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses  . . . . . . . . . . . . . . .   $(0.6)   $(3.0)
                                                               =====    =====



Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                           1998         1997
                                                      ---------------  --------
                                                           (In millions)
Net (losses) gains from changes in security values
 and book value adjustments . . . . . . . . . . . .   $         (2.7)   $ 7.0
Increase in asset valuation reserve . . . . . . . .             (3.3)    (2.0)
                                                      --------------    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments . . . . . . . . . . . . . . . . . .   $         (6.0)   $ 5.0
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions . . . .        3.2       0.3         0.0           3.5
Corporate securities  . . . . .      925.2      50.4        15.0         960.6
Mortgage-backed securities  . .      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds . . . . . . . . .   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========




             December 31, 1997
             -----------------
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies    $ 254.5  $ 0.2  $0.1    $  254.6
Obligations of states and political
 subdivisions . . . . . . . . . . . . . . .      12.1    1.0   0.0        13.1
Debt securities issued by foreign
 governments. . . . . . . . . . . . . . . .       0.2    0.0   0.0         0.2
Corporate securities  . . . . . . . . . . .     712.7   43.9   2.7       753.9
Mortgage-backed securities  . . . . . . . .     113.2    3.5   0.0       116.7
                                              -------  -----  ----    --------
  Total bonds . . . . . . . . . . . . . . .   $1902.7  $48.6  $2.8    $1,138.5
                                              =======  =====  ====    ========



The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   57.3    $   59.1
Due after one year through five years . . . . . . . . .      283.4       294.1
Due after five years through ten years  . . . . . . . .      374.9       388.7
Due after ten years . . . . . . . . . . . . . . . . . .      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities  . . . . . . . . . . . . . .      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========



Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments  . . . . .      $106.4                East North Central  .       $ 56.4
Hotels  . . . . . . .         9.6                East South Central  .          0.9
Industrial  . . . . .        71.9                Middle Atlantic . . .         26.2
Office buildings  . .        78.2                Mountain  . . . . . .         27.5
Retail  . . . . . . .        29.6                New England . . . . .         36.9
Agricultural  . . . .        71.5                Pacific . . . . . . .         96.4
Other . . . . . . . .        20.9                South Atlantic  . . .         83.8
                                                 West North Central  .         13.1
                                                 West South Central  .         43.3
                                                 Other . . . . . . . .          3.6
                           ------                                            ------
                           $388.1                                            $388.1
                           ======                                            ======



At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:


                                                         Assets (Liabilities)
                         Number of Contracts/   ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements . . . . .     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements . . . . .       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements . . . . .       15.8        14.3         --        (3.3)       --      (2.1)



The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment . . . . . . . . .       $    0.9          0.1%
  At book value less surrender charge  . . . . .        1,677.9         88.8
                                                       --------        -----
     Total with adjustment . . . . . . . . . . .        1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          203.6         10.8
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            6.5          0.3
                                                       --------        -----
     Total annuity reserves and deposit
      liabilities. . . . . . . . . . . . . . . .       $1,888.9        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                           Year Ended December 31
                               ---------------------------------------------
                                         1998                    1997
                               -----------------------   -------------------
                                Carrying       Fair      Carrying      Fair
                                  Amount      Value       Amount      Value
                               -----------  -----------  ---------  -----------
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .    $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6 .        36.5         36.5        17.2        17.2
  Common stocks--Note 6  . .         3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6 . . . . .       388.1        401.3       273.9       285.8
  Policy loans--Note 1 . . .       137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1  . .        19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts  . . . .        (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps  . . .          --        (17.7)         --        (7.8)
  Currency rate swaps  . . .          --         (3.3)         --        (2.1)
  Interest rate caps . . . .         3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10 . . .          --         32.1          --       194.5



The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account S of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Enhanced U.S. Equity Fund, Brandes International Equity (formerly, Edinburgh Overseas Equity Fund), Frontier Capital Appreciation Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1998, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                                  INTERNATIONAL
                         LARGE CAP    SOVEREIGN      EQUITY       SMALL CAP    INTERNATIONAL
                          GROWTH        BOND          INDEX        GROWTH        BALANCED
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------  -----------  -------------  -----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $65,018,220  $32,541,967  $ 12,595,630   $ 9,078,106    $3,103,327
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --            --            --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        70,159       83,725        29,266        29,789         1,571
 M Fund Inc.  . . . .            --           --            --            --            --
                        -----------  -----------  ------------   -----------    ----------
Total assets  . . . .    65,088,379   32,625,692    12,624,896     9,107,895     3,104,898
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .        69,513       83,401        29,117        29,679         1,535
 M Fund Inc.  . . . .            --           --            --            --            --
Asset charges payable           646          324           149           110            36
                        -----------  -----------  ------------   -----------    ----------
Total liabilities . .        70,159       83,725        29,266        29,789         1,571
                        -----------  -----------  ------------   -----------    ----------
Net assets  . . . . .   $65,018,220  $32,541,967  $ 12,595,630   $ 9,078,106    $3,103,327
                        ===========  ===========  ============   ===========    ==========




                                                                              DIVERSIFIED
                          MID CAP     LARGE CAP      MONEY        MID CAP       MID CAP
                          GROWTH        VALUE        MARKET        VALUE        GROWTH
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  ------------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $12,678,444  $16,629,520  $ 86,511,658  $15,754,611   $7,491,413
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --            --          ---           --
Receivable from:
 John Hancock Variable
  Series Trust I  . .       103,676       40,755    20,713,657      117,109       15,168
 M Fund Inc.  . . . .            --           --            --           --           --
                        -----------  -----------  ------------  -----------   ----------
Total assets  . . . .    12,782,120   16,670,275   107,225,315   15,871,720    7,506,581
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .       103,543       40,591    20,712,867      116,945       15,077
 M Fund Inc.  . . . .            --           --            --           --           --
Asset charges payable           133          164           790          164           91
                        -----------  -----------  ------------  -----------   ----------
Total liabilities . .       103,676       40,755    20,713,657      117,109       15,168
                        -----------  -----------  ------------  -----------   ----------
Net assets  . . . . .   $12,678,444  $16,629,520  $ 86,511,658  $15,754,611   $7,491,413
                        ===========  ===========  ============  ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1998


                        REAL ESTATE   GROWTH &                 SHORT-TERM     SMALL CAP
                          EQUITY       INCOME       MANAGED       BOND          VALUE
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  -----------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $ 4,772,174  $96,407,275  $40,066,692  $19,246,506   $10,510,748
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --           --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .       115,349      147,773       64,500        1,482        40,758
 M Fund Inc.  . . . .            --           --           --           --            --
                        -----------  -----------  -----------  -----------   -----------
Total assets  . . . .     4,887,523   96,555,048   40,131,192   19,247,988    10,551,506
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .       115,288      146,677       64,069        1,304        40,631
 M Fund Inc.  . . . .            --           --           --           --            --
Asset charges payable            61        1,096          431          178           127
                        -----------  -----------  -----------  -----------   -----------
Total liabilities . .       115,349      147,773       64,500        1,482        40,758
                        -----------  -----------  -----------  -----------   -----------
Net assets  . . . . .   $ 4,772,174  $96,407,275  $40,066,692  $19,246,506   $10,510,748
                        ===========  ===========  ===========  ===========   ===========




                                                                  TURNER        BRANDES
                        INTERNATIONAL    EQUITY     STRATEGIC      CORE      INTERNATIONAL
                        OPPORTUNITIES     INDEX        BOND       GROWTH        EQUITY
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        -------------  -----------  ----------  ----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    $18,958,530   $53,964,646  $8,279,571  $       --    $       --
Investments in shares
 of portfolios of M
 Fund Inc., at value              --            --          --   4,900,189     6,340,754
Receivable from:
 John Hancock Variable
  Series Trust I  . .        130,881       381,439         149          --            --
 M Fund Inc.  . . . .             --            --          --     121,074            59
                         -----------   -----------  ----------  ----------    ----------
Total assets  . . . .     19,089,411    54,346,085   8,279,720   5,021,263     6,340,813
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .        130,683       380,886          55     121,024            --
 M Fund Inc.  . . . .             --            --          --          --            --
Asset charges payable            198           552          94          50            59
                         -----------   -----------  ----------  ----------    ----------
Total liabilities . .        130,881       381,438         149     121,074            59
                         -----------   -----------  ----------  ----------    ----------
Net assets  . . . . .    $18,958,530   $53,964,647  $8,279,571  $4,900,189    $6,340,754
                         ===========   ===========  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1998


                                              FRONTIER                  EMERGING                                           HIGH
                                              CAPITAL      ENHANCED     MARKETS      GLOBAL       BOND     SMALL/MID      YIELD
                                            APPRECIATION  U.S. EQUITY    EQUITY      EQUITY      INDEX      CAP CORE       BOND
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                            ------------  -----------  ----------  ----------  ----------  ----------  ------------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value. . . . . . . . . . . . . . . . . .    $       --   $       --    $187,005    $164,028   $1,065,457   $303,153    $4,527,584
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . . .     9,675,718    2,474,617
Receivable from:
 John Hancock Variable Series Trust I . .            --           --           2           2           16          4            20
 M Fund Inc.  . . . . . . . . . . . . . .        17,003       16,938          --          --           --         --            --
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Total assets  . . . . . . . . . . . . . .     9,692,721    2,491,555     187,007     164,030    1,065,473    303,157     4,527,604
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company . . . . . . . . . . . . . . . .        16,917       16,917          --          --           --         --            --
 M Fund Inc.  . . . . . . . . . . . . . .            --           --           2           2           16          4            20
Asset charges payable . . . . . . . . . .            86           21          --          --           --         --            --
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Total liabilities . . . . . . . . . . . .        17,003       16,938           2           2           16          4            20
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Net assets  . . . . . . . . . . . . . . .    $9,675,718   $2,474,617    $187,005    $164,028   $1,065,457   $303,153    $4,527,584
                                             ==========   ==========    ========    ========   ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENTS OF OPERATIONS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                   LARGE CAP GROWTH                     SOVEREIGN BOND
                                      SUBACCOUNT                          SUBACCOUNT
                        -------------------------------------   -------------------------------
                           1998         1997         1996          1998        1997       1996
                        -----------  -----------  ------------  -----------  --------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 6,312,073  $ 2,884,498  $ 2,452,382   $2,190,901   $855,742   $242,881
  M Fund Inc. . . . .            --           --           --           --         --         --
                        -----------  -----------  -----------   ----------   --------   --------
Total investment
 income . . . . . . .     6,312,073    2,884,498    2,452,382    2,190,901    855,742    242,881
Expenses:
 Mortality and expense
  risks . . . . . . .       168,652       91,256       49,880       93,556     39,184     14,129
                        -----------  -----------  -----------   ----------   --------   --------
Net investment income     6,143,421    2,793,242    2,402,502    2,097,345    816,558    228,752
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .     1,750,881      619,721      444,487      185,230     80,538      5,746
 Net unrealized
  appreciation
  (depreciation)
  during the period .     8,041,022    2,301,920   (1,104,574)    (378,058)    63,687    (69,973)
                        -----------  -----------  -----------   ----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments    9,791,903    2,921,641     (660,087)    (192,828)   144,225    (64,227)
                        -----------  -----------  -----------   ----------   --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $15,935,324  $ 5,714,883  $ 1,742,415   $1,904,517   $960,783   $164,525
                        ===========  ===========  ===========   ==========   ========   ========




                            INTERNATIONAL EQUITY INDEX              SMALL CAP GROWTH
                                    SUBACCOUNT                         SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1998        1997         1996       1998        1997       1996*
                        ----------  ------------  --------  -----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $1,930,710  $   422,913   $ 52,188  $       --   $    473    $    512
  M Fund Inc. . . . .           --           --         --          --         --          --
                        ----------  -----------   --------  ----------   --------    --------
Total investment
 income . . . . . . .    1,930,710      422,913     52,188          --        473         512
Expenses:
 Mortality and expense
  risks . . . . . . .       45,651       33,893     23,132      22,593      6,547       1,547
                        ----------  -----------   --------  ----------   --------    --------
Net investment income
 (loss) . . . . . . .    1,885,059      389,020     29,056     (22,593)    (6,074)     (1,035)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      152,030      244,810    165,730      58,729     21,707     (40,018)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       78,480   (1,219,540)   137,729   1,070,805    126,699      (2,665)
                        ----------  -----------   --------  ----------   --------    --------
Net realized and
 unrealized gain
 (loss) on investments     230,510     (974,730)   303,459   1,129,534    148,406     (42,683)
                        ----------  -----------   --------  ----------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $2,115,569  $  (585,710)  $332,515  $1,106,941   $142,332    $(43,718)
                        ==========  ===========   ========  ==========   ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                            INTERNATIONAL BALANCED               MID CAP GROWTH
                                  SUBACCOUNT                       SUBACCOUNT
                        ------------------------------  -------------------------------
                           1998       1997      1996*      1998       1997       1996*
                        ----------  ---------  -------  ----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  185,760  $ 61,249   $ 2,947  $1,114,374  $     --    $  1,177
  M Fund Inc. . . . .           --        --        --          --        --          --
                        ----------  --------   -------  ----------  --------    --------
Total investment
 income . . . . . . .      185,760    61,249     2,947   1,114,374        --       1,177
Expenses:
 Mortality and expense
  risks . . . . . . .        9,687     4,443       356      26,123     8,287         719
                        ----------  --------   -------  ----------  --------    --------
Net investment income
 (loss) . . . . . . .      176,073    56,806     2,591   1,088,251    (8,287)        458
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .       24,206     8,667        56     599,619     1,235        (391)
 Net unrealized
  appreciation
  (depreciation)
  during the period .      147,461   (67,714)    5,307   1,184,263   486,186       6,440
                        ----------  --------   -------  ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments     171,667   (59,047)    5,363   1,783,882   487,421       6,049
                        ----------  --------   -------  ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  347,740  $ (2,241)  $ 7,954  $2,872,133  $479,134    $  6,507
                        ==========  ========   =======  ==========  ========    ========




                               LARGE CAP VALUE                  MONEY MARKET
                                 SUBACCOUNT                      SUBACCOUNT
                        -----------------------------  ------------------------------
                           1998       1997     1996*      1998       1997       1996
                        ----------  --------  -------  ----------  --------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  797,874  $194,199  $13,644  $1,854,829  $758,434   $287,321
  M Fund Inc. . . . .           --        --       --          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Total investment
 income . . . . . . .      797,874   194,199   13,644   1,854,829   758,434    287,321
Expenses:
 Mortality and expense
  risks . . . . . . .       41,415    11,163      964     167,813    66,882     30,722
                        ----------  --------  -------  ----------  --------   --------
Net investment income      756,459   183,036   12,680   1,687,016   691,552    256,599
Net realized and
 unrealized gain on
 investments:
 Net realized gains .      330,827   164,821    1,327          --        --         --
 Net unrealized
  appreciation during
  the period  . . . .      145,355   279,449   23,553          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Net realized and
 unrealized gain on
 investments. . . . .      476,182   444,270   24,880          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $1,232,641  $627,306  $37,560  $1,687,016  $691,552   $256,599
                        ==========  ========  =======  ==========  ========   ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 MID CAP VALUE                     DIVERSIFIED MID CAP GROWTH
                                   SUBACCOUNT                              SUBACCOUNT
                        ---------------------------------  ------------------------------------------
                           1998         1997      1996*        1998           1997            1996
                        ------------  ---------  --------  -------------  -------------  --------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   120,469   $446,081   $  6,878  $     142,469  $    878,600    $    238,163
  M Fund Inc. . . . .            --         --         --             --            --              --
                        -----------   --------   --------  -------------  ------------    ------------
Total investment
 income . . . . . . .       120,469    446,081      6,878        142,469       878,600         238,163
Expenses:
 Mortality and expense
  risks . . . . . . .        45,020     11,421        377         34,432        35,934          21,146
                        -----------   --------   --------  -------------  ------------    ------------
Net investment income        75,449    434,660      6,501        108,037       842,666         217,017
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (538,516)   101,787        845        232,246       297,666         317,400
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (830,390)   (39,717)    13,910        236,333      (730,748)        344,786
                        -----------   --------   --------  -------------  ------------    ------------
Net realized and
 unrealized gain
 (loss) on investments   (1,368,906)    62,070     14,755        468,579      (433,082)        662,186
                        -----------   --------   --------  -------------  ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(1,293,457)  $496,730   $ 21,256  $     576,616  $    409,584    $    879,203
                        ===========   ========   ========  =============  ============    ============




                               REAL ESTATE EQUITY                    GROWTH & INCOME
                                   SUBACCOUNT                           SUBACCOUNT
                        ---------------------------------  -----------------------------------
                           1998         1997       1996       1998         1997         1996
                        ------------  ---------  --------  -----------  ----------  -------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   305,783   $246,677   $ 50,204  $ 9,266,175  $5,917,063   $3,056,625
  M Fund Inc. . . . .            --         --         --           --          --           --
                        -----------   --------   --------  -----------  ----------   ----------
Total investment
 income . . . . . . .       305,783    246,677     50,204    9,266,175   5,917,063    3,056,625
Expenses:
 Mortality and expense
  risks . . . . . . .        22,716     13,879      4,547      290,361     169,135       89,391
                        -----------   --------   --------  -----------  ----------   ----------
Net investment income       283,067    232,798     45,657    8,975,814   5,747,928    2,967,234
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (454,979)   252,095     19,122    2,061,212   2,390,414      512,402
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (698,676)   (13,488)   191,067    7,759,307     435,778     (496,647)
                        -----------   --------   --------  -----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (1,153,655)   238,607    210,189    9,820,519   2,826,192       15,755
                        -----------   --------   --------  -----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (870,588)  $471,405   $255,846  $18,796,333  $8,574,120   $2,982,989
                        ===========   ========   ========  ===========  ==========   ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                      MANAGED                          SHORT-TERM BOND
                                    SUBACCOUNT                           SUBACCOUNT
                        ----------------------------------   -----------------------------------
                           1998        1997        1996          1998         1997         1996
                        ----------  ----------  -----------  -------------  ----------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $3,606,186  $1,879,954  $1,281,149   $    977,164   $ 415,542    $181,937
  M Fund Inc. . . . .           --          --          --             --          --          --
                        ----------  ----------  ----------   ------------   ---------    --------
Total investment
 income . . . . . . .    3,606,186   1,879,954   1,281,149        977,164     415,542     181,937
Expenses:
 Mortality and expense
  risks . . . . . . .      121,905      65,383      35,103         50,947      20,551       9,277
                        ----------  ----------  ----------   ------------   ---------    --------
Net investment income    3,484,281   1,814,571   1,246,046        926,217     394,991     172,660
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      278,186     171,318     124,493         24,740      35,294     (52,888)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    1,791,231     715,231    (507,517)      (136,999)    (25,976)     (7,734)
                        ----------  ----------  ----------   ------------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   2,069,417     886,549    (383,024)      (112,259)      9,318     (60,622)
                        ----------  ----------  ----------   ------------   ---------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $5,553,698  $2,701,120  $  863,022   $    813,958   $ 404,309    $112,038
                        ==========  ==========  ==========   ============   =========    ========




                               SMALL CAP VALUE            INTERNATIONAL OPPORTUNITIES
                                 SUBACCOUNT                       SUBACCOUNT
                        ------------------------------  -------------------------------
                          1998        1997      1996*      1998       1997        1996*
                        ----------  ---------  -------  ----------  ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  47,350   $299,278   $ 8,296  $  103,399  $  69,078    $ 2,965
  M Fund Inc. . . . .          --         --        --          --         --         --
                        ---------   --------   -------  ----------  ---------    -------
Total investment
 income . . . . . . .      47,350    299,278     8,296     103,399     69,078      2,965
Expenses:
 Mortality and expense
  risks . . . . . . .      33,335      8,494       523      50,003     13,177      1,439
                        ---------   --------   -------  ----------  ---------    -------
Net investment income      14,015    290,784     7,773      53,396     55,901      1,526
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (9,919)    75,149        58     191,495     80,782        242
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (523,693)   (18,626)   14,046   1,108,416   (260,664)    36,666
                        ---------   --------   -------  ----------  ---------    -------
Net realized and
 unrealized gain
 (loss) on investments   (533,612)    56,523    14,104   1,299,911   (179,882)    36,908
                        ---------   --------   -------  ----------  ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(519,597)  $347,307   $21,877  $1,353,307  $(123,981)   $38,434
                        =========   ========   =======  ==========  =========    =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 EQUITY INDEX                    STRATEGIC BOND
                                  SUBACCOUNT                       SUBACCOUNT
                        -------------------------------  -----------------------------
                           1998        1997      1996*     1998      1997       1996*
                        ----------  ----------  -------  --------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $1,337,750  $  409,920  $23,300  $303,545  $ 74,850    $  7,425
  M Fund Inc. . . . .           --          --       --        --        --          --
                        ----------  ----------  -------  --------  --------    --------
Total investment
 income . . . . . . .    1,337,750     409,920   23,300   303,545    74,850       7,425
Expenses:
 Mortality and expense
  risks . . . . . . .      126,021      31,223    1,962    19,894     3,820         349
                        ----------  ----------  -------  --------  --------    --------
Net investment income    1,211,729     378,697   21,338   283,651    71,030       7,076
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      691,270     901,978   17,398    81,659     8,335          22
 Net unrealized
  appreciation
  (depreciation)
  during the period .    6,098,919     392,256   55,782    43,608   (11,727)       (591)
                        ----------  ----------  -------  --------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   6,790,189   1,294,234   73,180   125,267    (3,392)       (569)
                        ----------  ----------  -------  --------  --------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $8,001,918  $1,672,931  $94,518  $408,918  $ 67,638    $  6,507
                        ==========  ==========  =======  ========  ========    ========




                             TURNER CORE GROWTH         BRANDES INTERNATIONAL EQUITY
                                 SUBACCOUNT                      SUBACCOUNT
                        ----------------------------   -----------------------------
                          1998      1997      1996*      1998      1997        1996
                        --------  ---------  --------  --------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $     --  $      --  $    --   $     --  $     --    $     --
  M Fund Inc. . . . .     84,940     91,360   21,778    358,080    32,677       5,263
                        --------  ---------  -------   --------  --------    --------
Total investment
 income . . . . . . .     84,940     91,360   21,778    358,080    32,677       5,263
Expenses:
 Mortality and expense
  risks . . . . . . .      7,737      4,071    2,140     14,434     7,502       2,280
                        --------  ---------  -------   --------  --------    --------
Net investment income     77,203     87,289   19,638    343,646    25,175       2,983
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    156,278     76,711   (9,767)    89,337    12,541      (2,433)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    562,620     32,626   16,054     91,915   (26,022)    (12,286)
                        --------  ---------  -------   --------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   718,898    109,337    6,287    181,252   (13,481)    (14,719)
                        --------  ---------  -------   --------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $796,101  $ 196,626  $25,925   $524,898  $ 11,694    $(11,736)
                        ========  =========  =======   ========  ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                ENHANCED
                         FRONTIER CAPITAL APPRECIATION        U.S. EQUITY
                                   SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ------------------
                          1998        1997       1996*       1998      1997**
                        ----------  ----------  ---------  --------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $      --   $      --   $     --   $     --   $     --
  M Fund Inc. . . . .      34,738     128,190         --     72,302     15,335
                        ---------   ---------   --------   --------   --------
Total investment
 income . . . . . . .      34,738     128,190         --     72,302     15,335
Expenses:
 Mortality and expense
  risks . . . . . . .      24,841      10,040      1,679      4,069        478
                        ---------   ---------   --------   --------   --------
Net investment income
 (loss) . . . . . . .       9,897     118,150     (1,679)    68,233     14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (445,752)    614,358    (21,044)    87,723      4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .     432,064    (368,570)     5,101     89,677      6,844
                        ---------   ---------   --------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments    (13,688)    245,788    (15,943)   177,400     11,021
                        ---------   ---------   --------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (3,791)  $ 363,938   $(17,622)  $245,633   $ 25,878
                        =========   =========   ========   ========   ========




                         EMERGING                             SMALL/
                         MARKETS      GLOBAL       BOND      MID CAP     HIGH YIELD
                          EQUITY      EQUITY      INDEX        CORE         BOND
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  ----------  ----------  ----------  ------------
                         1998***     1998***     1998***     1998***      1998***
                        ----------  ----------  ----------  ----------  ------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $    522    $    491    $ 23,842    $     --      $ 88,721
  M Fund Inc. . . . .         --          --          --          --            --
                        --------    --------    --------    --------      --------
Total investment
 income . . . . . . .        522         491      23,842          --        88,721
Expenses:
 Mortality and expense
  risks . . . . . . .        387         339         937         535         1,962
                        --------    --------    --------    --------      --------
Net investment income
 (loss) . . . . . . .        135         152      22,905        (535)       86,759
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (45,975)    (21,835)      1,002     (25,196)       64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .      2,289       4,812     (10,217)     18,718       149,416
                        --------    --------    --------    --------      --------
Net realized and
 unrealized gain
 (loss) on investments   (43,686)    (17,023)     (9,215)     (6,478)      214,240
                        --------    --------    --------    --------      --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(43,551)   $(16,871)   $ 13,690    $ (7,013)     $300,999
                        ========    ========    ========    ========      ========



---------
*   From May 1, 1996 (commencement of operations).
**  From July 1, 1997 (commencement of operations).
*** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                         LARGE CAP GROWTH                            SOVEREIGN BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                             -----------------------------------------   ---------------------------------------
                                                 1998           1997          1996           1998          1997           1996
                                             -------------  -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $  6,143,421   $  2,793,242   $ 2,402,502   $  2,097,345   $   816,558    $  228,752
 Net realized gains  . . . . . . . . . . .      1,750,881        619,721       444,487        185,230        80,538         5,746
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      8,041,022      2,301,920    (1,104,574)      (378,058)       63,687       (69,973)
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . .     15,935,324      5,714,883     1,742,415      1,904,517       960,783       164,525
From policyholder transactions:
 Net premiums from policyholders . . . . .     29,859,648     20,264,849    13,036,922     38,567,292    21,324,560     4,312,776
 Net benefits to policyholders . . . . . .    (13,281,028)   (10,390,849)   (4,928,834)   (27,391,317)   (8,009,615)     (679,839)
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     16,578,620      9,874,000     8,108,088     11,175,975    13,314,945     3,632,937
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets . . . . . . . .     32,513,944     15,588,883     9,850,503     13,080,492    14,275,728     3,797,462
Net assets at beginning of period  . . . .     32,504,276     16,915,393     7,064,890     19,461,475     5,185,747     1,388,285
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net assets at end of period  . . . . . . .   $ 65,018,220   $ 32,504,276   $16,915,393   $ 32,541,967   $19,461,475    $5,185,747
                                             ============   ============   ===========   ============   ===========    ==========




                                                      INTERNATIONAL EQUITY INDEX                     SMALL CAP GROWTH
                                                              SUBACCOUNT                                SUBACCOUNT
                                                ---------------------------------------   --------------------------------------
                                                   1998          1997          1996          1998          1997          1996*
                                                ------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $ 1,885,059   $   389,020   $    29,056   $   (22,593)  $    (6,074)   $   (1,035)
 Net realized gains (losses)  . . . . . . . .       152,030       244,810       165,730        58,729        21,707       (40,018)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .        78,480    (1,219,540)      137,729     1,070,805       126,699        (2,665)
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . . .     2,115,569      (585,710)      332,515     1,106,941       142,332       (43,718)
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    10,034,119     8,150,400     4,750,218    12,088,047     2,870,481     1,120,880
 Net benefits to policyholders  . . . . . . .    (8,344,107)   (4,505,840)   (1,906,352)   (6,621,834)   (1,005,386)     (579,637)
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .     1,690,012     3,644,560     2,843,866     5,466,213     1,865,095       541,243
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets  . . . . . . . . .     3,805,581     3,058,850     3,176,381     6,573,154     2,007,427       497,525
Net assets at beginning of period . . . . . .     8,790,049     5,731,199     2,554,818     2,504,952       497,525             0
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period . . . . . . . . .   $12,595,630   $ 8,790,049   $ 5,731,199   $ 9,078,106   $ 2,504,952    $  497,525
                                                ===========   ===========   ===========   ===========   ===========    ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                              INTERNATIONAL BALANCED                      MID CAP GROWTH
                                    SUBACCOUNT                              SUBACCOUNT
                        -----------------------------------   --------------------------------------
                           1998          1997       1996*        1998          1997          1996*
                        ------------  -----------  ---------  ------------  ------------  -------------
Increase (decrease) in
net assets from
operations:
 Net investment income
  (loss). . . . . . .   $   176,073   $   56,806   $  2,591   $ 1,088,251   $    (8,287)   $      458
 Net realized gains
  (losses). . . . . .        24,206        8,667         56       599,619         1,235          (391)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       147,461      (67,714)     5,307     1,184,263       486,186         6,440
                        -----------   ----------   --------   -----------   -----------    ----------
Net increase
(decrease) in net
assets resulting from
operations  . . . . .       347,740       (2,241)     7,954     2,872,133       479,134         6,507
From policyholder
transactions:
 Net premiums from
  policyholders . . .     3,163,316    1,608,069    148,617    11,323.614     3,212,754       858,546
 Net benefits to
  policyholders . . .    (1,882,974)    (282,878)    (4,276)   (5,132,055)     (915,459)      (26,730)
                        -----------   ----------   --------   -----------   -----------    ----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     1,280,342    1,325,191    144,341     6,191,559     2,297,295       831,816
                        -----------   ----------   --------   -----------   -----------    ----------
Net increase in net
assets. . . . . . . .     1,628,082    1,322,950    152,295     9,063,692     2,776,429       838,323
Net assets at
beginning of period .     1,475,245      152,295          0     3,614,752       838,323             0
                        -----------   ----------   --------   -----------   -----------    ----------
Net assets at end of
period. . . . . . . .   $ 3,103,327   $1,475,245   $152,295   $12,678,444   $ 3,614,752    $  838,323
                        ===========   ==========   ========   ===========   ===========    ==========




                                                       LARGE CAP VALUE                              MONEY MARKET
                                                          SUBACCOUNT                                 SUBACCOUNT
                                             ------------------------------------   --------------------------------------------
                                                1998          1997        1996*         1998            1997             1996
                                             ------------  ------------  ---------  --------------  --------------  ---------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $   756,459   $   183,036   $ 12,680   $   1,687,016   $     691,552    $    256,599
 Net realized gains  . . . . . . . . . . .       330,827       164,821      1,327              --              --              --
 Net unrealized appreciation during the
  period . . . . . . . . . . . . . . . . .       145,355       279,449     23,553              --              --              --
                                             -----------   -----------   --------   -------------   -------------    ------------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .     1,232,641       627,306     37,560       1,687,016         691,552         256,599
From policyholder transactions:
 Net premiums from policyholders . . . . .    15,144,316     5,421,062    767,660     340,377,358     103,737,470      36,814,029
 Net benefits to policyholders . . . . . .    (4,937,583)   (1,620,578)   (42,864)   (269,723,839)   (100,296,756)    (31,658,283)
                                             -----------   -----------   --------   -------------   -------------    ------------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .    10,206,733     3,800,484    724,796      70,653,519       3,440,714       5,155,746
                                             -----------   -----------   --------   -------------   -------------    ------------
Net increase in net assets . . . . . . . .    11,439,374     4,427,790    762,356      72,340,535       4,132,266       5,412,345
Net assets at beginning of period  . . . .     5,190,146       762,356          0      14,171,123      10,038,857       4,626,512
                                             -----------   -----------   --------   -------------   -------------    ------------
Net assets at end of period  . . . . . . .   $16,629,520   $ 5,190,146   $762,356   $  86,511,658   $  14,171,123    $ 10,038,857
                                             ===========   ===========   ========   =============   =============    ============



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MID CAP VALUE                       DIVERSIFIED MID CAP GROWTH
                                                             SUBACCOUNT                                SUBACCOUNT
                                              ----------------------------------------   ---------------------------------------
                                                 1998          1997          1996*          1998          1997           1996
                                              ------------  ------------  -------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $    75,449   $   434,660   $      6,501   $   108,037   $   842,666    $   217,017
 Net realized gains (losses)  . . . . . . .      (538,516)      101,787            845       232,246       297,666        317,400
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      (830,390)      (39,717)        13,910       236,333      (730,748)       344,786
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .    (1,293,457)      496,730         21,256       576,616       409,584        879,203
From policyholder transactions:
 Net premiums from policyholders  . . . . .    18,837,112     6,323,061        324,248     4,563,154     8,511,081      4,939,686
 Net benefits to policyholders  . . . . . .    (7,855,945)   (1,089,206)        (9,188)   (6,481,542)   (6,274,668)    (1,301,761)
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions .    10,981,167     5,233,855        315,060    (1,918,388)    2,236,413      3,637,925
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets . . .     9,687,710     5,730,585        336,316    (1,341,772)    2,645,997      4,517,128
Net assets at beginning of period . . . . .     6,066,901       336,316              0     8,833,185     6,187,188      1,670,060
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net assets at end of period . . . . . . . .   $15,754,611   $ 6,066,901   $    336,316   $ 7,491,413   $ 8,833,185    $ 6,187,188
                                              ===========   ===========   ============   ===========   ===========    ===========




                                                        REAL ESTATE EQUITY                          GROWTH & INCOME
                                                            SUBACCOUNT                                SUBACCOUNT
                                              --------------------------------------   -----------------------------------------
                                                 1998          1997          1996          1998           1997           1996
                                              ------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $   283,067   $   232,798   $   45,657   $  8,975,814   $  5,747,928    $ 2,967,234
 Net realized gains (losses)  . . . . . . .      (454,979)      252,095       19,122      2,061,212      2,390,414        512,402
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      (698,676)      (13,488)     191,067      7,759,307        435,778       (496,647)
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .      (870,588)      471,405      255,846     18,796,333      8,574,120      2,982,989
From policyholder transactions:
 Net premiums from policyholders  . . . . .     6,964,604     4,833,914      748,683     60,975,616     35,535,599     19,263,021
 Net benefits to policyholders  . . . . . .    (5,513,221)   (2,393,463)    (295,788)   (31,360,866)   (21,776,809)    (5,502,524)
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .     1,451,383     2,440,451      452,895     29,614,750     13,758,790     13,760,497
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets  . . . . . . . .       580,795     2,911,856      708,741     48,411,083     22,332,910     16,743,486
Net assets at beginning of period . . . . .     4,191,379     1,279,523      570,782     47,996,192     25,663,282      8,919,796
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period . . . . . . . .   $ 4,772,174   $ 4,191,379   $1,279,523   $ 96,407,275   $ 47,996,192    $25,663,282
                                              ===========   ===========   ==========   ============   ============    ===========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                              MANAGED                               SHORT-TERM BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                              ---------------------------------------   ----------------------------------------
                                                 1998          1997          1996           1998          1997           1996
                                              ------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $ 3,484,281   $ 1,814,571   $ 1,246,046   $    926,217   $   394,991    $   172,660
 Net realized gains (losses)  . . . . . . .       278,186       171,318       124,493         24,740        35,294        (52,888)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     1,791,231       715,231      (507,517)      (136,999)      (25,976)        (7,734)
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .     5,553,698     2,701,120       863,022        813,958       404,309        112,038
From policyholder transactions:
 Net premiums from policyholders  . . . . .    21,019,273    16,914,475     9,996,216     27,490,588    12,911,228      8,757,242
 Net benefits to policyholders  . . . . . .    (8,281,600)   (9,357,535)   (3,151,700)   (21,534,195)   (4,234,624)    (7,683,085)
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .    12,737,673     7,556,940     6,844,516      5,956,393     8,676,604      1,074,157
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets  . . . . . . . .    18,291,371    10,258,060     7,707,538      6,770,351     9,080,913      1,186,195
Net assets at beginning of period . . . . .    21,775,321    11,517,261     3,809,723     12,476,155     3,395,242      2,209,047
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period . . . . . . . .   $40,066,692   $21,775,321   $11,517,261   $ 19,246,506   $12,476,155    $ 3,395,242
                                              ===========   ===========   ===========   ============   ===========    ===========




                                  SMALL CAP VALUE                  INTERNATIONAL OPPORTUNITIES
                                    SUBACCOUNT                             SUBACCOUNT
                        -----------------------------------   -------------------------------------
                           1998          1997       1996*         1998          1997         1996*
                        ------------  -----------  ---------  -------------  ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    14,015   $  290,784   $  7,773   $     53,396   $    55,901    $  1,526
 Net realized gains
  (losses). . . . . .        (9,919)      75,149         58        191,495        80,782         242
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (523,693)     (18,626)    14,046      1,108,416      (260,664)     36,666
                        -----------   ----------   --------   ------------   -----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (519,597)     347,307     21,877      1,353,307      (123,981)     38,434
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    11,420,833    4,182,527    335,271     23,844,756     8,906,153     960,081
 Net benefits to
  policyholders . . .    (4,363,378)    (897,951)   (16,141)   (12,275,087)   (3,655,731)    (89,402)
                        -----------   ----------   --------   ------------   -----------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     7,057,455    3,284,576    319,130     11,569,669     5,250,422     870,679
                        -----------   ----------   --------   ------------   -----------    --------
Net increase in net
 assets . . . . . . .     6,537,858    3,631,883    341,007     12,922,976     5,126,441     909,113
Net assets at
 beginning of period      3,972,890      341,007          0      6,035,554       909,113           0
                        -----------   ----------   --------   ------------   -----------    --------
Net assets at end of
 period . . . . . . .   $10,510,748   $3,972,890   $341,007   $ 18,958,530   $ 6,035,554    $909,113
                        ===========   ==========   ========   ============   ===========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           EQUITY INDEX                              STRATEGIC BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                              ---------------------------------------   ----------------------------------------
                                                  1998          1997         1996*         1998          1997           1996*
                                              -------------  ------------  -----------  ------------  ------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $  1,211,729   $   378,697   $   21,338   $   283,651   $    71,030    $      7,076
 Net realized gains . . . . . . . . . . . .        691,270       901,978       17,398        81,659         8,335              22
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      6,098,919       392,256       55,782        43,608       (11,727)           (591)
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .      8,001,918     1,672,931       94,518       408,918        67,638           6,507
From policyholder transactions:
 Net premiums from policyholders  . . . . .     60,690,933    23,412,687    1,282,798     9,258,713     1,828,179         259,231
 Net benefits to policyholders  . . . . . .    (31,166,123)   (9,622,006)    (403,009)   (3,008,341)     (534,164)         (7,110)
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .     29,524,810    13,790,681      879,789     6,250,372     1,294,015         252,121
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets  . . . . . . . .     37,526,728    15,463,612      974,307     6,659,290     1,361,653         258,628
Net assets at beginning of period . . . . .     16,437,919       974,307            0     1,620,281       258,628               0
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net assets at end of period . . . . . . . .   $ 53,964,647   $16,437,919   $  974,307   $ 8,279,571   $ 1,620,281    $    258,628
                                              ============   ===========   ==========   ===========   ===========    ============




                                 TURNER CORE GROWTH                     BRANDES INTERNATIONAL
                                     SUBACCOUNT                           EQUITY SUBACCOUNT
                        -------------------------------------   ------------------------------------
                           1998          1997        1996*         1998        1997           1996
                        ------------  -----------  -----------  ----------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    77,203   $   87,289   $   19,638   $  343,646  $    25,175    $    2,983
 Net realized gains
  (losses). . . . . .       156,278       76,711       (9,767)      89,337       12,541        (2,433)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       562,620       32,626       16,054       91,915      (26,022)      (12,286)
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       796,101      196,626       25,925      524,898       11,694       (11,736)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     4,779,974      743,622    1,135,180    5,520,633    2,484,010     1,021,041
 Net benefits to
  policyholders . . .    (1,690,860)    (580,027)    (506,352)   2,041,375   (1,088,249)      (80,162)
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     3,089,114      163,595      628,828    3,479,258    1,395,761       940,879
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase in net
 assets . . . . . . .     3,885,215      360,221      654,753    4,004,156    1,407,455       929,143
Net assets at
 beginning of period      1,014,974      654,753            0    2,336,598      929,143             0
                        -----------   ----------   ----------   ----------  -----------    ----------
Net assets at end of
 period . . . . . . .   $ 4,900,189   $1,014,974   $  654,753   $6,340,754  $ 2,336,598    $  929,143
                        ===========   ==========   ==========   ==========  ===========    ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                            FRONTIER CAPITAL APPRECIATION          ENHANCED U.S. EQUITY
                                      SUBACCOUNT                        SUBACCOUNT
                        --------------------------------------   ------------------------
                           1998          1997         1996*         1998         1997**
                        ------------  ------------  -----------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $     9,897   $   118,150   $   (1,679)  $   68,233   $     14,857
 Net realized gains
  (losses). . . . . .      (445,752)      614,358      (21,044)      87,723          4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .       432,064      (368,570)       5,101       89,677          6,844
                        -----------   -----------   ----------   ----------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        (3,791)      363,938      (17,622)     245,633         25,878
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    13,982,031    10,030,418    1,535,063    3,031,309        475,503
 Net benefits to
  policyholders . . .    (9,695,520)   (5,969,436)    (549,363)   1,299,530         (4,176)
                        -----------   -----------   ----------   ----------   ------------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     4,286,511     4,060,982      985,700    1,731,779        471,327
                        -----------   -----------   ----------   ----------   ------------
Net increase in net
 assets . . . . . . .     4,282,720     4,424,920      968,078    1,977,412        497,205
Net assets at
 beginning of period      5,392,998       968,078            0      497,205              0
                        -----------   -----------   ----------   ----------   ------------
Net assets at end of
 period . . . . . . .   $ 9,675,718   $ 5,392,998   $  968,078   $2,474,617   $    497,205
                        ===========   ===========   ==========   ==========   ============




                         EMERGING                                  SMALL/
                          MARKETS       GLOBAL         BOND        MID CAP     HIGH YIELD
                          EQUITY        EQUITY         INDEX        CORE          BOND
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ------------  ------------  -----------  -----------  --------------
                          1998***       1998***       1998***      1998***       1998***
                        ------------  ------------  -----------  -----------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $       135   $       152   $   22,905   $     (535)   $    86,759
 Net realized gains
  (losses). . . . . .       (45,975)      (21,835)       1,002      (25,196)        64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .         2,289         4,812      (10,217)      18,718        149,416
                        -----------   -----------   ----------   ----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       (43,551)      (16,871)      13,690       (7,013)       300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     2,434,226     2,372,034    1,176,234    1,089,030      6,683,673
 Net benefits to
  policyholders . . .    (2,203,670)   (2,191,135)    (124,467)    (778,864)    (2,457,088)
                        -----------   -----------   ----------   ----------    -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .       230,556       180,899    1,051,767      310,166      4,226,585
                        -----------   -----------   ----------   ----------    -----------
Net increase in net
 assets . . . . . . .       187,005       164,028    1,065,457      303,153      4,527,584
Net assets at
 beginning of period              0             0            0            0              0
                        -----------   -----------   ----------   ----------    -----------
Net assets at end of
 period . . . . . . .   $   187,005   $   164,208   $1,065,457   $  303,153    $ 4,527,584
                        ===========   ===========   ==========   ==========    ===========



---------
*   From May 1, 1996 (commencement of operations).
**  From July 1, 1997 (commencement of operations).
*** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity), Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1998, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 were as follows:


                SUBACCOUNT            SHARES OWNED     COST          VALUE
                ----------            ------------  -----------  -------------
      ------------------------------------------------------------------------
      Large Cap Growth  . . . . . .    2,482,160    $55,624,133   $65,018,220
      Sovereign Bond  . . . . . . .    3,279,909     32,895,576    32,541,967
      International Equity Index  .      809,459     13,492,182    12,595,630
      Small Cap Growth  . . . . . .      698,985      7,883,267     9,078,106
      International Balanced  . . .      278,964      3,018,272     3,103,327
      Mid Cap Growth  . . . . . . .      838,771     11,001,555    12,678,444
      Large Cap Value . . . . . . .    1,186,104     16,181,162    16,629,520
      Money Market  . . . . . . . .    8,651,166     86,511,658    86,511,658
      Mid Cap Value . . . . . . . .    1,292,860     16,610,808    15,754,611
      Diversified Mid Cap Growth  .      469,987      7,452,538     7,491,413
      Real Estate Equity  . . . . .      383,006      5,258,257     4,772,174
      Growth & Income . . . . . . .    4,945,907     88,453,571    96,407,275
      Managed . . . . . . . . . . .    2,562,429     38,024,380    40,066,692
      Short-Term Bond . . . . . . .    1,915,373     19,395,427    19,246,506
      Small Cap Value . . . . . . .      906,973     11,039,020    10,510,748
      International Opportunities .    1,552,119     18,074,112    18,958,530
      Equity Index  . . . . . . . .    3,048,380     47,417,688    53,964,646
      Strategic Bond  . . . . . . .      781,135      8,248,280     8,279,571
      Turner Core Growth  . . . . .      274,674      4,288,888     4,900,189
      Brandes International Equity       584,940      6,287,148     6,340,754
      Frontier Capital Appreciation      641,201      9,607,123     9,675,718
      Enhanced U.S. Equity  . . . .      136,946      2,378,097     2,474,617
      Emerging Markets Equity . . .       26,387        184,716       187,005
      Global Equity . . . . . . . .       16,615        159,217       164,028
      Bond Index  . . . . . . . . .      104,566      1,075,674     1,065,457
      Small/Mid Cap CORE  . . . . .       33,614        284,435       303,153
      High Yield Bond . . . . . . .      490,466      4,378,169     4,527,584

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund for the period ended December 31, 1998, were as follows:


                     SUBACCOUNT                   PURCHASES        SALES
                     ----------                  ------------  -------------
      Large Cap Growth . . . . . . . . . . . .   $ 29,361,732   $ 6,639,690
      Sovereign Bond . . . . . . . . . . . . .     22,087,283     8,813,963
      International Equity Index . . . . . . .      9,220,337     5,645,266
      Small Cap Growth . . . . . . . . . . . .      7,281,622     1,838,002
      International Balanced . . . . . . . . .      2,024,060       567,645
      Mid Cap Growth . . . . . . . . . . . . .      9,361,504     2,081,694
      Large Cap Value  . . . . . . . . . . . .     13,202,174     2,238,984
      Money Market . . . . . . . . . . . . . .    167,737,824    95,397,289
      Mid Cap Value  . . . . . . . . . . . . .     15,612,090     4,555,474
      Diversified Mid Cap Growth . . . . . . .      3,272,496     5,082,848
      Real Estate Equity . . . . . . . . . . .      5,551,879     3,817,431
      Growth & Income  . . . . . . . . . . . .     50,746,313    12,155,749
      Managed  . . . . . . . . . . . . . . . .     19,441,220     3,219,267
      Short-Term Bond  . . . . . . . . . . . .     15,288,727     8,406,118
      Small Cap Value  . . . . . . . . . . . .      8,944,813     1,873,344
      International Opportunities  . . . . . .     17,193,176     5,570,111
      Equity Index . . . . . . . . . . . . . .     35,787,894     5,051,356
      Strategic Bond . . . . . . . . . . . . .      9,312,827     2,778,805
      Turner Core Growth . . . . . . . . . . .      4,233,351     1,067,034
      Brandes International Equity . . . . . .      5,189,547     1,366,643
      Frontier Capital Appreciation  . . . . .      7,380,939     3,084,531
      Enhanced U.S. Equity . . . . . . . . . .      2,489,737       689,724
      Emerging Markets Equity  . . . . . . . .      1,973,067     1,742,376
      Global Equity  . . . . . . . . . . . . .      2,561,712     2,380,660
      Bond Index . . . . . . . . . . . . . . .      1,154,850        80,178
      Small/Mid Cap CORE . . . . . . . . . . .        987,868       678,237
      High Yield Bond  . . . . . . . . . . . .      6,156,047     1,842,702



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account S, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE      PAGE        KEY WORD OR PHRASE                     PAGE
Account . . . . . . .      26        modified endowment contract ......      17
account value . . . .       8        monthly deduction date............      28
Additional Sum Insured     28        mortality and expense risk charge.       9
annual processing date      6        Option A; Option B................      14
attained age. . . . .       9        optional benefits.................       9
Basic Sum Insured . .      28        optional extra death benefit
beneficiary . . . . .      37         feature..........................
business day. . . . .      26        owner.............................       4
changing Option A or B     15        partial withdrawal................      12
changing the Total Sum               partial withdrawal charge.........      10
 Insured  . . . . . .      15        payment options...................      16
charges . . . . . . .       8        Planned Premium...................       6
Code. . . . . . . . .      33        policy anniversary................      28
cost of insurance                    policy split option...............      14
 rates. . . . . . . .       9        policy year.......................      28
date of issue . . . .      27        premium; premium payment..........       4
death benefit . . . .       4        prospectus........................       2
deductions. . . . . .       8        receive; receipt..................      18
dollar cost averaging      12        reinstate; reinstatement..........       6
expenses of the Trust      10        sales charges.....................       8
fixed investment                     SEC...............................       2
 option . . . . . . .      27        Separate Account S................      26
full surrender. . . .      12        Servicing Office..................       1
fund. . . . . . . . .       2        special loan account..............      13
grace period. . . . .      13        subaccount........................      26
guaranteed minimum                   surrender.........................      12
 death benefit  . . .       6        surrender value...................      12
Guaranteed Minimum                   Target Premium....................       8
 Death Benefit                       tax considerations................      33
  Premium . . . . . .       7        telephone transfers...............      19
insurance charge. . .       9        Total Sum Insured.................      13
insured person. . . .       4        transfers of account value........      11
investment options. .       1        variable investment options.......       1
JHVLICO . . . . . . .      26        we; us............................      26
John Hancock Variable                withdrawal........................      12
 Series Trust . . . .       2        withdrawal charges................      10
lapse . . . . . . . .       6        you; your.........................       4
loan. . . . . . . . .      13
loan interest . . . .      13
maximum premiums. . .       5
Minimum Initial
 Premium. . . . . . .      27
minimum insurance
 amount . . . . . . .      14
minimum premiums. . .       5

                                    [LOGO]


        Policies Issued by John Hancock Variable Life Insurance Company
                John Hancock Place, Boston, Massachusetts 02117

S8143-FI 5/99

                           PROSPECTUS DATED MAY 3, 1999

              --------------------------------------------------
                            VARIABLE ESTATE PROTECTION
              --------------------------------------------------

          a flexible premium variable life survivorship insurance policy issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

       EXPRESS DELIVERY                                      U.S. MAIL
       ----------------                                      ---------
    529 Main Street (X-4)                                   P.O. Box 111
    Charlestown, MA 02129                                 Boston, MA 02117

                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following 27 variable investment options:

---------------------------------------------------------------------------------------------------------
                VARIABLE INVESTMENT OPTION                                   MANAGED BY
                --------------------------                                   ----------
   .......................................................
  Managed.................................................  Independence Investment Associates, Inc.
  Growth & Income.........................................  Independence Investment Associates, Inc.
  Equity Index............................................  State Street Global Advisors
  Large Cap Value.........................................  T. Rowe Price Associates, Inc.
  Large Cap Growth........................................  Independence Investment Associates, Inc.
  Mid Cap Value...........................................  Neuberger Berman, LLC
  Mid Cap Growth..........................................  Janus Capital Corporation
  Real Estate Equity......................................  Independence Investment Associates, Inc.
  Small/Mid Cap Growth....................................  Wellington Management Company, LLP
  Small/Mid Cap CORE......................................  Goldman Sachs Asset Management
  Small Cap Value.........................................  INVESCO Management & Research, Inc.
  Small Cap Growth........................................  John Hancock Advisers, Inc.
  Global Equity...........................................  Scudder Kemper Investments, Inc.
  International Balanced..................................  Brinson Partners, Inc.
  International Equity Index..............................  Independence International Associates, Inc.
  International Opportunities.............................  Rowe Price-Fleming International, Inc.
  Emerging Markets Equity.................................  Montgomery Asset Management, LLC
  Short-Term Bond.........................................  Independence Investment Associates, Inc.
  Bond Index..............................................  Mellon Bond Associates, LLP
  Sovereign Bond..........................................  John Hancock Advisers, Inc.
  Global Bond.............................................  J.P. Morgan Investment Management, Inc.
  High Yield Bond.........................................  Wellington Management Company, LLP
  Money Market............................................  John Hancock Mutual Life Insurance Company
  Brandes International Equity............................  Brandes Investment Partners, L.P.
  Turner Core Growth......................................  Turner Investment Partners, Inc.
  Frontier Capital Appreciation...........................  Frontier Capital management Company, Inc.
  Enhanced U.S. Equity....................................  Franklin Portfolio Associates, LLC
---------------------------------------------------------------------------------------------------------



         We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust") or of M Fund, Inc. (together, the trust and M Fund, Inc. are referred to as the "Series Funds"). The Series Funds are mutual funds that offer a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Attached to this prospectus are prospectuses for the Series Funds that contain detailed information about each fund offered under the policy. Be sure to read the prospectuses for the Series Funds before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 20.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 25.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 40.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 79.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

  Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

Here are the page numbers where the questions and answers appear:

Question                                                        Pages to See
--------

 . What is the policy?...............................................    4
 . Who owns the policy?..............................................    4
 . How can I invest money in the policy?.............................    4-5
 . Is there a minimum amount I must invest?..........................    6-7
 . How will the value of my investment in the policy change over
  time?.............................................................    7-8
 . What charges will JHVLICO deduct from my investment in the
  policy?...........................................................    8-10
 . What charges will the Series Funds deduct from my investment
  in the policy?....................................................    10-11
 . What other charges could JHVLICO impose in the future?............    11
 . How can I change my policy's investment allocations?..............    11-12
 . How can I access my investment in the policy?.....................    12-13
 . How much will JHVLICO pay when the last insured person dies?......    14-15
 . How can I change my policy's insurance coverage?..................    15-16
 . Can I cancel my policy after it's issued?.........................    16
 . Can I choose the form in which JHVLICO pays out policy
  proceeds?.........................................................    16-17
 . To what extent can JHVLICO vary the terms and conditions of
  its policies in particular cases?.................................    17
 . How will my policy be treated for income tax purposes?............    17-18
 . How do I communicate with JHVLICO?................................    18-19

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
29. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 6 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's
---
surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will terminate (i.e., "lapse"). If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 14), and

     . on each annual processing during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%. (An "annual processing date" is the first business day of a policy year.)

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and is "due" on each annual processing date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 14).

  If the guaranteed minimum death benefit test is not satisfied on any annual processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the annual processing date on which default occurred. If it is reinstated more than 1 year after such annual processing date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 14).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply for the first 20 days after your policy becomes effective. (See "Commencement of investment performance" beginning on page 29.)

  Over time, the amount you've invested in any variable investment option will
                                               --------
increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Series Funds and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest
                                    -----
at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 8. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 13.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
 ---------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
 --------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional benefits charge - A charge imposed for certain optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
 --------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
 -----------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the second part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die. Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
 -----------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured.

  Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
 ----------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
 ---------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Series Funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Series Funds and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures in the following chart for the funds of the Trust are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.


                                          Other     Total Fund       Other Operating
                          Investment    Operating    Operating          Expenses
Fund Name               Management Fee   Expenses    Expenses     Absent Reimbursement*
---------               --------------  ----------  -----------  -----------------------
Managed. . . . . . .         0.32%        0.05%          0.37%              0.05%
Growth & Income. . .         0.25%        0.05%          0.30%              0.05%
Equity Index. . . . .        0.14%        0.08%          0.22%              0.08%
Large Cap Value . . .        0.74%        0.07%          0.81%              0.07%
Large Cap Growth. . .        0.37%        0.05%          0.42%              0.05%
Mid Cap Value. . . .         0.80%        0.05%          0.85%              0.05%
Mid Cap Growth. . . .        0.85%        0.08%          0.93%              0.08%
Real Estate Equity. .        0.60%        0.05%          0.65%              0.05%
Small/Mid Cap Growth**       0.75%        0.05%          0.80%              0.05%
Small/Mid Cap CORE. .        0.80%        0.10%          0.90%              0.23%
Small Cap Value . . .        0.80%        0.07%          0.87%              0.07%
Small Cap Growth. . .        0.75%        0.08%          0.83%              0.08%
Global Equity. . . .         0.90%        0.10%          1.00%              0.50%
International Balanced       0.85%        0.10%          0.95%              0.64%
International Equity
 Index. . . . . . . .        0.17%        0.10%          0.27%              0.23%
International
 Opportunities. . . .        0.87%        0.10%          0.97%              0.32%
Emerging Markets
 Equity. . . . . . .         1.30%        0.10%          1.40%              0.68%
Short-Term Bond. . .         0.30%        0.05%          0.35%              0.05%
Bond Index. . . . . .        0.15%        0.05%          0.20%              0.05%
Sovereign Bond. . . .        0.25%        0.05%          0.30%              0.05%
Global Bond** . . . .        0.69%        0.06%          0.75%              0.06%
High Yield Bond. . .         0.65%        0.07%          0.72%              0.07%
Money Market. . . . .        0.25%        0.05%          0.30%              0.05%

* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.
** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
   Bond was formerly "Strategic Bond."

  The figures in the following chart for the funds of M Fund, Inc. are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees currently payable and the 1998 other operating expenses allocated to M Fund, Inc.

                                                                                                                    Other Operating
                                                                                              Other     Total Fund      Expenses
                                                                              Investment    Operating   Operating        Absent
Fund Name                                                                   Management Fee   Expenses    Expenses    Reimbursement*
---------                                                                   --------------  ----------  ----------  ----------------

Brandes International Equity**  . . . . . . . . . . . . . . . . . . . . .       1.02%         0.25%       1.27%             2.52%
Turner Core Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.45%         0.25%       0.70%             2.97%
Frontier Capital Appreciation . . . . . . . . . . . . . . . . . . . . . .       0.90%         0.25%       1.15%             0.85%
Enhanced U.S. Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       0.55%         0.25%       0.80%             1.79%

* M Financial Investment Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of the fund's average daily net assets.
** Brandes International Equity was formerly "Edinburgh Overseas Equity."



 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must equal 100% in total.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment
                                                             --------
option anytime you wish. However, transfers out of the fixed investment option
                                                       -----
are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 8). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 13) and under the guaranteed death benefit feature (see page __). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 28. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page
6). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 28.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $500,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature.

Change of death benefit option

  At any time, you may change your coverage from death benefit Option A to Option B or vice-versa. However, if you change from Option A to Option B, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 33 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions described in the prospectus may vary depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 31. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 33.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other entities that use programmed and frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% before any fees or expenses. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .61%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of
 .10%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $  4,297  $  4,582   $    4,866
   2            17,556        500,000   500,000     500,000    10,139    11,047       11,990
   3            26,998        500,000   500,000     500,000    15,093    16,975       19,003
   4            36,912        500,000   500,000     500,000    20,501    23,723       27,330
   5            47,322        500,000   500,000     500,000    25,835    30,779       36,531
   6            58,252        500,000   500,000     500,000    32,160    39,266       47,851
   7            69,728        500,000   500,000     500,000    38,396    48,138       60,356
   8            81,779        500,000   500,000     500,000    44,542    57,411       74,170
   9            94,432        500,000   500,000     500,000    50,596    67,100       89,428
  10           107,717        500,000   500,000     500,000    56,555    77,220      106,277
  11           121,667        500,000   500,000     500,000    63,066    88,472      125,601
  12           136,314        500,000   500,000     500,000    69,464   100,217      146,936
  13           151,694        500,000   500,000     500,000    75,744   112,470      170,489
  14           167,843        500,000   500,000     500,000    81,895   125,246      196,490
  15           184,799        500,000   500,000     500,000    87,908   138,561      225,192
  16           202,603        500,000   500,000     500,000    93,769   152,427      256,877
  17           221,297        500,000   500,000     542,764    99,461   166,857      291,830
  18           240,926        500,000   500,000     595,089   104,962   181,864      330,354
  19           261,536        500,000   500,000     650,943   110,248   197,460      372,795
  20           283,177        500,000   500,000     710,661   115,288   213,655      419,520
  25           408,735        500,000   500,000   1,084,815   136,879   305,839      734,613
  30           568,983        500,000   552,588   1,636,002   145,670   417,317    1,235,516
  35           773,504        500,000   668,189   2,462,967   129,229   547,575    2,018,380



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES


                                         Death Benefit                  Surrender Value
                                 ------------------------------  ------------------------------
                                     Assuming Hypothetical           Assuming Hypothetical
              Planned Premiums       Gross Annual Return of          Gross Annual Return of
  End of       Accumulated at    ------------------------------  ------------------------------
Policy Year  5% Annual Interest     0%        6%        12%         0%        6%         12%
-----------  ------------------  --------  --------  ----------  --------  --------  ------------
     1            $  8,564       $504,297  $504,581  $  504,866  $  4,297  $  4,581   $    4,866
     2              17,556        509,730   510,638     511,581    10,138    11,046       11,989
     3              26,998        515,091   516,973     519,001    15,091    16,973       19,001
     4              36,912        520,498   523,719     527,326    20,498    23,719       27,326
     5              47,322        525,830   530,773     536,524    25,830    30,773       36,524
     6              58,252        532,152   539,257     547,839    32,152    39,257       47,839
     7              69,728        538,385   548,124     560,338    38,385    48,124       60,338
     8              81,779        544,526   557,390     574,142    44,526    57,390       74,142
     9              94,432        550,574   567,069     589,384    50,574    67,069       89,384
    10             107,717        556,524   577,175     606,211    56,524    77,175      106,211
    11             121,667        563,026   588,411     625,509    63,026    88,411      125,509
    12             136,314        569,410   600,131     646,803    69,410   100,131      146,803
    13             151,694        575,667   612,347     670,291    75,667   112,347      170,291
    14             167,843        581,786   625,066     696,189    81,786   125,066      196,189
    15             184,799        587,751   638,294     724,734    87,751   138,294      224,734
    16             202,603        593,543   652,034     756,179    93,543   152,034      256,179
    17             221,297        599,139   666,281     790,804    99,139   166,281      290,804
    18             240,926        604,507   681,025     828,907   104,507   181,025      328,907
    19             261,536        609,613   696,248     870,811   109,613   196,248      370,811
    20             283,177        614,410   711,921     916,866   114,410   211,921      416,866
    25             408,735        633,225   797,182   1,225,815   133,225   297,182      725,815
    30             568,983        634,196   884,941   1,713,498   134,197   384,941    1,213,498
    35             773,504        600,864   955,619   2,472,666   100,864   455,619    1,972,666



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                         Death Benefit                  Surrender Value
                                 ------------------------------  -----------------------------
                                     Assuming hypothetical           Assuming hypothetical
              Planned Premiums       gross annual return of         gross annual return of
  End of       accumulated at    ------------------------------  -----------------------------
Policy Year  5% annual interest     0%        6%        12%        0%        6%         12%
-----------  ------------------  --------  --------  ----------  -------  --------  ------------
     1            $  8,564       $500,000  $500,000  $  500,000  $ 4,136  $  4,414   $    4,693
     2              17,556        500,000   500,000     500,000    9,780    10,664       11,583
     3              26,998        500,000   500,000     500,000   14,480    16,304       18,271
     4              36,912        500,000   500,000     500,000   19,569    22,678       26,160
     5              47,322        500,000   500,000     500,000   24,511    29,259       34,787
     6              58,252        500,000   500,000     500,000   30,357    37,151       45,367
     7              69,728        500,000   500,000     500,000   36,016    45,290       56,934
     8              81,779        500,000   500,000     500,000   41,474    53,669       69,577
     9              94,432        500,000   500,000     500,000   46,716    62,285       83,394
    10             107,717        500,000   500,000     500,000   51,724    71,128       98,491
    11             121,667        500,000   500,000     500,000   56,956    80,696      115,523
    12             136,314        500,000   500,000     500,000   61,896    90,484      134,136
    13             151,694        500,000   500,000     500,000   66,509   100,471      154,478
    14             167,843        500,000   500,000     500,000   70,747   110,625      176,711
    15             184,799        500,000   500,000     500,000   74,557   120,909      201,022
    16             202,603        500,000   500,000     500,000   77,882   131,285      227,631
    17             221,297        500,000   500,000     500,000   80,626   141,687      256,779
    18             240,926        500,000   500,000     520,007   82,766   152,112      288,674
    19             261,536        500,000   500,000     564,513   84,197   162,493      323,296
    20             283,177        500,000   500,000     611,220   84,822   172,779      360,818
    25             408,735        500,000   500,000     884,025   70,835   220,464      598,643
    30             568,983        500,000   500,000   1,237,946      181   249,403      934,903
    35             773,504             **   500,000   1,701,600       **   228,551    1,394,446



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES


                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of         gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $504,135  $504,414  $  504,693  $ 4,135  $  4,414   $    4,693
   2            17,556        509,371   510,255     511,174    9,778    10,663       11,581
   3            26,998        514,475   516,299     518,266   14,475    16,299       18,266
   4            36,912        519,559   522,666     526,146   19,559    22,666       26,146
   5            47,322        524,489   529,232     534,754   24,489    29,232       34,754
   6            58,252        530,316   537,099     545,301   30,316    37,099       45,301
   7            69,728        535,944   545,196     556,813   35,944    45,196       56,813
   8            81,779        541,356   553,511     569,366   41,356    53,511       69,366
   9            94,432        546,534   562,032     583,043   46,534    62,032       83,043
  10           107,717        551,452   570,737     597,928   51,452    70,737       97,928
  11           121,667        556,562   580,109     614,648   56,562    80,109      114,648
  12           136,314        561,339   589,626     632,808   61,339    89,626      132,808
  13           151,694        565,737   599,240     652,499   65,737    99,240      152,499
  14           167,843        569,697   608,887     673,808   69,697   108,887      173,808
  15           184,799        573,148   618,491     696,821   73,148   118,491      196,821
  16           202,603        576,018   627,965     721,621   76,018   127,965      221,621
  17           221,297        578,187   637,171     748,259   78,188   137,171      248,259
  18           240,926        579,624   646,053     776,872   79,624   146,053      276,872
  19           261,536        580,202   654,455     807,518   80,202   154,455      307,518
  20           283,177        579,807   662,224     840,266   79,807   162,224      340,266
  25           408,735        557,843   684,150   1,036,937   57,843   184,150      536,937
  30           568,983             **   644,584   1,280,515       **   144,584      780,515
  35           773,504             **        **   1,544,243       **        **    1,044,243



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 19.


CONTENTS OF THIS SECTION                                      PAGES TO SEE
------------------------                                      ------------
Description of JHVLICO....................................... 26
How we support the policy and investment options............. 26-27
Procedures for issuance of a policy.......................... 27-28
Basic Sum Insured vs. Additional Sum Insured................. 28-29
Commencement of investment performance....................... 29
How we process certain policy transactions................... 29-30
Effects of policy loans...................................... 30-31
Additional information about how certain policy charges work. 31-32
How we market the policies................................... 32-33
Tax considerations........................................... 33-35
Reports that you will receive................................ 35
Voting privileges that you will have......................... 35
Changes that JHVLICO can make as to your policy.............. 35-36
Adjustments we make to death benefits........................ 36
When we pay policy proceeds.................................. 36
Other details about exercising rights and paying benefits.... 37
Year 2000 Issues............................................. 37
Legal matters................................................ 37
Registration statement filed with the SEC.................... 37
Accounting and actuarial experts............................. 38
Financial statements of JHVLICO and the Account.............. 38
List of Directors and Executive Officers of JHVLICO.......... 39

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"), a company chartered in Massachusetts in 1862. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $67 billion and it has invested over $380 million in JHVLICO in connection with our organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured at issue of $250,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 28).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 33).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the twentieth day following the date of issue, the policy's account value will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured increases or decreases

 . Reinstatements of lapsed policies

 . Change of death benefit Option from A to B

 A change from Option B to Option A is effective on the monthly deduction date on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address), unless a repayment of such excess is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 32.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations" beginning on page 33.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 45% of the Target Premium paid in the first policy year, 5% of the Target Premium paid in each of the second through fifth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Series Fund failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of the Series Funds which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Funds' shareholders in accordance with instructions received from owners of such policies. Shares of the Series Funds held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 YEAR 2000 ISSUES

  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its parent, JHVLICO has developed and is executing a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and
thereafter.   The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO has substantially completed the process of remediating its systems and expects the compliance testing component of the project to be substantially complete by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of year 2000, please refer to Note 12 of the Notes to Statutory-Basis Financial Statements of John Hancock Variable Life Insurance Company included in this prospectus.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A.,an Actuary of JHVLICO.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors               Principal Occupations
---------               ---------------------
David F. D'Alessandro   Chairman of the Board and Chief Executive Officer of
                        JHVLICO; President and Chief Operating Officer, John
                        Hancock Mutual Life Insurance Company.
Michele G. Van Leer     Vice Chairman of the Board and President of JHVLICO;
                        Senior Vice President, John Hancock Mutual Life
                        Insurance Company.
Joseph A. Tomlinson     Director and Vice President of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Ronald J. Bocage        Director, Vice President and Counsel of JHVLICO; Vice
                        President and Counsel, John Hancock Mutual Life
                        Insurance Company.
Thomas J. Lee           Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Robert R. Reitano       Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Malcolm Cheung          Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company
Robert S. Paster        Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company.
Barbara L. Luddy        Director and Actuary of JHVLICO; Second Vice President,
                        John Hancock Mutual Life Insurance Company.
Daniel L. Ouellette     Vice President, Marketing, of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Patrick F. Smith        Controller of JHVLICO; Assistant Controller, John
                        Hancock Mutual Life Insurance Company.



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,185.8    $1,092.7
Preferred stocks . . . . . . . . . . . . . . . . . . .       36.5        17.2
Common stocks  . . . . . . . . . . . . . . . . . . . .        3.1         2.3
Investment in affiliates . . . . . . . . . . . . . . .       81.7        79.1
Mortgage loans on real estate--Note 6  . . . . . . . .      388.1       273.9
Real estate  . . . . . . . . . . . . . . . . . . . . .       41.0        39.9
Policy loans . . . . . . . . . . . . . . . . . . . . .      137.7       106.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       11.4        83.1
  Temporary cash investments . . . . . . . . . . . . .        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred  . . . . . . . . . . . . . .       32.7        33.8
Investment income due and accrued  . . . . . . . . . .       29.8        24.7
Other general account assets . . . . . . . . . . . . .       47.5        16.8
Assets held in separate accounts . . . . . . . . . . .    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1 . . .       44.3        36.1
  Other general account obligations  . . . . . . . . .      150.9       481.9
  Transfers from separate accounts, net  . . . . . . .     (190.3)     (146.8)
  Asset valuation reserve--Note 1  . . . . . . . . . .       21.9        18.6
  Obligations related to separate accounts . . . . . .    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
  Unassigned deficit . . . . . . . . . . . . . . . . .      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $1,272.3      $  872.7
  Net investment income--Note 3  . . . . . . . . .       122.8          89.7
  Other, net . . . . . . . . . . . . . . . . . . .       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance
    --Note 5 . . . . . . . . . . . . . . . . . . .       274.2         233.2
  State and miscellaneous taxes  . . . . . . . . .        28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        49.3          69.0
Federal income taxes--Note 1 . . . . . . . . . . .        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL
      LOSSES . . . . . . . . . . . . . . . . . . .        16.2          30.5
Net realized capital losses--Note 4  . . . . . . .        (0.6)         (3.0)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        15.6          27.5
Unassigned deficit at beginning of year  . . . . .       (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .        (6.0)          5.0
Other reserves and adjustments . . . . . . . . . .        (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . .    $  (49.2)     $  (58.3)
                                                      ========      ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      Year ended December 31
                                                      -----------------------
                                                         1998          1997
                                                      -----------  ------------
                                                           (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums  . . . . . . . . . . . . . . .    $1,275.3      $ 877.0
  Net investment income . . . . . . . . . . . . . .       118.2         89.9
  Benefits to policyholders and beneficiaries . . .      (275.5)      (245.2)
  Dividends paid to policyholders . . . . . . . . .       (22.3)       (18.7)
  Insurance expenses and taxes  . . . . . . . . . .      (296.9)      (267.2)
  Net transfers to separate accounts  . . . . . . .      (874.4)      (715.2)
  Other, net  . . . . . . . . . . . . . . . . . . .       551.3        408.9
                                                       --------      -------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .       475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .      (618.8)      (621.6)
  Bond sales  . . . . . . . . . . . . . . . . . . .       340.7        197.3
  Bond maturities and scheduled redemptions . . . .       111.8         34.1
  Bond prepayments  . . . . . . . . . . . . . . . .        76.5         51.6
  Stock purchases . . . . . . . . . . . . . . . . .       (23.4)       (15.7)
  Proceeds from stock sales . . . . . . . . . . . .         1.9          6.7
  Real estate purchases . . . . . . . . . . . . . .        (4.2)        (1.3)
  Real estate sales . . . . . . . . . . . . . . . .         2.1          0.4
  Other invested assets purchases . . . . . . . . .         0.0         (1.0)
  Proceeds from the sale of other invested assets .         0.0          0.3
  Mortgage loans issued . . . . . . . . . . . . . .      (145.5)       (94.5)
  Mortgage loan repayments  . . . . . . . . . . . .        33.2         32.4
  Other, net  . . . . . . . . . . . . . . . . . . .      (435.2)       393.1
                                                       --------      -------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .      (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable . . . . .        61.9          0.0
                                                       --------      -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES  .        61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .      (123.3)       111.3
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .       143.2         31.9
                                                       --------      -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR     $   19.9      $ 143.2
                                                       ========      =======



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                               1998      1997
                                                              -------  --------
                                                               (In millions)
Investment expenses . . . . . . . . . . . . . . . . . . . .    $ 8.3     $5.0
Interest expense  . . . . . . . . . . . . . . . . . . . . .      2.4      0.7
Depreciation expense  . . . . . . . . . . . . . . . . . . .      0.8      1.1
Investment taxes  . . . . . . . . . . . . . . . . . . . . .      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                               1998     1997
                                                               ------  --------
                                                               (In millions)
Net gains from asset sales . . . . . . . . . . . . . . . . .   $ 7.6    $ 0.8
Capital gains tax  . . . . . . . . . . . . . . . . . . . . .    (2.9)    (0.7)
Net capital gains transferred to IMR . . . . . . . . . . . .    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses  . . . . . . . . . . . . . . .   $(0.6)   $(3.0)
                                                               =====    =====



Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                           1998         1997
                                                      ---------------  --------
                                                           (In millions)
Net (losses) gains from changes in security values
 and book value adjustments . . . . . . . . . . . .   $         (2.7)   $ 7.0
Increase in asset valuation reserve . . . . . . . .             (3.3)    (2.0)
                                                      --------------    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments . . . . . . . . . . . . . . . . . .   $         (6.0)   $ 5.0
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions . . . .        3.2       0.3         0.0           3.5
Corporate securities  . . . . .      925.2      50.4        15.0         960.6
Mortgage-backed securities  . .      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds . . . . . . . . .   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========




             December 31, 1997
             -----------------
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies    $ 254.5  $ 0.2  $0.1    $  254.6
Obligations of states and political
 subdivisions . . . . . . . . . . . . . . .      12.1    1.0   0.0        13.1
Debt securities issued by foreign
 governments. . . . . . . . . . . . . . . .       0.2    0.0   0.0         0.2
Corporate securities  . . . . . . . . . . .     712.7   43.9   2.7       753.9
Mortgage-backed securities  . . . . . . . .     113.2    3.5   0.0       116.7
                                              -------  -----  ----    --------
  Total bonds . . . . . . . . . . . . . . .   $1902.7  $48.6  $2.8    $1,138.5
                                              =======  =====  ====    ========



The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   57.3    $   59.1
Due after one year through five years . . . . . . . . .      283.4       294.1
Due after five years through ten years  . . . . . . . .      374.9       388.7
Due after ten years . . . . . . . . . . . . . . . . . .      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities  . . . . . . . . . . . . . .      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========



Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments  . . . . .      $106.4                East North Central  .       $ 56.4
Hotels  . . . . . . .         9.6                East South Central  .          0.9
Industrial  . . . . .        71.9                Middle Atlantic . . .         26.2
Office buildings  . .        78.2                Mountain  . . . . . .         27.5
Retail  . . . . . . .        29.6                New England . . . . .         36.9
Agricultural  . . . .        71.5                Pacific . . . . . . .         96.4
Other . . . . . . . .        20.9                South Atlantic  . . .         83.8
                                                 West North Central  .         13.1
                                                 West South Central  .         43.3
                                                 Other . . . . . . . .          3.6
                           ------                                            ------
                           $388.1                                            $388.1
                           ======                                            ======



At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:


                                                         Assets (Liabilities)
                         Number of Contracts/   ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements . . . . .     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements . . . . .       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements . . . . .       15.8        14.3         --        (3.3)       --      (2.1)



The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment . . . . . . . . .       $    0.9          0.1%
  At book value less surrender charge  . . . . .        1,677.9         88.8
                                                       --------        -----
     Total with adjustment . . . . . . . . . . .        1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          203.6         10.8
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            6.5          0.3
                                                       --------        -----
     Total annuity reserves and deposit
      liabilities. . . . . . . . . . . . . . . .       $1,888.9        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                           Year Ended December 31
                               ---------------------------------------------
                                         1998                    1997
                               -----------------------   -------------------
                                Carrying       Fair      Carrying      Fair
                                  Amount      Value       Amount      Value
                               -----------  -----------  ---------  -----------
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .    $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6 .        36.5         36.5        17.2        17.2
  Common stocks--Note 6  . .         3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6 . . . . .       388.1        401.3       273.9       285.8
  Policy loans--Note 1 . . .       137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1  . .        19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts  . . . .        (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps  . . .          --        (17.7)         --        (7.8)
  Currency rate swaps  . . .          --         (3.3)         --        (2.1)
  Interest rate caps . . . .         3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10 . . .          --         32.1          --       194.5



The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account S of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Enhanced U.S. Equity Fund, Brandes International Equity (formerly, Edinburgh Overseas Equity Fund), Frontier Capital Appreciation Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1998, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                                  INTERNATIONAL
                         LARGE CAP    SOVEREIGN      EQUITY       SMALL CAP    INTERNATIONAL
                          GROWTH        BOND          INDEX        GROWTH        BALANCED
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------  -----------  -------------  -----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $65,018,220  $32,541,967  $ 12,595,630   $ 9,078,106    $3,103,327
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --            --            --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        70,159       83,725        29,266        29,789         1,571
 M Fund Inc.  . . . .            --           --            --            --            --
                        -----------  -----------  ------------   -----------    ----------
Total assets  . . . .    65,088,379   32,625,692    12,624,896     9,107,895     3,104,898
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .        69,513       83,401        29,117        29,679         1,535
 M Fund Inc.  . . . .            --           --            --            --            --
Asset charges payable           646          324           149           110            36
                        -----------  -----------  ------------   -----------    ----------
Total liabilities . .        70,159       83,725        29,266        29,789         1,571
                        -----------  -----------  ------------   -----------    ----------
Net assets  . . . . .   $65,018,220  $32,541,967  $ 12,595,630   $ 9,078,106    $3,103,327
                        ===========  ===========  ============   ===========    ==========




                                                                              DIVERSIFIED
                          MID CAP     LARGE CAP      MONEY        MID CAP       MID CAP
                          GROWTH        VALUE        MARKET        VALUE        GROWTH
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  ------------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $12,678,444  $16,629,520  $ 86,511,658  $15,754,611   $7,491,413
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --            --          ---           --
Receivable from:
 John Hancock Variable
  Series Trust I  . .       103,676       40,755    20,713,657      117,109       15,168
 M Fund Inc.  . . . .            --           --            --           --           --
                        -----------  -----------  ------------  -----------   ----------
Total assets  . . . .    12,782,120   16,670,275   107,225,315   15,871,720    7,506,581
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .       103,543       40,591    20,712,867      116,945       15,077
 M Fund Inc.  . . . .            --           --            --           --           --
Asset charges payable           133          164           790          164           91
                        -----------  -----------  ------------  -----------   ----------
Total liabilities . .       103,676       40,755    20,713,657      117,109       15,168
                        -----------  -----------  ------------  -----------   ----------
Net assets  . . . . .   $12,678,444  $16,629,520  $ 86,511,658  $15,754,611   $7,491,413
                        ===========  ===========  ============  ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1998


                        REAL ESTATE   GROWTH &                 SHORT-TERM     SMALL CAP
                          EQUITY       INCOME       MANAGED       BOND          VALUE
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  -----------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $ 4,772,174  $96,407,275  $40,066,692  $19,246,506   $10,510,748
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --           --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .       115,349      147,773       64,500        1,482        40,758
 M Fund Inc.  . . . .            --           --           --           --            --
                        -----------  -----------  -----------  -----------   -----------
Total assets  . . . .     4,887,523   96,555,048   40,131,192   19,247,988    10,551,506
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .       115,288      146,677       64,069        1,304        40,631
 M Fund Inc.  . . . .            --           --           --           --            --
Asset charges payable            61        1,096          431          178           127
                        -----------  -----------  -----------  -----------   -----------
Total liabilities . .       115,349      147,773       64,500        1,482        40,758
                        -----------  -----------  -----------  -----------   -----------
Net assets  . . . . .   $ 4,772,174  $96,407,275  $40,066,692  $19,246,506   $10,510,748
                        ===========  ===========  ===========  ===========   ===========




                                                                  TURNER        BRANDES
                        INTERNATIONAL    EQUITY     STRATEGIC      CORE      INTERNATIONAL
                        OPPORTUNITIES     INDEX        BOND       GROWTH        EQUITY
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        -------------  -----------  ----------  ----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    $18,958,530   $53,964,646  $8,279,571  $       --    $       --
Investments in shares
 of portfolios of M
 Fund Inc., at value              --            --          --   4,900,189     6,340,754
Receivable from:
 John Hancock Variable
  Series Trust I  . .        130,881       381,439         149          --            --
 M Fund Inc.  . . . .             --            --          --     121,074            59
                         -----------   -----------  ----------  ----------    ----------
Total assets  . . . .     19,089,411    54,346,085   8,279,720   5,021,263     6,340,813
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .        130,683       380,886          55     121,024            --
 M Fund Inc.  . . . .             --            --          --          --            --
Asset charges payable            198           552          94          50            59
                         -----------   -----------  ----------  ----------    ----------
Total liabilities . .        130,881       381,438         149     121,074            59
                         -----------   -----------  ----------  ----------    ----------
Net assets  . . . . .    $18,958,530   $53,964,647  $8,279,571  $4,900,189    $6,340,754
                         ===========   ===========  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1998


                                              FRONTIER                  EMERGING                                           HIGH
                                              CAPITAL      ENHANCED     MARKETS      GLOBAL       BOND     SMALL/MID      YIELD
                                            APPRECIATION  U.S. EQUITY    EQUITY      EQUITY      INDEX      CAP CORE       BOND
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                            ------------  -----------  ----------  ----------  ----------  ----------  ------------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value. . . . . . . . . . . . . . . . . .    $       --   $       --    $187,005    $164,028   $1,065,457   $303,153    $4,527,584
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . . .     9,675,718    2,474,617
Receivable from:
 John Hancock Variable Series Trust I . .            --           --           2           2           16          4            20
 M Fund Inc.  . . . . . . . . . . . . . .        17,003       16,938          --          --           --         --            --
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Total assets  . . . . . . . . . . . . . .     9,692,721    2,491,555     187,007     164,030    1,065,473    303,157     4,527,604
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company . . . . . . . . . . . . . . . .        16,917       16,917          --          --           --         --            --
 M Fund Inc.  . . . . . . . . . . . . . .            --           --           2           2           16          4            20
Asset charges payable . . . . . . . . . .            86           21          --          --           --         --            --
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Total liabilities . . . . . . . . . . . .        17,003       16,938           2           2           16          4            20
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Net assets  . . . . . . . . . . . . . . .    $9,675,718   $2,474,617    $187,005    $164,028   $1,065,457   $303,153    $4,527,584
                                             ==========   ==========    ========    ========   ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENTS OF OPERATIONS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                   LARGE CAP GROWTH                     SOVEREIGN BOND
                                      SUBACCOUNT                          SUBACCOUNT
                        -------------------------------------   -------------------------------
                           1998         1997         1996          1998        1997       1996
                        -----------  -----------  ------------  -----------  --------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 6,312,073  $ 2,884,498  $ 2,452,382   $2,190,901   $855,742   $242,881
  M Fund Inc. . . . .            --           --           --           --         --         --
                        -----------  -----------  -----------   ----------   --------   --------
Total investment
 income . . . . . . .     6,312,073    2,884,498    2,452,382    2,190,901    855,742    242,881
Expenses:
 Mortality and expense
  risks . . . . . . .       168,652       91,256       49,880       93,556     39,184     14,129
                        -----------  -----------  -----------   ----------   --------   --------
Net investment income     6,143,421    2,793,242    2,402,502    2,097,345    816,558    228,752
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .     1,750,881      619,721      444,487      185,230     80,538      5,746
 Net unrealized
  appreciation
  (depreciation)
  during the period .     8,041,022    2,301,920   (1,104,574)    (378,058)    63,687    (69,973)
                        -----------  -----------  -----------   ----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments    9,791,903    2,921,641     (660,087)    (192,828)   144,225    (64,227)
                        -----------  -----------  -----------   ----------   --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $15,935,324  $ 5,714,883  $ 1,742,415   $1,904,517   $960,783   $164,525
                        ===========  ===========  ===========   ==========   ========   ========




                            INTERNATIONAL EQUITY INDEX              SMALL CAP GROWTH
                                    SUBACCOUNT                         SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1998        1997         1996       1998        1997       1996*
                        ----------  ------------  --------  -----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $1,930,710  $   422,913   $ 52,188  $       --   $    473    $    512
  M Fund Inc. . . . .           --           --         --          --         --          --
                        ----------  -----------   --------  ----------   --------    --------
Total investment
 income . . . . . . .    1,930,710      422,913     52,188          --        473         512
Expenses:
 Mortality and expense
  risks . . . . . . .       45,651       33,893     23,132      22,593      6,547       1,547
                        ----------  -----------   --------  ----------   --------    --------
Net investment income
 (loss) . . . . . . .    1,885,059      389,020     29,056     (22,593)    (6,074)     (1,035)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      152,030      244,810    165,730      58,729     21,707     (40,018)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       78,480   (1,219,540)   137,729   1,070,805    126,699      (2,665)
                        ----------  -----------   --------  ----------   --------    --------
Net realized and
 unrealized gain
 (loss) on investments     230,510     (974,730)   303,459   1,129,534    148,406     (42,683)
                        ----------  -----------   --------  ----------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $2,115,569  $  (585,710)  $332,515  $1,106,941   $142,332    $(43,718)
                        ==========  ===========   ========  ==========   ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                            INTERNATIONAL BALANCED               MID CAP GROWTH
                                  SUBACCOUNT                       SUBACCOUNT
                        ------------------------------  -------------------------------
                           1998       1997      1996*      1998       1997       1996*
                        ----------  ---------  -------  ----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  185,760  $ 61,249   $ 2,947  $1,114,374  $     --    $  1,177
  M Fund Inc. . . . .           --        --        --          --        --          --
                        ----------  --------   -------  ----------  --------    --------
Total investment
 income . . . . . . .      185,760    61,249     2,947   1,114,374        --       1,177
Expenses:
 Mortality and expense
  risks . . . . . . .        9,687     4,443       356      26,123     8,287         719
                        ----------  --------   -------  ----------  --------    --------
Net investment income
 (loss) . . . . . . .      176,073    56,806     2,591   1,088,251    (8,287)        458
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .       24,206     8,667        56     599,619     1,235        (391)
 Net unrealized
  appreciation
  (depreciation)
  during the period .      147,461   (67,714)    5,307   1,184,263   486,186       6,440
                        ----------  --------   -------  ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments     171,667   (59,047)    5,363   1,783,882   487,421       6,049
                        ----------  --------   -------  ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  347,740  $ (2,241)  $ 7,954  $2,872,133  $479,134    $  6,507
                        ==========  ========   =======  ==========  ========    ========




                               LARGE CAP VALUE                  MONEY MARKET
                                 SUBACCOUNT                      SUBACCOUNT
                        -----------------------------  ------------------------------
                           1998       1997     1996*      1998       1997       1996
                        ----------  --------  -------  ----------  --------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  797,874  $194,199  $13,644  $1,854,829  $758,434   $287,321
  M Fund Inc. . . . .           --        --       --          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Total investment
 income . . . . . . .      797,874   194,199   13,644   1,854,829   758,434    287,321
Expenses:
 Mortality and expense
  risks . . . . . . .       41,415    11,163      964     167,813    66,882     30,722
                        ----------  --------  -------  ----------  --------   --------
Net investment income      756,459   183,036   12,680   1,687,016   691,552    256,599
Net realized and
 unrealized gain on
 investments:
 Net realized gains .      330,827   164,821    1,327          --        --         --
 Net unrealized
  appreciation during
  the period  . . . .      145,355   279,449   23,553          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Net realized and
 unrealized gain on
 investments. . . . .      476,182   444,270   24,880          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $1,232,641  $627,306  $37,560  $1,687,016  $691,552   $256,599
                        ==========  ========  =======  ==========  ========   ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 MID CAP VALUE                     DIVERSIFIED MID CAP GROWTH
                                   SUBACCOUNT                              SUBACCOUNT
                        ---------------------------------  ------------------------------------------
                           1998         1997      1996*        1998           1997            1996
                        ------------  ---------  --------  -------------  -------------  --------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   120,469   $446,081   $  6,878  $     142,469  $    878,600    $    238,163
  M Fund Inc. . . . .            --         --         --             --            --              --
                        -----------   --------   --------  -------------  ------------    ------------
Total investment
 income . . . . . . .       120,469    446,081      6,878        142,469       878,600         238,163
Expenses:
 Mortality and expense
  risks . . . . . . .        45,020     11,421        377         34,432        35,934          21,146
                        -----------   --------   --------  -------------  ------------    ------------
Net investment income        75,449    434,660      6,501        108,037       842,666         217,017
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (538,516)   101,787        845        232,246       297,666         317,400
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (830,390)   (39,717)    13,910        236,333      (730,748)        344,786
                        -----------   --------   --------  -------------  ------------    ------------
Net realized and
 unrealized gain
 (loss) on investments   (1,368,906)    62,070     14,755        468,579      (433,082)        662,186
                        -----------   --------   --------  -------------  ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(1,293,457)  $496,730   $ 21,256  $     576,616  $    409,584    $    879,203
                        ===========   ========   ========  =============  ============    ============




                               REAL ESTATE EQUITY                    GROWTH & INCOME
                                   SUBACCOUNT                           SUBACCOUNT
                        ---------------------------------  -----------------------------------
                           1998         1997       1996       1998         1997         1996
                        ------------  ---------  --------  -----------  ----------  -------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   305,783   $246,677   $ 50,204  $ 9,266,175  $5,917,063   $3,056,625
  M Fund Inc. . . . .            --         --         --           --          --           --
                        -----------   --------   --------  -----------  ----------   ----------
Total investment
 income . . . . . . .       305,783    246,677     50,204    9,266,175   5,917,063    3,056,625
Expenses:
 Mortality and expense
  risks . . . . . . .        22,716     13,879      4,547      290,361     169,135       89,391
                        -----------   --------   --------  -----------  ----------   ----------
Net investment income       283,067    232,798     45,657    8,975,814   5,747,928    2,967,234
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (454,979)   252,095     19,122    2,061,212   2,390,414      512,402
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (698,676)   (13,488)   191,067    7,759,307     435,778     (496,647)
                        -----------   --------   --------  -----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (1,153,655)   238,607    210,189    9,820,519   2,826,192       15,755
                        -----------   --------   --------  -----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (870,588)  $471,405   $255,846  $18,796,333  $8,574,120   $2,982,989
                        ===========   ========   ========  ===========  ==========   ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                      MANAGED                          SHORT-TERM BOND
                                    SUBACCOUNT                           SUBACCOUNT
                        ----------------------------------   -----------------------------------
                           1998        1997        1996          1998         1997         1996
                        ----------  ----------  -----------  -------------  ----------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $3,606,186  $1,879,954  $1,281,149   $    977,164   $ 415,542    $181,937
  M Fund Inc. . . . .           --          --          --             --          --          --
                        ----------  ----------  ----------   ------------   ---------    --------
Total investment
 income . . . . . . .    3,606,186   1,879,954   1,281,149        977,164     415,542     181,937
Expenses:
 Mortality and expense
  risks . . . . . . .      121,905      65,383      35,103         50,947      20,551       9,277
                        ----------  ----------  ----------   ------------   ---------    --------
Net investment income    3,484,281   1,814,571   1,246,046        926,217     394,991     172,660
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      278,186     171,318     124,493         24,740      35,294     (52,888)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    1,791,231     715,231    (507,517)      (136,999)    (25,976)     (7,734)
                        ----------  ----------  ----------   ------------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   2,069,417     886,549    (383,024)      (112,259)      9,318     (60,622)
                        ----------  ----------  ----------   ------------   ---------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $5,553,698  $2,701,120  $  863,022   $    813,958   $ 404,309    $112,038
                        ==========  ==========  ==========   ============   =========    ========




                               SMALL CAP VALUE            INTERNATIONAL OPPORTUNITIES
                                 SUBACCOUNT                       SUBACCOUNT
                        ------------------------------  -------------------------------
                          1998        1997      1996*      1998       1997        1996*
                        ----------  ---------  -------  ----------  ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  47,350   $299,278   $ 8,296  $  103,399  $  69,078    $ 2,965
  M Fund Inc. . . . .          --         --        --          --         --         --
                        ---------   --------   -------  ----------  ---------    -------
Total investment
 income . . . . . . .      47,350    299,278     8,296     103,399     69,078      2,965
Expenses:
 Mortality and expense
  risks . . . . . . .      33,335      8,494       523      50,003     13,177      1,439
                        ---------   --------   -------  ----------  ---------    -------
Net investment income      14,015    290,784     7,773      53,396     55,901      1,526
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (9,919)    75,149        58     191,495     80,782        242
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (523,693)   (18,626)   14,046   1,108,416   (260,664)    36,666
                        ---------   --------   -------  ----------  ---------    -------
Net realized and
 unrealized gain
 (loss) on investments   (533,612)    56,523    14,104   1,299,911   (179,882)    36,908
                        ---------   --------   -------  ----------  ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(519,597)  $347,307   $21,877  $1,353,307  $(123,981)   $38,434
                        =========   ========   =======  ==========  =========    =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 EQUITY INDEX                    STRATEGIC BOND
                                  SUBACCOUNT                       SUBACCOUNT
                        -------------------------------  -----------------------------
                           1998        1997      1996*     1998      1997       1996*
                        ----------  ----------  -------  --------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $1,337,750  $  409,920  $23,300  $303,545  $ 74,850    $  7,425
  M Fund Inc. . . . .           --          --       --        --        --          --
                        ----------  ----------  -------  --------  --------    --------
Total investment
 income . . . . . . .    1,337,750     409,920   23,300   303,545    74,850       7,425
Expenses:
 Mortality and expense
  risks . . . . . . .      126,021      31,223    1,962    19,894     3,820         349
                        ----------  ----------  -------  --------  --------    --------
Net investment income    1,211,729     378,697   21,338   283,651    71,030       7,076
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      691,270     901,978   17,398    81,659     8,335          22
 Net unrealized
  appreciation
  (depreciation)
  during the period .    6,098,919     392,256   55,782    43,608   (11,727)       (591)
                        ----------  ----------  -------  --------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   6,790,189   1,294,234   73,180   125,267    (3,392)       (569)
                        ----------  ----------  -------  --------  --------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $8,001,918  $1,672,931  $94,518  $408,918  $ 67,638    $  6,507
                        ==========  ==========  =======  ========  ========    ========




                             TURNER CORE GROWTH         BRANDES INTERNATIONAL EQUITY
                                 SUBACCOUNT                      SUBACCOUNT
                        ----------------------------   -----------------------------
                          1998      1997      1996*      1998      1997        1996
                        --------  ---------  --------  --------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $     --  $      --  $    --   $     --  $     --    $     --
  M Fund Inc. . . . .     84,940     91,360   21,778    358,080    32,677       5,263
                        --------  ---------  -------   --------  --------    --------
Total investment
 income . . . . . . .     84,940     91,360   21,778    358,080    32,677       5,263
Expenses:
 Mortality and expense
  risks . . . . . . .      7,737      4,071    2,140     14,434     7,502       2,280
                        --------  ---------  -------   --------  --------    --------
Net investment income     77,203     87,289   19,638    343,646    25,175       2,983
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    156,278     76,711   (9,767)    89,337    12,541      (2,433)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    562,620     32,626   16,054     91,915   (26,022)    (12,286)
                        --------  ---------  -------   --------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   718,898    109,337    6,287    181,252   (13,481)    (14,719)
                        --------  ---------  -------   --------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $796,101  $ 196,626  $25,925   $524,898  $ 11,694    $(11,736)
                        ========  =========  =======   ========  ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                ENHANCED
                         FRONTIER CAPITAL APPRECIATION        U.S. EQUITY
                                   SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ------------------
                          1998        1997       1996*       1998      1997**
                        ----------  ----------  ---------  --------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $      --   $      --   $     --   $     --   $     --
  M Fund Inc. . . . .      34,738     128,190         --     72,302     15,335
                        ---------   ---------   --------   --------   --------
Total investment
 income . . . . . . .      34,738     128,190         --     72,302     15,335
Expenses:
 Mortality and expense
  risks . . . . . . .      24,841      10,040      1,679      4,069        478
                        ---------   ---------   --------   --------   --------
Net investment income
 (loss) . . . . . . .       9,897     118,150     (1,679)    68,233     14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (445,752)    614,358    (21,044)    87,723      4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .     432,064    (368,570)     5,101     89,677      6,844
                        ---------   ---------   --------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments    (13,688)    245,788    (15,943)   177,400     11,021
                        ---------   ---------   --------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (3,791)  $ 363,938   $(17,622)  $245,633   $ 25,878
                        =========   =========   ========   ========   ========




                         EMERGING                             SMALL/
                         MARKETS      GLOBAL       BOND      MID CAP     HIGH YIELD
                          EQUITY      EQUITY      INDEX        CORE         BOND
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  ----------  ----------  ----------  ------------
                         1998***     1998***     1998***     1998***      1998***
                        ----------  ----------  ----------  ----------  ------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $    522    $    491    $ 23,842    $     --      $ 88,721
  M Fund Inc. . . . .         --          --          --          --            --
                        --------    --------    --------    --------      --------
Total investment
 income . . . . . . .        522         491      23,842          --        88,721
Expenses:
 Mortality and expense
  risks . . . . . . .        387         339         937         535         1,962
                        --------    --------    --------    --------      --------
Net investment income
 (loss) . . . . . . .        135         152      22,905        (535)       86,759
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (45,975)    (21,835)      1,002     (25,196)       64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .      2,289       4,812     (10,217)     18,718       149,416
                        --------    --------    --------    --------      --------
Net realized and
 unrealized gain
 (loss) on investments   (43,686)    (17,023)     (9,215)     (6,478)      214,240
                        --------    --------    --------    --------      --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(43,551)   $(16,871)   $ 13,690    $ (7,013)     $300,999
                        ========    ========    ========    ========      ========



---------
*   From May 1, 1996 (commencement of operations).
**  From July 1, 1997 (commencement of operations).
*** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                         LARGE CAP GROWTH                            SOVEREIGN BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                             -----------------------------------------   ---------------------------------------
                                                 1998           1997          1996           1998          1997           1996
                                             -------------  -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $  6,143,421   $  2,793,242   $ 2,402,502   $  2,097,345   $   816,558    $  228,752
 Net realized gains  . . . . . . . . . . .      1,750,881        619,721       444,487        185,230        80,538         5,746
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      8,041,022      2,301,920    (1,104,574)      (378,058)       63,687       (69,973)
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . .     15,935,324      5,714,883     1,742,415      1,904,517       960,783       164,525
From policyholder transactions:
 Net premiums from policyholders . . . . .     29,859,648     20,264,849    13,036,922     38,567,292    21,324,560     4,312,776
 Net benefits to policyholders . . . . . .    (13,281,028)   (10,390,849)   (4,928,834)   (27,391,317)   (8,009,615)     (679,839)
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     16,578,620      9,874,000     8,108,088     11,175,975    13,314,945     3,632,937
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets . . . . . . . .     32,513,944     15,588,883     9,850,503     13,080,492    14,275,728     3,797,462
Net assets at beginning of period  . . . .     32,504,276     16,915,393     7,064,890     19,461,475     5,185,747     1,388,285
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net assets at end of period  . . . . . . .   $ 65,018,220   $ 32,504,276   $16,915,393   $ 32,541,967   $19,461,475    $5,185,747
                                             ============   ============   ===========   ============   ===========    ==========




                                                      INTERNATIONAL EQUITY INDEX                     SMALL CAP GROWTH
                                                              SUBACCOUNT                                SUBACCOUNT
                                                ---------------------------------------   --------------------------------------
                                                   1998          1997          1996          1998          1997          1996*
                                                ------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $ 1,885,059   $   389,020   $    29,056   $   (22,593)  $    (6,074)   $   (1,035)
 Net realized gains (losses)  . . . . . . . .       152,030       244,810       165,730        58,729        21,707       (40,018)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .        78,480    (1,219,540)      137,729     1,070,805       126,699        (2,665)
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . . .     2,115,569      (585,710)      332,515     1,106,941       142,332       (43,718)
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    10,034,119     8,150,400     4,750,218    12,088,047     2,870,481     1,120,880
 Net benefits to policyholders  . . . . . . .    (8,344,107)   (4,505,840)   (1,906,352)   (6,621,834)   (1,005,386)     (579,637)
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .     1,690,012     3,644,560     2,843,866     5,466,213     1,865,095       541,243
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets  . . . . . . . . .     3,805,581     3,058,850     3,176,381     6,573,154     2,007,427       497,525
Net assets at beginning of period . . . . . .     8,790,049     5,731,199     2,554,818     2,504,952       497,525             0
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period . . . . . . . . .   $12,595,630   $ 8,790,049   $ 5,731,199   $ 9,078,106   $ 2,504,952    $  497,525
                                                ===========   ===========   ===========   ===========   ===========    ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                              INTERNATIONAL BALANCED                      MID CAP GROWTH
                                    SUBACCOUNT                              SUBACCOUNT
                        -----------------------------------   --------------------------------------
                           1998          1997       1996*        1998          1997          1996*
                        ------------  -----------  ---------  ------------  ------------  -------------
Increase (decrease) in
net assets from
operations:
 Net investment income
  (loss). . . . . . .   $   176,073   $   56,806   $  2,591   $ 1,088,251   $    (8,287)   $      458
 Net realized gains
  (losses). . . . . .        24,206        8,667         56       599,619         1,235          (391)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       147,461      (67,714)     5,307     1,184,263       486,186         6,440
                        -----------   ----------   --------   -----------   -----------    ----------
Net increase
(decrease) in net
assets resulting from
operations  . . . . .       347,740       (2,241)     7,954     2,872,133       479,134         6,507
From policyholder
transactions:
 Net premiums from
  policyholders . . .     3,163,316    1,608,069    148,617    11,323.614     3,212,754       858,546
 Net benefits to
  policyholders . . .    (1,882,974)    (282,878)    (4,276)   (5,132,055)     (915,459)      (26,730)
                        -----------   ----------   --------   -----------   -----------    ----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     1,280,342    1,325,191    144,341     6,191,559     2,297,295       831,816
                        -----------   ----------   --------   -----------   -----------    ----------
Net increase in net
assets. . . . . . . .     1,628,082    1,322,950    152,295     9,063,692     2,776,429       838,323
Net assets at
beginning of period .     1,475,245      152,295          0     3,614,752       838,323             0
                        -----------   ----------   --------   -----------   -----------    ----------
Net assets at end of
period. . . . . . . .   $ 3,103,327   $1,475,245   $152,295   $12,678,444   $ 3,614,752    $  838,323
                        ===========   ==========   ========   ===========   ===========    ==========




                                                       LARGE CAP VALUE                              MONEY MARKET
                                                          SUBACCOUNT                                 SUBACCOUNT
                                             ------------------------------------   --------------------------------------------
                                                1998          1997        1996*         1998            1997             1996
                                             ------------  ------------  ---------  --------------  --------------  ---------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $   756,459   $   183,036   $ 12,680   $   1,687,016   $     691,552    $    256,599
 Net realized gains  . . . . . . . . . . .       330,827       164,821      1,327              --              --              --
 Net unrealized appreciation during the
  period . . . . . . . . . . . . . . . . .       145,355       279,449     23,553              --              --              --
                                             -----------   -----------   --------   -------------   -------------    ------------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .     1,232,641       627,306     37,560       1,687,016         691,552         256,599
From policyholder transactions:
 Net premiums from policyholders . . . . .    15,144,316     5,421,062    767,660     340,377,358     103,737,470      36,814,029
 Net benefits to policyholders . . . . . .    (4,937,583)   (1,620,578)   (42,864)   (269,723,839)   (100,296,756)    (31,658,283)
                                             -----------   -----------   --------   -------------   -------------    ------------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .    10,206,733     3,800,484    724,796      70,653,519       3,440,714       5,155,746
                                             -----------   -----------   --------   -------------   -------------    ------------
Net increase in net assets . . . . . . . .    11,439,374     4,427,790    762,356      72,340,535       4,132,266       5,412,345
Net assets at beginning of period  . . . .     5,190,146       762,356          0      14,171,123      10,038,857       4,626,512
                                             -----------   -----------   --------   -------------   -------------    ------------
Net assets at end of period  . . . . . . .   $16,629,520   $ 5,190,146   $762,356   $  86,511,658   $  14,171,123    $ 10,038,857
                                             ===========   ===========   ========   =============   =============    ============



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MID CAP VALUE                       DIVERSIFIED MID CAP GROWTH
                                                             SUBACCOUNT                                SUBACCOUNT
                                              ----------------------------------------   ---------------------------------------
                                                 1998          1997          1996*          1998          1997           1996
                                              ------------  ------------  -------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $    75,449   $   434,660   $      6,501   $   108,037   $   842,666    $   217,017
 Net realized gains (losses)  . . . . . . .      (538,516)      101,787            845       232,246       297,666        317,400
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      (830,390)      (39,717)        13,910       236,333      (730,748)       344,786
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .    (1,293,457)      496,730         21,256       576,616       409,584        879,203
From policyholder transactions:
 Net premiums from policyholders  . . . . .    18,837,112     6,323,061        324,248     4,563,154     8,511,081      4,939,686
 Net benefits to policyholders  . . . . . .    (7,855,945)   (1,089,206)        (9,188)   (6,481,542)   (6,274,668)    (1,301,761)
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions .    10,981,167     5,233,855        315,060    (1,918,388)    2,236,413      3,637,925
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets . . .     9,687,710     5,730,585        336,316    (1,341,772)    2,645,997      4,517,128
Net assets at beginning of period . . . . .     6,066,901       336,316              0     8,833,185     6,187,188      1,670,060
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net assets at end of period . . . . . . . .   $15,754,611   $ 6,066,901   $    336,316   $ 7,491,413   $ 8,833,185    $ 6,187,188
                                              ===========   ===========   ============   ===========   ===========    ===========




                                                        REAL ESTATE EQUITY                          GROWTH & INCOME
                                                            SUBACCOUNT                                SUBACCOUNT
                                              --------------------------------------   -----------------------------------------
                                                 1998          1997          1996          1998           1997           1996
                                              ------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $   283,067   $   232,798   $   45,657   $  8,975,814   $  5,747,928    $ 2,967,234
 Net realized gains (losses)  . . . . . . .      (454,979)      252,095       19,122      2,061,212      2,390,414        512,402
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      (698,676)      (13,488)     191,067      7,759,307        435,778       (496,647)
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .      (870,588)      471,405      255,846     18,796,333      8,574,120      2,982,989
From policyholder transactions:
 Net premiums from policyholders  . . . . .     6,964,604     4,833,914      748,683     60,975,616     35,535,599     19,263,021
 Net benefits to policyholders  . . . . . .    (5,513,221)   (2,393,463)    (295,788)   (31,360,866)   (21,776,809)    (5,502,524)
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .     1,451,383     2,440,451      452,895     29,614,750     13,758,790     13,760,497
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets  . . . . . . . .       580,795     2,911,856      708,741     48,411,083     22,332,910     16,743,486
Net assets at beginning of period . . . . .     4,191,379     1,279,523      570,782     47,996,192     25,663,282      8,919,796
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period . . . . . . . .   $ 4,772,174   $ 4,191,379   $1,279,523   $ 96,407,275   $ 47,996,192    $25,663,282
                                              ===========   ===========   ==========   ============   ============    ===========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                              MANAGED                               SHORT-TERM BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                              ---------------------------------------   ----------------------------------------
                                                 1998          1997          1996           1998          1997           1996
                                              ------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $ 3,484,281   $ 1,814,571   $ 1,246,046   $    926,217   $   394,991    $   172,660
 Net realized gains (losses)  . . . . . . .       278,186       171,318       124,493         24,740        35,294        (52,888)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     1,791,231       715,231      (507,517)      (136,999)      (25,976)        (7,734)
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .     5,553,698     2,701,120       863,022        813,958       404,309        112,038
From policyholder transactions:
 Net premiums from policyholders  . . . . .    21,019,273    16,914,475     9,996,216     27,490,588    12,911,228      8,757,242
 Net benefits to policyholders  . . . . . .    (8,281,600)   (9,357,535)   (3,151,700)   (21,534,195)   (4,234,624)    (7,683,085)
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .    12,737,673     7,556,940     6,844,516      5,956,393     8,676,604      1,074,157
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets  . . . . . . . .    18,291,371    10,258,060     7,707,538      6,770,351     9,080,913      1,186,195
Net assets at beginning of period . . . . .    21,775,321    11,517,261     3,809,723     12,476,155     3,395,242      2,209,047
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period . . . . . . . .   $40,066,692   $21,775,321   $11,517,261   $ 19,246,506   $12,476,155    $ 3,395,242
                                              ===========   ===========   ===========   ============   ===========    ===========




                                  SMALL CAP VALUE                  INTERNATIONAL OPPORTUNITIES
                                    SUBACCOUNT                             SUBACCOUNT
                        -----------------------------------   -------------------------------------
                           1998          1997       1996*         1998          1997         1996*
                        ------------  -----------  ---------  -------------  ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    14,015   $  290,784   $  7,773   $     53,396   $    55,901    $  1,526
 Net realized gains
  (losses). . . . . .        (9,919)      75,149         58        191,495        80,782         242
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (523,693)     (18,626)    14,046      1,108,416      (260,664)     36,666
                        -----------   ----------   --------   ------------   -----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (519,597)     347,307     21,877      1,353,307      (123,981)     38,434
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    11,420,833    4,182,527    335,271     23,844,756     8,906,153     960,081
 Net benefits to
  policyholders . . .    (4,363,378)    (897,951)   (16,141)   (12,275,087)   (3,655,731)    (89,402)
                        -----------   ----------   --------   ------------   -----------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     7,057,455    3,284,576    319,130     11,569,669     5,250,422     870,679
                        -----------   ----------   --------   ------------   -----------    --------
Net increase in net
 assets . . . . . . .     6,537,858    3,631,883    341,007     12,922,976     5,126,441     909,113
Net assets at
 beginning of period      3,972,890      341,007          0      6,035,554       909,113           0
                        -----------   ----------   --------   ------------   -----------    --------
Net assets at end of
 period . . . . . . .   $10,510,748   $3,972,890   $341,007   $ 18,958,530   $ 6,035,554    $909,113
                        ===========   ==========   ========   ============   ===========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           EQUITY INDEX                              STRATEGIC BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                              ---------------------------------------   ----------------------------------------
                                                  1998          1997         1996*         1998          1997           1996*
                                              -------------  ------------  -----------  ------------  ------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $  1,211,729   $   378,697   $   21,338   $   283,651   $    71,030    $      7,076
 Net realized gains . . . . . . . . . . . .        691,270       901,978       17,398        81,659         8,335              22
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      6,098,919       392,256       55,782        43,608       (11,727)           (591)
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .      8,001,918     1,672,931       94,518       408,918        67,638           6,507
From policyholder transactions:
 Net premiums from policyholders  . . . . .     60,690,933    23,412,687    1,282,798     9,258,713     1,828,179         259,231
 Net benefits to policyholders  . . . . . .    (31,166,123)   (9,622,006)    (403,009)   (3,008,341)     (534,164)         (7,110)
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .     29,524,810    13,790,681      879,789     6,250,372     1,294,015         252,121
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets  . . . . . . . .     37,526,728    15,463,612      974,307     6,659,290     1,361,653         258,628
Net assets at beginning of period . . . . .     16,437,919       974,307            0     1,620,281       258,628               0
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net assets at end of period . . . . . . . .   $ 53,964,647   $16,437,919   $  974,307   $ 8,279,571   $ 1,620,281    $    258,628
                                              ============   ===========   ==========   ===========   ===========    ============




                                 TURNER CORE GROWTH                     BRANDES INTERNATIONAL
                                     SUBACCOUNT                           EQUITY SUBACCOUNT
                        -------------------------------------   ------------------------------------
                           1998          1997        1996*         1998        1997           1996
                        ------------  -----------  -----------  ----------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    77,203   $   87,289   $   19,638   $  343,646  $    25,175    $    2,983
 Net realized gains
  (losses). . . . . .       156,278       76,711       (9,767)      89,337       12,541        (2,433)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       562,620       32,626       16,054       91,915      (26,022)      (12,286)
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       796,101      196,626       25,925      524,898       11,694       (11,736)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     4,779,974      743,622    1,135,180    5,520,633    2,484,010     1,021,041
 Net benefits to
  policyholders . . .    (1,690,860)    (580,027)    (506,352)   2,041,375   (1,088,249)      (80,162)
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     3,089,114      163,595      628,828    3,479,258    1,395,761       940,879
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase in net
 assets . . . . . . .     3,885,215      360,221      654,753    4,004,156    1,407,455       929,143
Net assets at
 beginning of period      1,014,974      654,753            0    2,336,598      929,143             0
                        -----------   ----------   ----------   ----------  -----------    ----------
Net assets at end of
 period . . . . . . .   $ 4,900,189   $1,014,974   $  654,753   $6,340,754  $ 2,336,598    $  929,143
                        ===========   ==========   ==========   ==========  ===========    ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                            FRONTIER CAPITAL APPRECIATION          ENHANCED U.S. EQUITY
                                      SUBACCOUNT                        SUBACCOUNT
                        --------------------------------------   ------------------------
                           1998          1997         1996*         1998         1997**
                        ------------  ------------  -----------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $     9,897   $   118,150   $   (1,679)  $   68,233   $     14,857
 Net realized gains
  (losses). . . . . .      (445,752)      614,358      (21,044)      87,723          4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .       432,064      (368,570)       5,101       89,677          6,844
                        -----------   -----------   ----------   ----------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        (3,791)      363,938      (17,622)     245,633         25,878
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    13,982,031    10,030,418    1,535,063    3,031,309        475,503
 Net benefits to
  policyholders . . .    (9,695,520)   (5,969,436)    (549,363)   1,299,530         (4,176)
                        -----------   -----------   ----------   ----------   ------------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     4,286,511     4,060,982      985,700    1,731,779        471,327
                        -----------   -----------   ----------   ----------   ------------
Net increase in net
 assets . . . . . . .     4,282,720     4,424,920      968,078    1,977,412        497,205
Net assets at
 beginning of period      5,392,998       968,078            0      497,205              0
                        -----------   -----------   ----------   ----------   ------------
Net assets at end of
 period . . . . . . .   $ 9,675,718   $ 5,392,998   $  968,078   $2,474,617   $    497,205
                        ===========   ===========   ==========   ==========   ============




                         EMERGING                                  SMALL/
                          MARKETS       GLOBAL         BOND        MID CAP     HIGH YIELD
                          EQUITY        EQUITY         INDEX        CORE          BOND
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ------------  ------------  -----------  -----------  --------------
                          1998***       1998***       1998***      1998***       1998***
                        ------------  ------------  -----------  -----------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $       135   $       152   $   22,905   $     (535)   $    86,759
 Net realized gains
  (losses). . . . . .       (45,975)      (21,835)       1,002      (25,196)        64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .         2,289         4,812      (10,217)      18,718        149,416
                        -----------   -----------   ----------   ----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       (43,551)      (16,871)      13,690       (7,013)       300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     2,434,226     2,372,034    1,176,234    1,089,030      6,683,673
 Net benefits to
  policyholders . . .    (2,203,670)   (2,191,135)    (124,467)    (778,864)    (2,457,088)
                        -----------   -----------   ----------   ----------    -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .       230,556       180,899    1,051,767      310,166      4,226,585
                        -----------   -----------   ----------   ----------    -----------
Net increase in net
 assets . . . . . . .       187,005       164,028    1,065,457      303,153      4,527,584
Net assets at
 beginning of period              0             0            0            0              0
                        -----------   -----------   ----------   ----------    -----------
Net assets at end of
 period . . . . . . .   $   187,005   $   164,208   $1,065,457   $  303,153    $ 4,527,584
                        ===========   ===========   ==========   ==========    ===========



---------
*   From May 1, 1996 (commencement of operations).
**  From July 1, 1997 (commencement of operations).
*** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity), Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1998, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 were as follows:


                SUBACCOUNT            SHARES OWNED     COST          VALUE
                ----------            ------------  -----------  -------------
      ------------------------------------------------------------------------
      Large Cap Growth  . . . . . .    2,482,160    $55,624,133   $65,018,220
      Sovereign Bond  . . . . . . .    3,279,909     32,895,576    32,541,967
      International Equity Index  .      809,459     13,492,182    12,595,630
      Small Cap Growth  . . . . . .      698,985      7,883,267     9,078,106
      International Balanced  . . .      278,964      3,018,272     3,103,327
      Mid Cap Growth  . . . . . . .      838,771     11,001,555    12,678,444
      Large Cap Value . . . . . . .    1,186,104     16,181,162    16,629,520
      Money Market  . . . . . . . .    8,651,166     86,511,658    86,511,658
      Mid Cap Value . . . . . . . .    1,292,860     16,610,808    15,754,611
      Diversified Mid Cap Growth  .      469,987      7,452,538     7,491,413
      Real Estate Equity  . . . . .      383,006      5,258,257     4,772,174
      Growth & Income . . . . . . .    4,945,907     88,453,571    96,407,275
      Managed . . . . . . . . . . .    2,562,429     38,024,380    40,066,692
      Short-Term Bond . . . . . . .    1,915,373     19,395,427    19,246,506
      Small Cap Value . . . . . . .      906,973     11,039,020    10,510,748
      International Opportunities .    1,552,119     18,074,112    18,958,530
      Equity Index  . . . . . . . .    3,048,380     47,417,688    53,964,646
      Strategic Bond  . . . . . . .      781,135      8,248,280     8,279,571
      Turner Core Growth  . . . . .      274,674      4,288,888     4,900,189
      Brandes International Equity       584,940      6,287,148     6,340,754
      Frontier Capital Appreciation      641,201      9,607,123     9,675,718
      Enhanced U.S. Equity  . . . .      136,946      2,378,097     2,474,617
      Emerging Markets Equity . . .       26,387        184,716       187,005
      Global Equity . . . . . . . .       16,615        159,217       164,028
      Bond Index  . . . . . . . . .      104,566      1,075,674     1,065,457
      Small/Mid Cap CORE  . . . . .       33,614        284,435       303,153
      High Yield Bond . . . . . . .      490,466      4,378,169     4,527,584

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund for the period ended December 31, 1998, were as follows:


                     SUBACCOUNT                   PURCHASES        SALES
                     ----------                  ------------  -------------
      Large Cap Growth . . . . . . . . . . . .   $ 29,361,732   $ 6,639,690
      Sovereign Bond . . . . . . . . . . . . .     22,087,283     8,813,963
      International Equity Index . . . . . . .      9,220,337     5,645,266
      Small Cap Growth . . . . . . . . . . . .      7,281,622     1,838,002
      International Balanced . . . . . . . . .      2,024,060       567,645
      Mid Cap Growth . . . . . . . . . . . . .      9,361,504     2,081,694
      Large Cap Value  . . . . . . . . . . . .     13,202,174     2,238,984
      Money Market . . . . . . . . . . . . . .    167,737,824    95,397,289
      Mid Cap Value  . . . . . . . . . . . . .     15,612,090     4,555,474
      Diversified Mid Cap Growth . . . . . . .      3,272,496     5,082,848
      Real Estate Equity . . . . . . . . . . .      5,551,879     3,817,431
      Growth & Income  . . . . . . . . . . . .     50,746,313    12,155,749
      Managed  . . . . . . . . . . . . . . . .     19,441,220     3,219,267
      Short-Term Bond  . . . . . . . . . . . .     15,288,727     8,406,118
      Small Cap Value  . . . . . . . . . . . .      8,944,813     1,873,344
      International Opportunities  . . . . . .     17,193,176     5,570,111
      Equity Index . . . . . . . . . . . . . .     35,787,894     5,051,356
      Strategic Bond . . . . . . . . . . . . .      9,312,827     2,778,805
      Turner Core Growth . . . . . . . . . . .      4,233,351     1,067,034
      Brandes International Equity . . . . . .      5,189,547     1,366,643
      Frontier Capital Appreciation  . . . . .      7,380,939     3,084,531
      Enhanced U.S. Equity . . . . . . . . . .      2,489,737       689,724
      Emerging Markets Equity  . . . . . . . .      1,973,067     1,742,376
      Global Equity  . . . . . . . . . . . . .      2,561,712     2,380,660
      Bond Index . . . . . . . . . . . . . . .      1,154,850        80,178
      Small/Mid Cap CORE . . . . . . . . . . .        987,868       678,237
      High Yield Bond  . . . . . . . . . . . .      6,156,047     1,842,702



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account S, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE      PAGE        KEY WORD OR PHRASE                     PAGE
Account . . . . . . .       26       monthly deduction date............       28
account value . . . .        8       mortality and expense risk charge.        9
Additional Sum Insured      28       Option A; Option B................       14
annual processing date       6       optional benefits.................       10
attained age. . . . .        9       optional extra death benefit feature
Basic Sum Insured . .       28        owner............................        4
beneficiary . . . . .       37       partial withdrawal................       12
business day. . . . .       26       partial withdrawal charge.........       10
changing Option A or B      15       payment options...................       16
changing the Total Sum               Planned Premium...................        6
 Insured  . . . . . .       15       policy anniversary................       28
charges . . . . . . .        8       policy split option...............       15
Code. . . . . . . . .       33       policy year.......................       28
cost of insurance                    premium; premium payment..........        4
 rates. . . . . . . .        9       prospectus........................        2
date of issue . . . .       28       receive; receipt..................       18
death benefit . . . .        4       reinstate; reinstatement..........        6
deductions. . . . . .        8       sales charges.....................        8
dollar cost averaging       12       SEC...............................        2
expenses of the Series               Separate Account S................       26
 Funds. . . . . . . .    10-11       Series Funds......................        2
fixed investment                     Servicing Office..................        1
 option . . . . . . .       27       special loan account..............       13
full surrender. . . .       12       subaccount........................       26
fund. . . . . . . . .        2       surrender.........................       12
grace period. . . . .        6       surrender value...................       12
guaranteed minimum                   Target Premium....................        8
 death benefit  . . .        7       tax considerations................       33
Guaranteed Minimum                   telephone transfers...............       19
 Death Benefit                       Total Sum Insured.................       14
  Premium . . . . . .        7       transfers of account vaule........       12
insurance charge. . .        9       variable investment options.......        1
insured person. . . .        4       we; us............................       26
investment options. .        1       withdrawal........................       12
JHVLICO . . . . . . .       26       withdrawal charges................       10
John Hancock Variable                you; your.........................        4
 Series Trust . . . .        2
lapse . . . . . . . .        6
loan. . . . . . . . .       13
loan interest . . . .       13
maximum premiums. . .        5
Minimum Initial
 Premium. . . . . . .       27
minimum insurance
 amount . . . . . . .       15
minimum premiums. . .        5
modified endowment
 contract. . . . .  .   18, 34

                                    [LOGO]

        Policies Issued by John Hancock Variable Life Insurance Company
                John Hancock Place, Boston, Massachusetts 02117

S8143M 5/99

                           PROSPECTUS DATED MAY 3, 1999

                       MAJESTIC VARIABLE ESTATE PROTECTION

          a flexible premium variable life survivorship insurance policy issued by

             JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                          JHVLICO LIFE SERVICING OFFICE
                          -----------------------------

         EXPRESS DELIVERY                               U.S. MAIL
         ----------------                               ---------
      529 Main Street (X-4)                            P.O. Box 111
      Charlestown, MA 02129                          Boston, MA 02117

                   PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following 27 variable investment options:

---------------------------------------------------------------------------------------------------------
                VARIABLE INVESTMENT OPTION                                   MANAGED BY
                --------------------------                                   ----------
  Managed . . . . . . . . . . . . . . . . . . . . . .       Independence Investment Associates, Inc.
  Growth & Income . . . . . . . . . . . . . . . . . .       Independence Investment Associates, Inc.
  Equity Index  . . . . . . . . . . . . . . . . . . .       State Street Global Advisors
  Large Cap Value . . . . . . . . . . . . . . . . . .       T. Rowe Price Associates, Inc.
  Large Cap Growth  . . . . . . . . . . . . . . . . .       Independence Investment Associates, Inc.
  Mid Cap Value . . . . . . . . . . . . . . . . . . .       Neuberger Berman, LLC
  Mid Cap Growth  . . . . . . . . . . . . . . . . . .       Janus Capital Corporation
  Real Estate Equity  . . . . . . . . . . . . . . . .       Independence Investment Associates, Inc.
  Small/Mid Cap Growth. . . . . . . . . . . . . . . .       Wellington Management Company, LLP
  Small/Mid Cap CORE. . . . . . . . . . . . . . . . .       Goldman Sachs Asset Management
  Small Cap Value . . . . . . . . . . . . . . . . . .       INVESCO Management & Research, Inc.
  Small Cap Growth. . . . . . . . . . . . . . . . . .       John Hancock Advisers, Inc.
  Global Equity . . . . . . . . . . . . . . . . . . .       Scudder Kemper Investments, Inc.
  International Balanced. . . . . . . . . . . . . . .       Brinson Partners, Inc.
  International Equity Index. . . . . . . . . . . . .       Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . .       Rowe Price-Fleming International, Inc.
  Emerging Markets Equity . . . . . . . . . . . . . .       Montgomery Asset Management, LLC
  Short-Term Bond . . . . . . . . . . . . . . . . . .       Independence Investment Associates, Inc.
  Bond Index  . . . . . . . . . . . . . . . . . . . .       Mellon Bond Associates, LLP
  Sovereign Bond. . . . . . . . . . . . . . . . . . .       John Hancock Advisers, Inc.
  Global Bond . . . . . . . . . . . . . . . . . . . .       J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . . . . . . . . . . . . . . .       Wellington Management Company, LLP
  Money Market. . . . . . . . . . . . . . . . . . . .       John Hancock Mutual Life Insurance Company
  Brandes International Equity. . . . . . . . . . . .       Brandes Investment Partners, L.P.
  Turner Core Growth. . . . . . . . . . . . . . . . .       Turner Investment Partners, Inc.
  Frontier Capital Appreciation . . . . . . . . . . .       Frontier Capital management Company, Inc.
  Enhanced U.S. Equity. . . . . . . . . . . . . . . .       Franklin Portfolio Associates, LLC
---------------------------------------------------------------------------------------------------------



         We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust") or of M Fund, Inc. (together, the trust and M Fund, Inc. are referred to as the "Series Funds"). The Series Funds are mutual funds that offer a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Attached to this prospectus are prospectuses for the Series Funds that contain detailed information about each fund offered under the policy. Be sure to read the prospectuses for the Series Funds before selecting any of the variable investment options shown on page 1.

                             GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 20.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 25.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 39.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 79.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

  Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

  Here are the page numbers where the questions and answers appear:

Question                                                        Pages to See
--------
 .What is the policy?........................................... 4
 .Who owns the policy?.......................................... 4
 .How can I invest money in the policy?......................... 4-5
 .Is there a minimum amount I must invest?...................... 6-7
 .How will the value of my investment in the policy change over.
 time?......................................................... 7-8
 .What charges will JHVLICO deduct from my investment in the....
 policy?....................................................... 8-10
 .What charges will the Series Funds deduct from my investment in the policy?................................................ 10-11
 .What other charges could JHVLICO impose in the future?........ 11
 .How can I change my policy's investment allocations?.......... 11-12
 .How can I access my investment in the policy?................. 12-14
 .How much will JHVLICO pay when the last insured person dies?.. 14-15
 .How can I change my policy's insurance coverage?.............. 15-16
 .Can I cancel my policy after it's issued?..................... 16
 .Can I choose the form in which JHVLICO pays out policy
 proceeds?..................................................... 16-17
 .To what extent can JHVLICO vary the terms and conditions of its policies in particular cases?............................. 17-18
 .How will my policy be treated for income tax purposes?........ 18
 .How do I communicate with JHVLICO?............................ 18-19

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
29. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 6 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's
---
surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will terminate (i.e., "lapse"). If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 14), and

     . on each annual processing during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%. (An "annual processing date" is the first business day of a policy year.)

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and is "due" on each annual processing date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 14).

  If the guaranteed minimum death benefit test is not satisfied on any annual processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the annual processing date on which default occurred. If it is reinstated more than 1 year after such annual processing date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 14).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply for the first 20 days after your policy becomes effective. (See "Commencement of investment performance" beginning on page 29.)

  Over time, the amount you've invested in any variable investment option will
                                               --------
increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Series Funds and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest
                                    -----
at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 9. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 13.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
   --------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
   -------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%.

 . Sales charge - A charge to help defray our sales costs. The charge for
   ------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge imposed if you elect
   -----------------------------------------
  this rider. It is deducted only from premiums received in the first policy year. The charge is 2% of premiums paid in the first policy year up to the Target Premium.

 . Optional benefits charge - A charge imposed for certain other optional
   ------------------------
  insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   ------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
   ---------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the second part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
   ----------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die. Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

 . Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M & E charge - A daily charge for mortality and expense risks we assume.
   ------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .35% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
   ---------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured.

  Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
   --------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
   ------------------------
  insurance benefits added to the policy by means of a rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Series Funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Series Funds and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures in the following chart for the funds of the Trust are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.

                                                                                        Other     Total Fund      Other Operating
                                                                        Investment    Operating    Operating         Expenses
Fund Name                                                             Management Fee   Expenses    Expenses    Absent Reimbursement*
---------                                                             --------------  ----------  -----------  ---------------------
Managed...........................................................         0.32%        0.05%           0.37%             0.05%
Growth & Income...................................................         0.25%        0.05%           0.30%             0.05%
Equity Index......................................................         0.14%        0.08%           0.22%             0.08%
Large Cap Value...................................................         0.74%        0.07%           0.81%             0.07%
Large Cap Growth..................................................         0.37%        0.05%           0.42%             0.05%
Mid Cap Value.....................................................         0.80%        0.05%           0.85%             0.05%
Mid Cap Growth....................................................         0.85%        0.08%           0.93%             0.08%
Real Estate Equity................................................         0.60%        0.05%           0.65%             0.05%
Small/Mid Cap Growth**............................................         0.75%        0.05%           0.80%             0.05%
Small/Mid Cap CORE................................................         0.80%        0.10%           0.90%             0.23%
Small Cap Value...................................................         0.80%        0.07%           0.87%             0.07%
Small Cap Growth..................................................         0.75%        0.08%           0.83%             0.08%
Global Equity.....................................................         0.90%        0.10%           1.00%             0.50%
International Balanced............................................         0.85%        0.10%           0.95%             0.64%
International Equity Index........................................         0.17%        0.10%           0.27%             0.23%
International Opportunities.......................................         0.87%        0.10%           0.97%             0.32%
Emerging Markets Equity...........................................         1.30%        0.10%           1.40%             0.68%
Short-Term Bond...................................................         0.30%        0.05%           0.35%             0.05%
Bond Index........................................................         0.15%        0.05%           0.20%             0.05%
Sovereign Bond....................................................         0.25%        0.05%           0.30%             0.05%
Global Bond**.....................................................         0.69%        0.06%           0.75%             0.06%
High Yield Bond...................................................         0.65%        0.07%           0.72%             0.07%
Money Market......................................................         0.25%        0.05%           0.30%             0.05%

* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.
** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
   Bond was formerly "Strategic Bond."

  The figures in the following chart for the funds of M Fund, Inc. are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees currently payable and the 1998 other operating expenses allocated to M Fund, Inc.

                                                                                              Other     Total Fund  Other Operating
                                                                              Investment    Operating   Operating   Expenses Absent
Fund Name                                                                   Management Fee   Expenses    Expenses   Reimbursement*
---------                                                                   --------------  ----------  ----------  ----------------
Brandes International Equity**  . . . . . . . . . . . . . . . . . . . . .       1.02%         0.25%       1.27%           2.52%
Turner Core Growth  . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.45%         0.25%       0.70%           2.97%
Frontier Capital Appreciation . . . . . . . . . . . . . . . . . . . . . .       0.90%         0.25%       1.15%           0.85%
Enhanced U.S. Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       0.55%         0.25%       0.80% N         1.97%

* M Financial Investment Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of the fund's average daily net assets.
** Brandes International Equity was formerly "Edinburgh Overseas Equity."



 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must equal 100% in total.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment
                                                             --------
option anytime you wish. However, transfers out of the fixed investment option
                                                       -----
are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 14) and under the guaranteed death benefit feature (see page 6). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 28. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page
6). The maximum amount you can borrow is 90% of your surrender value.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 28.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Enhanced cash value rider

  In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $1,000,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature.

Change of death benefit option

  At any time, you may change your coverage from death benefit Option A to Option B or vice-versa. However, if you change from Option A to Option B, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 33 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions described in the prospectus may vary depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under

"Reduced charges for eligible classes" on page 31. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 33.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other entities that use programmed and frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% before any fees or expenses. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .61%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of
 .10%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES


                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming hypothetical              Assuming hypothetical
End of    Planned Premiums         gross annual return of             gross annual return of
Policy     accumulated at    ----------------------------------  --------------------------------
 Year    5% annual interest      0%          6%         12%         0%         6%           12%
-------  ------------------  ----------  ----------  ----------  --------  ----------  ------------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $  9,152  $    9,733   $   10,315
   2             34,374       1,000,000   1,000,000   1,000,000    21,302      23,175       25,119
   3             52,861       1,000,000   1,000,000   1,000,000    31,645      35,546       39,748
   4             72,271       1,000,000   1,000,000   1,000,000    42,798      49,491       56,982
   5             92,653       1,000,000   1,000,000   1,000,000    53,700      63,982       75,945
   6            114,053       1,000,000   1,000,000   1,000,000    65,782      80,544       98,391
   7            136,524       1,000,000   1,000,000   1,000,000    77,551      97,728      123,083
   8            160,118       1,000,000   1,000,000   1,000,000    88,975     115,535      150,238
   9            184,891       1,000,000   1,000,000   1,000,000   100,023     133,966      180,103
  10            210,904       1,000,000   1,000,000   1,000,000   110,758     153,113      213,041
  11            238,217       1,000,000   1,000,000   1,000,000   122,746     174,643      251,082
  12            266,895       1,000,000   1,000,000   1,000,000   134,680     197,312      293,351
  13            297,008       1,000,000   1,000,000   1,000,000   146,554     221,168      340,301
  14            328,626       1,000,000   1,000,000   1,000,000   158,349     246,251      392,427
  15            361,825       1,000,000   1,000,000   1,000,000   170,059     272,616      450,286
  16            396,684       1,000,000   1,000,000   1,000,000   181,665     300,307      514,487
  17            433,286       1,000,000   1,000,000   1,089,185   193,151     329,377      585,626
  18            471,718       1,000,000   1,000,000   1,196,817   204,500     359,880      664,394
  19            512,072       1,000,000   1,000,000   1,312,377   215,690     391,872      751,598
  20            554,444       1,000,000   1,000,000   1,436,705   226,696     425,410      848,121
  25            800,279       1,000,000   1,000,000   2,230,298   279,163     620,719    1,510,311
  30          1,114,034       1,000,000   1,143,688   3,434,628   315,672     863,719    2,593,848
  35          1,514,473       1,000,000   1,409,843   5,285,756   313,091   1,155,354    4,331,631



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES


                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming Hypothetical              Assuming Hypothetical
End of    Planned Premiums         Gross Annual Return of             Gross Annual Return of
Policy     Accumulated at    ----------------------------------  --------------------------------
 Year    5% Annual Interest      0%          6%         12%         0%         6%          12%
-------  ------------------  ----------  ----------  ----------  --------  ----------  ------------
   1         $   16,768      $1,009,152  $1,009,733  $1,010,314  $  9,152  $    9,733   $   10,314
   2             34,374       1,020,501   1,022,374   1,024,318    21,299      23,173       25,116
   3             52,861       1,031,636   1,035,535   1,039,736    31,636      35,535       39,736
   4             72,271       1,042,775   1,049,464   1,056,950    42,775      49,464       56,951
   5             92,653       1,053,652   1,063,924   1,075,874    53,652      63,924       75,874
   6            114,053       1,065,692   1,080,430   1,098,249    65,692      80,430       98,249
   7            136,524       1,077,395   1,097,525   1,122,820    77,395      97,525      122,820
   8            160,118       1,088,720   1,115,193   1,149,779    88,720     115,193      149,779
   9            184,891       1,099,630   1,133,416   1,179,338    99,630     133,416      179,338
  10            210,904       1,110,185   1,152,283   1,211,840   110,185     152,283      211,840
  11            238,217       1,121,991   1,173,507   1,249,371   121,991     173,507      249,371
  12            266,895       1,133,737   1,195,834   1,291,028   133,737     195,834      291,028
  13            297,008       1,145,416   1,219,308   1,337,253   145,416     219,308      337,253
  14            328,626       1,157,008   1,243,967   1,388,516   157,008     243,967      388,516
  15            361,825       1,168,506   1,269,858   1,445,355   168,506     269,858      445,355
  16            396,684       1,179,888   1,297,017   1,508,346   179,888     297,017      508,346
  17            433,286       1,191,134   1,325,486   1,578,134   191,134     325,486      578,134
  18            471,718       1,202,221   1,355,303   1,655,429   202,221     355,303      655,429
  19            512,072       1,213,123   1,386,504   1,741,011   213,123     386,504      741,011
  20            554,444       1,223,803   1,419,119   1,835,737   223,803     419,119      835,737
  25            800,279       1,273,173   1,605,258   2,484,652   273,173     605,258    1,484,652
  30          1,114,034       1,299,959   1,818,806   3,543,471   299,959     818,806    2,543,471
  35          1,514,473       1,269,270   2,026,031   5,240,480   269,270   1,026,031    4,240,480



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES

                                       Death Benefit                    Surrender Value
                             ----------------------------------  ------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  ------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  ------------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $  8,860  $  9,431   $   10,002
   2             34,374       1,000,000   1,000,000   1,000,000    20,692    22,525       24,426
   3             52,861       1,000,000   1,000,000   1,000,000    30,695    34,497       38,595
   4             72,271       1,000,000   1,000,000   1,000,000    41,482    47,992       55,278
   5             92,653       1,000,000   1,000,000   1,000,000    51,997    61,974       73,583
   6            114,053       1,000,000   1,000,000   1,000,000    63,666    77,962       95,245
   7            136,524       1,000,000   1,000,000   1,000,000    74,996    94,501      119,007
   8            160,118       1,000,000   1,000,000   1,000,000    85,958   111,587      145,064
   9            184,891       1,000,000   1,000,000   1,000,000    96,520   129,215      173,636
  10            210,904       1,000,000   1,000,000   1,000,000   106,645   147,370      204,960
  11            238,217       1,000,000   1,000,000   1,000,000   117,229   167,036      240,362
  12            266,895       1,000,000   1,000,000   1,000,000   127,261   187,231      279,187
  13            297,008       1,000,000   1,000,000   1,000,000   136,666   207,918      321,772
  14            328,626       1,000,000   1,000,000   1,000,000   145,349   229,041      368,492
  15            361,825       1,000,000   1,000,000   1,000,000   153,203   250,537      419,776
  16            396,684       1,000,000   1,000,000   1,000,000   160,107   272,338      476,133
  17            433,286       1,000,000   1,000,000   1,000,759   165,874   294,322      538,082
  18            471,718       1,000,000   1,000,000   1,091,236   170,450   316,495      605,782
  19            512,072       1,000,000   1,000,000   1,186,455   173,626   338,742      679,482
  20            554,444       1,000,000   1,000,000   1,286,753   175,206   360,973      759,601
  25            800,279       1,000,000   1,000,000   1,879,007   149,019   468,256    1,272,423
  30          1,114,034       1,000,000   1,000,000   2,660,761     9,399   549,549    2,009,420
  35          1,514,473              **   1,000,000   3,701,879        **   564,716    3,033,658



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES


                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming hypothetical              Assuming hypothetical
End of    Planned Premiums         gross annual return of             gross annual return of
Policy     accumulated at    ----------------------------------  --------------------------------
 Year    5% annual interest      0%          6%         12%          0%         6%         12%
-------  ------------------  ----------  ----------  ----------  ----------  --------  ------------
   1         $   16,768      $1,008,859  $1,009,430  $1,010,002  $    8,859  $  9,430   $   10,002
   2             34,374       1,019,891   1,021,723   1,023,625      20,690    22,522       24,423
   3             52,861       1,030,686   1,034,487   1,038,583      30,686    34,487       38,583
   4             72,271       1,041,460   1,047,965   1,055,247      41,460    47,965       55,247
   5             92,653       1,051,950   1,061,917   1,073,514      51,950    61,917       73,514
   6            114,053       1,063,578   1,077,852   1,095,107      63,578    77,852       95,107
   7            136,524       1,074,845   1,094,305   1,118,752      74,845    94,305      118,752
   8            160,118       1,085,712   1,111,257   1,144,621      85,712   111,257      144,621
   9            184,891       1,096,141   1,128,685   1,172,899      96,141   128,685      172,899
  10            210,904       1,106,079   1,146,553   1,203,782     106,079   146,553      203,782
  11            238,217       1,116,412   1,165,812   1,238,529     116,412   165,812      238,529
  12            266,895       1,126,106   1,185,441   1,276,402     126,106   185,441      276,402
  13            297,008       1,135,067   1,205,351   1,317,621     135,067   205,351      317,621
  14            328,626       1,143,173   1,225,417   1,362,399     143,173   225,417      362,399
  15            361,825       1,150,284   1,245,492   1,410,949     150,284   245,492      410,949
  16            396,684       1,156,245   1,265,403   1,463,493     156,245   265,403      463,493
  17            433,286       1,160,820   1,284,882   1,520,180     160,820   284,882      520,180
  18            471,718       1,163,936   1,303,816   1,581,354     163,936   303,816      581,354
  19            512,072       1,165,337   1,321,897   1,647,193     165,337   321,897      647,193
  20            554,444       1,164,789   1,338,819   1,717,916     164,789   338,819      717,916
  25            800,279       1,121,769   1,391,178   2,150,856   1,121,769   391,178    1,150,856
  30          1,114,034              **   1,322,571   2,711,849          **   322,571    1,711,849
  35          1,514,473              **   1,004,217   3,371,066          **     4,217    2,371,066



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 19.


CONTENTS OF THIS SECTION                                      PAGES TO SEE
------------------------                                      ------------
Description of JHVLICO ...................................... 26
How we support the policy and investment options............. 26-27
Procedures for issuance of a policy.......................... 27-28
Basic Sum Insured vs. Additional Sum Insured................. 28-29
Commencement of investment performance....................... 29
How we process certain policy transactions................... 29-30
Effects of policy loans...................................... 30-31
Additional information about how certain policy charges work. 31-32
How we market the policies................................... 32-33
Tax considerations........................................... 33-35
Reports that you will receive................................ 35
Voting privileges that you will have......................... 35
Changes that JHVLICO can make as to your policy.............. 35-36
Adjustments we make to death benefits........................ 36
When we pay policy proceeds.................................. 36-37
Other details about exercising rights and paying benefits.... 37
Year 2000 Issues............................................. 37
Legal matters................................................ 37
Registration statement filed with the SEC.................... 37-38
Accounting and actuarial experts............................. 38
Financial statements of JHVLICO and the Account.............. 38
List of Directors and Executive Officers of JHVLICO.......... 39

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"), a company chartered in Massachusetts in 1862. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $67 billion and it has invested over $380 million in JHVLICO in connection with our organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 28).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 33).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the twentieth day following the date of issue, the policy's account value will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

 In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured increases or decreases

 . Reinstatements of lapsed policies

 . Change of death benefit Option from A to B

 A change from Option B to Option A is effective on the monthly deduction date on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address), unless a repayment of such excess is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 32.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations " beginning on page 33.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 65% of the Target Premium paid in the first policy year, 12% of the Target Premium paid in each of the second through fifth policy years, 7.5% of the Target Premium paid in each of the sixth through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Series Fund failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of the Series Funds which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Funds' shareholders in accordance with instructions received from owners of such policies. Shares of the Series Funds held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 YEAR 2000 ISSUES

  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its parent, JHVLICO has developed and is executing a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and
thereafter.   The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.

  JHVLICO has substantially completed the process of remediating its systems and expects the compliance testing component of the project to be substantially complete by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of year 2000, please refer to Note 12 of the Notes to Statutory-Basis Financial Statements of John Hancock Variable Life Insurance Company included in this prospectus.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A.,an Actuary of JHVLICO.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

               LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors               Principal Occupations
---------               ---------------------
David F. D'Alessandro   Chairman of the Board and Chief Executive Officer of
                        JHVLICO; President and Chief Operating Officer, John
                        Hancock Mutual Life Insurance Company.
Michele G. Van Leer     Vice Chairman of the Board and President of JHVLICO;
                        Senior Vice President, John Hancock Mutual Life
                        Insurance Company.
Joseph A. Tomlinson     Director and Vice President of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Ronald J. Bocage        Director, Vice President and Counsel of JHVLICO; Vice
                        President and Counsel, John Hancock Mutual Life
                        Insurance Company.
Thomas J. Lee           Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Robert R. Reitano       Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Malcolm Cheung          Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company
Robert S. Paster        Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company.
Barbara L. Luddy        Director and Actuary of JHVLICO; Second Vice President,
                        John Hancock Mutual Life Insurance Company.
Daniel L. Ouellette     Vice President, Marketing, of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Patrick F. Smith        Controller of JHVLICO; Assistant Controller, John
                        Hancock Mutual Life Insurance Company.



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,185.8    $1,092.7
Preferred stocks . . . . . . . . . . . . . . . . . . .       36.5        17.2
Common stocks  . . . . . . . . . . . . . . . . . . . .        3.1         2.3
Investment in affiliates . . . . . . . . . . . . . . .       81.7        79.1
Mortgage loans on real estate--Note 6  . . . . . . . .      388.1       273.9
Real estate  . . . . . . . . . . . . . . . . . . . . .       41.0        39.9
Policy loans . . . . . . . . . . . . . . . . . . . . .      137.7       106.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       11.4        83.1
  Temporary cash investments . . . . . . . . . . . . .        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred  . . . . . . . . . . . . . .       32.7        33.8
Investment income due and accrued  . . . . . . . . . .       29.8        24.7
Other general account assets . . . . . . . . . . . . .       47.5        16.8
Assets held in separate accounts . . . . . . . . . . .    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1 . . .       44.3        36.1
  Other general account obligations  . . . . . . . . .      150.9       481.9
  Transfers from separate accounts, net  . . . . . . .     (190.3)     (146.8)
  Asset valuation reserve--Note 1  . . . . . . . . . .       21.9        18.6
  Obligations related to separate accounts . . . . . .    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
  Unassigned deficit . . . . . . . . . . . . . . . . .      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  -------------
                                                          (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $1,272.3      $  872.7
  Net investment income--Note 3  . . . . . . . . .       122.8          89.7
  Other, net . . . . . . . . . . . . . . . . . . .       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance
    --Note 5 . . . . . . . . . . . . . . . . . . .       274.2         233.2
  State and miscellaneous taxes  . . . . . . . . .        28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        49.3          69.0
Federal income taxes--Note 1 . . . . . . . . . . .        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL
      LOSSES . . . . . . . . . . . . . . . . . . .        16.2          30.5
Net realized capital losses--Note 4  . . . . . . .        (0.6)         (3.0)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        15.6          27.5
Unassigned deficit at beginning of year  . . . . .       (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .        (6.0)          5.0
Other reserves and adjustments . . . . . . . . . .        (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . .    $  (49.2)     $  (58.3)
                                                      ========      ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      Year ended December 31
                                                      -----------------------
                                                         1998          1997
                                                      -----------  ------------
                                                           (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums  . . . . . . . . . . . . . . .    $1,275.3      $ 877.0
  Net investment income . . . . . . . . . . . . . .       118.2         89.9
  Benefits to policyholders and beneficiaries . . .      (275.5)      (245.2)
  Dividends paid to policyholders . . . . . . . . .       (22.3)       (18.7)
  Insurance expenses and taxes  . . . . . . . . . .      (296.9)      (267.2)
  Net transfers to separate accounts  . . . . . . .      (874.4)      (715.2)
  Other, net  . . . . . . . . . . . . . . . . . . .       551.3        408.9
                                                       --------      -------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .       475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .      (618.8)      (621.6)
  Bond sales  . . . . . . . . . . . . . . . . . . .       340.7        197.3
  Bond maturities and scheduled redemptions . . . .       111.8         34.1
  Bond prepayments  . . . . . . . . . . . . . . . .        76.5         51.6
  Stock purchases . . . . . . . . . . . . . . . . .       (23.4)       (15.7)
  Proceeds from stock sales . . . . . . . . . . . .         1.9          6.7
  Real estate purchases . . . . . . . . . . . . . .        (4.2)        (1.3)
  Real estate sales . . . . . . . . . . . . . . . .         2.1          0.4
  Other invested assets purchases . . . . . . . . .         0.0         (1.0)
  Proceeds from the sale of other invested assets .         0.0          0.3
  Mortgage loans issued . . . . . . . . . . . . . .      (145.5)       (94.5)
  Mortgage loan repayments  . . . . . . . . . . . .        33.2         32.4
  Other, net  . . . . . . . . . . . . . . . . . . .      (435.2)       393.1
                                                       --------      -------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .      (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable . . . . .        61.9          0.0
                                                       --------      -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES  .        61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .      (123.3)       111.3
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .       143.2         31.9
                                                       --------      -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR     $   19.9      $ 143.2
                                                       ========      =======



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                               1998      1997
                                                              -------  --------
                                                               (In millions)
Investment expenses . . . . . . . . . . . . . . . . . . . .    $ 8.3     $5.0
Interest expense  . . . . . . . . . . . . . . . . . . . . .      2.4      0.7
Depreciation expense  . . . . . . . . . . . . . . . . . . .      0.8      1.1
Investment taxes  . . . . . . . . . . . . . . . . . . . . .      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                               1998     1997
                                                               ------  --------
                                                               (In millions)
Net gains from asset sales . . . . . . . . . . . . . . . . .   $ 7.6    $ 0.8
Capital gains tax  . . . . . . . . . . . . . . . . . . . . .    (2.9)    (0.7)
Net capital gains transferred to IMR . . . . . . . . . . . .    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses  . . . . . . . . . . . . . . .   $(0.6)   $(3.0)
                                                               =====    =====



Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                           1998         1997
                                                      ---------------  --------
                                                           (In millions)
Net (losses) gains from changes in security values
 and book value adjustments . . . . . . . . . . . .   $         (2.7)   $ 7.0
Increase in asset valuation reserve . . . . . . . .             (3.3)    (2.0)
                                                      --------------    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments . . . . . . . . . . . . . . . . . .   $         (6.0)   $ 5.0
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions . . . .        3.2       0.3         0.0           3.5
Corporate securities  . . . . .      925.2      50.4        15.0         960.6
Mortgage-backed securities  . .      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds . . . . . . . . .   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========




             December 31, 1997
             -----------------
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies   $  254.5  $ 0.2  $0.1    $  254.6
Obligations of states and political
 subdivisions. . . . . . . . . . . . . . .       12.1    1.0   0.0        13.1
Debt securities issued by foreign
 governments . . . . . . . . . . . . . . .        0.2    0.0   0.0         0.2
Corporate securities . . . . . . . . . . .      712.7   43.9   2.7       753.9
Mortgage-backed securities . . . . . . . .      113.2    3.5   0.0       116.7
                                             --------  -----  ----    --------
  Total bonds  . . . . . . . . . . . . . .   $1,092.7  $48.6  $2.8    $1,138.5
                                             ========  =====  ====    ========



The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   57.3    $   59.1
Due after one year through five years . . . . . . . . .      283.4       294.1
Due after five years through ten years  . . . . . . . .      374.9       388.7
Due after ten years . . . . . . . . . . . . . . . . . .      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities  . . . . . . . . . . . . . .      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========



Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments  . . . . .      $106.4                East North Central  .       $ 56.4
Hotels  . . . . . . .         9.6                East South Central  .          0.9
Industrial  . . . . .        71.9                Middle Atlantic . . .         26.2
Office buildings  . .        78.2                Mountain  . . . . . .         27.5
Retail  . . . . . . .        29.6                New England . . . . .         36.9
Agricultural  . . . .        71.5                Pacific . . . . . . .         96.4
Other . . . . . . . .        20.9                South Atlantic  . . .         83.8
                                                 West North Central  .         13.1
                                                 West South Central  .         43.3
                                                 Other . . . . . . . .          3.6
                           ------                                            ------
                           $388.1                                            $388.1
                           ======                                            ======



At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:


                                                         Assets (Liabilities)
                         Number of Contracts/   ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements . . . . .     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements . . . . .       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements . . . . .       15.8        14.3         --        (3.3)       --      (2.1)



The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment . . . . . . . . .       $    0.9          0.1%
  At book value less surrender charge  . . . . .        1,677.9         88.8
                                                       --------        -----
     Total with adjustment . . . . . . . . . . .        1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          203.6         10.8
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            6.5          0.3
                                                       --------        -----
     Total annuity reserves and deposit
      liabilities. . . . . . . . . . . . . . . .       $1,888.9        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                           Year Ended December 31
                               ---------------------------------------------
                                         1998                    1997
                               -----------------------   -------------------
                                Carrying       Fair      Carrying      Fair
                                  Amount      Value       Amount      Value
                               -----------  -----------  ---------  -----------
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .    $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6 .        36.5         36.5        17.2        17.2
  Common stocks--Note 6  . .         3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6 . . . . .       388.1        401.3       273.9       285.8
  Policy loans--Note 1 . . .       137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1  . .        19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts  . . . .        (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps  . . .          --        (17.7)         --        (7.8)
  Currency rate swaps  . . .          --         (3.3)         --        (2.1)
  Interest rate caps . . . .         3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10 . . .          --         32.1          --       194.5



The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account S of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Enhanced U.S. Equity Fund, Brandes International Equity (formerly, Edinburgh Overseas Equity Fund), Frontier Capital Appreciation Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1998, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                                  INTERNATIONAL
                         LARGE CAP    SOVEREIGN      EQUITY       SMALL CAP    INTERNATIONAL
                          GROWTH        BOND          INDEX        GROWTH        BALANCED
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------  -----------  -------------  -----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $65,018,220  $32,541,967  $ 12,595,630   $ 9,078,106    $3,103,327
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --            --            --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        70,159       83,725        29,266        29,789         1,571
 M Fund Inc.  . . . .            --           --            --            --            --
                        -----------  -----------  ------------   -----------    ----------
Total assets  . . . .    65,088,379   32,625,692    12,624,896     9,107,895     3,104,898
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .        69,513       83,401        29,117        29,679         1,535
 M Fund Inc.  . . . .            --           --            --            --            --
Asset charges payable           646          324           149           110            36
                        -----------  -----------  ------------   -----------    ----------
Total liabilities . .        70,159       83,725        29,266        29,789         1,571
                        -----------  -----------  ------------   -----------    ----------
Net assets  . . . . .   $65,018,220  $32,541,967  $ 12,595,630   $ 9,078,106    $3,103,327
                        ===========  ===========  ============   ===========    ==========




                                                                              DIVERSIFIED
                          MID CAP     LARGE CAP      MONEY        MID CAP       MID CAP
                          GROWTH        VALUE        MARKET        VALUE        GROWTH
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  ------------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $12,678,444  $16,629,520  $ 86,511,658  $15,754,611   $7,491,413
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --            --          ---           --
Receivable from:
 John Hancock Variable
  Series Trust I  . .       103,676       40,755    20,713,657      117,109       15,168
 M Fund Inc.  . . . .            --           --            --           --           --
                        -----------  -----------  ------------  -----------   ----------
Total assets  . . . .    12,782,120   16,670,275   107,225,315   15,871,720    7,506,581
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .       103,543       40,591    20,712,867      116,945       15,077
 M Fund Inc.  . . . .            --           --            --           --           --
Asset charges payable           133          164           790          164           91
                        -----------  -----------  ------------  -----------   ----------
Total liabilities . .       103,676       40,755    20,713,657      117,109       15,168
                        -----------  -----------  ------------  -----------   ----------
Net assets  . . . . .   $12,678,444  $16,629,520  $ 86,511,658  $15,754,611   $7,491,413
                        ===========  ===========  ============  ===========   ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1998


                        REAL ESTATE   GROWTH &                 SHORT-TERM     SMALL CAP
                          EQUITY       INCOME       MANAGED       BOND          VALUE
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  -----------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $ 4,772,174  $96,407,275  $40,066,692  $19,246,506   $10,510,748
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --           --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .       115,349      147,773       64,500        1,482        40,758
 M Fund Inc.  . . . .            --           --           --           --            --
                        -----------  -----------  -----------  -----------   -----------
Total assets  . . . .     4,887,523   96,555,048   40,131,192   19,247,988    10,551,506
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .       115,288      146,677       64,069        1,304        40,631
 M Fund Inc.  . . . .            --           --           --           --            --
Asset charges payable            61        1,096          431          178           127
                        -----------  -----------  -----------  -----------   -----------
Total liabilities . .       115,349      147,773       64,500        1,482        40,758
                        -----------  -----------  -----------  -----------   -----------
Net assets  . . . . .   $ 4,772,174  $96,407,275  $40,066,692  $19,246,506   $10,510,748
                        ===========  ===========  ===========  ===========   ===========




                                                                  TURNER        BRANDES
                        INTERNATIONAL    EQUITY     STRATEGIC      CORE      INTERNATIONAL
                        OPPORTUNITIES     INDEX        BOND       GROWTH        EQUITY
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        -------------  -----------  ----------  ----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    $18,958,530   $53,964,646  $8,279,571  $       --    $       --
Investments in shares
 of portfolios of M
 Fund Inc., at value              --            --          --   4,900,189     6,340,754
Receivable from:
 John Hancock Variable
  Series Trust I  . .        130,881       381,439         149          --            --
 M Fund Inc.  . . . .             --            --          --     121,074            59
                         -----------   -----------  ----------  ----------    ----------
Total assets  . . . .     19,089,411    54,346,085   8,279,720   5,021,263     6,340,813
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .        130,683       380,886          55     121,024            --
 M Fund Inc.  . . . .             --            --          --          --            --
Asset charges payable            198           552          94          50            59
                         -----------   -----------  ----------  ----------    ----------
Total liabilities . .        130,881       381,438         149     121,074            59
                         -----------   -----------  ----------  ----------    ----------
Net assets  . . . . .    $18,958,530   $53,964,647  $8,279,571  $4,900,189    $6,340,754
                         ===========   ===========  ==========  ==========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1998


                                              FRONTIER                  EMERGING                                           HIGH
                                              CAPITAL      ENHANCED     MARKETS      GLOBAL       BOND     SMALL/MID      YIELD
                                            APPRECIATION  U.S. EQUITY    EQUITY      EQUITY      INDEX      CAP CORE       BOND
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                            ------------  -----------  ----------  ----------  ----------  ----------  ------------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value. . . . . . . . . . . . . . . . . .    $       --   $       --    $187,005    $164,028   $1,065,457   $303,153    $4,527,584
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . . .     9,675,718    2,474,617
Receivable from:
 John Hancock Variable Series Trust I . .            --           --           2           2           16          4            20
 M Fund Inc.  . . . . . . . . . . . . . .        17,003       16,938          --          --           --         --            --
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Total assets  . . . . . . . . . . . . . .     9,692,721    2,491,555     187,007     164,030    1,065,473    303,157     4,527,604
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company . . . . . . . . . . . . . . . .        16,917       16,917          --          --           --         --            --
 M Fund Inc.  . . . . . . . . . . . . . .            --           --           2           2           16          4            20
Asset charges payable . . . . . . . . . .            86           21          --          --           --         --            --
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Total liabilities . . . . . . . . . . . .        17,003       16,938           2           2           16          4            20
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Net assets  . . . . . . . . . . . . . . .    $9,675,718   $2,474,617    $187,005    $164,028   $1,065,457   $303,153    $4,527,584
                                             ==========   ==========    ========    ========   ==========   ========    ==========



See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                            STATEMENTS OF OPERATIONS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                   LARGE CAP GROWTH                     SOVEREIGN BOND
                                      SUBACCOUNT                          SUBACCOUNT
                        -------------------------------------   -------------------------------
                           1998         1997         1996          1998        1997       1996
                        -----------  -----------  ------------  -----------  --------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 6,312,073  $ 2,884,498  $ 2,452,382   $2,190,901   $855,742   $242,881
  M Fund Inc. . . . .            --           --           --           --         --         --
                        -----------  -----------  -----------   ----------   --------   --------
Total investment
 income . . . . . . .     6,312,073    2,884,498    2,452,382    2,190,901    855,742    242,881
Expenses:
 Mortality and expense
  risks . . . . . . .       168,652       91,256       49,880       93,556     39,184     14,129
                        -----------  -----------  -----------   ----------   --------   --------
Net investment income     6,143,421    2,793,242    2,402,502    2,097,345    816,558    228,752
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .     1,750,881      619,721      444,487      185,230     80,538      5,746
 Net unrealized
  appreciation
  (depreciation)
  during the period .     8,041,022    2,301,920   (1,104,574)    (378,058)    63,687    (69,973)
                        -----------  -----------  -----------   ----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments    9,791,903    2,921,641     (660,087)    (192,828)   144,225    (64,227)
                        -----------  -----------  -----------   ----------   --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $15,935,324  $ 5,714,883  $ 1,742,415   $1,904,517   $960,783   $164,525
                        ===========  ===========  ===========   ==========   ========   ========




                            INTERNATIONAL EQUITY INDEX              SMALL CAP GROWTH
                                    SUBACCOUNT                         SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1998        1997         1996       1998        1997       1996*
                        ----------  ------------  --------  -----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $1,930,710  $   422,913   $ 52,188  $       --   $    473    $    512
  M Fund Inc. . . . .           --           --         --          --         --          --
                        ----------  -----------   --------  ----------   --------    --------
Total investment
 income . . . . . . .    1,930,710      422,913     52,188          --        473         512
Expenses:
 Mortality and expense
  risks . . . . . . .       45,651       33,893     23,132      22,593      6,547       1,547
                        ----------  -----------   --------  ----------   --------    --------
Net investment income
 (loss) . . . . . . .    1,885,059      389,020     29,056     (22,593)    (6,074)     (1,035)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      152,030      244,810    165,730      58,729     21,707     (40,018)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       78,480   (1,219,540)   137,729   1,070,805    126,699      (2,665)
                        ----------  -----------   --------  ----------   --------    --------
Net realized and
 unrealized gain
 (loss) on investments     230,510     (974,730)   303,459   1,129,534    148,406     (42,683)
                        ----------  -----------   --------  ----------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $2,115,569  $  (585,710)  $332,515  $1,106,941   $142,332    $(43,718)
                        ==========  ===========   ========  ==========   ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                            INTERNATIONAL BALANCED               MID CAP GROWTH
                                  SUBACCOUNT                       SUBACCOUNT
                        ------------------------------  -------------------------------
                           1998       1997      1996*      1998       1997       1996*
                        ----------  ---------  -------  ----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  185,760  $ 61,249   $ 2,947  $1,114,374  $     --    $  1,177
  M Fund Inc. . . . .           --        --        --          --        --          --
                        ----------  --------   -------  ----------  --------    --------
Total investment
 income . . . . . . .      185,760    61,249     2,947   1,114,374        --       1,177
Expenses:
 Mortality and expense
  risks . . . . . . .        9,687     4,443       356      26,123     8,287         719
                        ----------  --------   -------  ----------  --------    --------
Net investment income
 (loss) . . . . . . .      176,073    56,806     2,591   1,088,251    (8,287)        458
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .       24,206     8,667        56     599,619     1,235        (391)
 Net unrealized
  appreciation
  (depreciation)
  during the period .      147,461   (67,714)    5,307   1,184,263   486,186       6,440
                        ----------  --------   -------  ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments     171,667   (59,047)    5,363   1,783,882   487,421       6,049
                        ----------  --------   -------  ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  347,740  $ (2,241)  $ 7,954  $2,872,133  $479,134    $  6,507
                        ==========  ========   =======  ==========  ========    ========




                               LARGE CAP VALUE                  MONEY MARKET
                                 SUBACCOUNT                      SUBACCOUNT
                        -----------------------------  ------------------------------
                           1998       1997     1996*      1998       1997       1996
                        ----------  --------  -------  ----------  --------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  797,874  $194,199  $13,644  $1,854,829  $758,434   $287,321
  M Fund Inc. . . . .           --        --       --          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Total investment
 income . . . . . . .      797,874   194,199   13,644   1,854,829   758,434    287,321
Expenses:
 Mortality and expense
  risks . . . . . . .       41,415    11,163      964     167,813    66,882     30,722
                        ----------  --------  -------  ----------  --------   --------
Net investment income      756,459   183,036   12,680   1,687,016   691,552    256,599
Net realized and
 unrealized gain on
 investments:
 Net realized gains .      330,827   164,821    1,327          --        --         --
 Net unrealized
  appreciation during
  the period  . . . .      145,355   279,449   23,553          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Net realized and
 unrealized gain on
 investments. . . . .      476,182   444,270   24,880          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $1,232,641  $627,306  $37,560  $1,687,016  $691,552   $256,599
                        ==========  ========  =======  ==========  ========   ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 MID CAP VALUE                     DIVERSIFIED MID CAP GROWTH
                                   SUBACCOUNT                              SUBACCOUNT
                        ---------------------------------  ------------------------------------------
                           1998         1997      1996*        1998           1997            1996
                        ------------  ---------  --------  -------------  -------------  --------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   120,469   $446,081   $  6,878  $     142,469  $    878,600    $    238,163
  M Fund Inc. . . . .            --         --         --             --            --              --
                        -----------   --------   --------  -------------  ------------    ------------
Total investment
 income . . . . . . .       120,469    446,081      6,878        142,469       878,600         238,163
Expenses:
 Mortality and expense
  risks . . . . . . .        45,020     11,421        377         34,432        35,934          21,146
                        -----------   --------   --------  -------------  ------------    ------------
Net investment income        75,449    434,660      6,501        108,037       842,666         217,017
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (538,516)   101,787        845        232,246       297,666         317,400
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (830,390)   (39,717)    13,910        236,333      (730,748)        344,786
                        -----------   --------   --------  -------------  ------------    ------------
Net realized and
 unrealized gain
 (loss) on investments   (1,368,906)    62,070     14,755        468,579      (433,082)        662,186
                        -----------   --------   --------  -------------  ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(1,293,457)  $496,730   $ 21,256  $     576,616  $    409,584    $    879,203
                        ===========   ========   ========  =============  ============    ============




                               REAL ESTATE EQUITY                    GROWTH & INCOME
                                   SUBACCOUNT                           SUBACCOUNT
                        ---------------------------------  -----------------------------------
                           1998         1997       1996       1998         1997         1996
                        ------------  ---------  --------  -----------  ----------  -------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   305,783   $246,677   $ 50,204  $ 9,266,175  $5,917,063   $3,056,625
  M Fund Inc. . . . .            --         --         --           --          --           --
                        -----------   --------   --------  -----------  ----------   ----------
Total investment
 income . . . . . . .       305,783    246,677     50,204    9,266,175   5,917,063    3,056,625
Expenses:
 Mortality and expense
  risks . . . . . . .        22,716     13,879      4,547      290,361     169,135       89,391
                        -----------   --------   --------  -----------  ----------   ----------
Net investment income       283,067    232,798     45,657    8,975,814   5,747,928    2,967,234
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (454,979)   252,095     19,122    2,061,212   2,390,414      512,402
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (698,676)   (13,488)   191,067    7,759,307     435,778     (496,647)
                        -----------   --------   --------  -----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (1,153,655)   238,607    210,189    9,820,519   2,826,192       15,755
                        -----------   --------   --------  -----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (870,588)  $471,405   $255,846  $18,796,333  $8,574,120   $2,982,989
                        ===========   ========   ========  ===========  ==========   ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                      MANAGED                          SHORT-TERM BOND
                                    SUBACCOUNT                           SUBACCOUNT
                        ----------------------------------   -----------------------------------
                           1998        1997        1996          1998         1997         1996
                        ----------  ----------  -----------  -------------  ----------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $3,606,186  $1,879,954  $1,281,149   $    977,164   $ 415,542    $181,937
  M Fund Inc. . . . .           --          --          --             --          --          --
                        ----------  ----------  ----------   ------------   ---------    --------
Total investment
 income . . . . . . .    3,606,186   1,879,954   1,281,149        977,164     415,542     181,937
Expenses:
 Mortality and expense
  risks . . . . . . .      121,905      65,383      35,103         50,947      20,551       9,277
                        ----------  ----------  ----------   ------------   ---------    --------
Net investment income    3,484,281   1,814,571   1,246,046        926,217     394,991     172,660
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      278,186     171,318     124,493         24,740      35,294     (52,888)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    1,791,231     715,231    (507,517)      (136,999)    (25,976)     (7,734)
                        ----------  ----------  ----------   ------------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   2,069,417     886,549    (383,024)      (112,259)      9,318     (60,622)
                        ----------  ----------  ----------   ------------   ---------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $5,553,698  $2,701,120  $  863,022   $    813,958   $ 404,309    $112,038
                        ==========  ==========  ==========   ============   =========    ========




                               SMALL CAP VALUE            INTERNATIONAL OPPORTUNITIES
                                 SUBACCOUNT                       SUBACCOUNT
                        ------------------------------  -------------------------------
                          1998        1997      1996*      1998       1997        1996*
                        ----------  ---------  -------  ----------  ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  47,350   $299,278   $ 8,296  $  103,399  $  69,078    $ 2,965
  M Fund Inc. . . . .          --         --        --          --         --         --
                        ---------   --------   -------  ----------  ---------    -------
Total investment
 income . . . . . . .      47,350    299,278     8,296     103,399     69,078      2,965
Expenses:
 Mortality and expense
  risks . . . . . . .      33,335      8,494       523      50,003     13,177      1,439
                        ---------   --------   -------  ----------  ---------    -------
Net investment income      14,015    290,784     7,773      53,396     55,901      1,526
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (9,919)    75,149        58     191,495     80,782        242
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (523,693)   (18,626)   14,046   1,108,416   (260,664)    36,666
                        ---------   --------   -------  ----------  ---------    -------
Net realized and
 unrealized gain
 (loss) on investments   (533,612)    56,523    14,104   1,299,911   (179,882)    36,908
                        ---------   --------   -------  ----------  ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(519,597)  $347,307   $21,877  $1,353,307  $(123,981)   $38,434
                        =========   ========   =======  ==========  =========    =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 EQUITY INDEX                    STRATEGIC BOND
                                  SUBACCOUNT                       SUBACCOUNT
                        -------------------------------  -----------------------------
                           1998        1997      1996*     1998      1997       1996*
                        ----------  ----------  -------  --------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $1,337,750  $  409,920  $23,300  $303,545  $ 74,850    $  7,425
  M Fund Inc. . . . .           --          --       --        --        --          --
                        ----------  ----------  -------  --------  --------    --------
Total investment
 income . . . . . . .    1,337,750     409,920   23,300   303,545    74,850       7,425
Expenses:
 Mortality and expense
  risks . . . . . . .      126,021      31,223    1,962    19,894     3,820         349
                        ----------  ----------  -------  --------  --------    --------
Net investment income    1,211,729     378,697   21,338   283,651    71,030       7,076
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      691,270     901,978   17,398    81,659     8,335          22
 Net unrealized
  appreciation
  (depreciation)
  during the period .    6,098,919     392,256   55,782    43,608   (11,727)       (591)
                        ----------  ----------  -------  --------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   6,790,189   1,294,234   73,180   125,267    (3,392)       (569)
                        ----------  ----------  -------  --------  --------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $8,001,918  $1,672,931  $94,518  $408,918  $ 67,638    $  6,507
                        ==========  ==========  =======  ========  ========    ========




                             TURNER CORE GROWTH         BRANDES INTERNATIONAL EQUITY
                                 SUBACCOUNT                      SUBACCOUNT
                        ----------------------------   -----------------------------
                          1998      1997      1996*      1998      1997        1996
                        --------  ---------  --------  --------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $     --  $      --  $    --   $     --  $     --    $     --
  M Fund Inc. . . . .     84,940     91,360   21,778    358,080    32,677       5,263
                        --------  ---------  -------   --------  --------    --------
Total investment
 income . . . . . . .     84,940     91,360   21,778    358,080    32,677       5,263
Expenses:
 Mortality and expense
  risks . . . . . . .      7,737      4,071    2,140     14,434     7,502       2,280
                        --------  ---------  -------   --------  --------    --------
Net investment income     77,203     87,289   19,638    343,646    25,175       2,983
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    156,278     76,711   (9,767)    89,337    12,541      (2,433)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    562,620     32,626   16,054     91,915   (26,022)    (12,286)
                        --------  ---------  -------   --------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   718,898    109,337    6,287    181,252   (13,481)    (14,719)
                        --------  ---------  -------   --------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $796,101  $ 196,626  $25,925   $524,898  $ 11,694    $(11,736)
                        ========  =========  =======   ========  ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                ENHANCED
                         FRONTIER CAPITAL APPRECIATION        U.S. EQUITY
                                   SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ------------------
                          1998        1997       1996*       1998      1997**
                        ----------  ----------  ---------  --------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $      --   $      --   $     --   $     --   $     --
  M Fund Inc. . . . .      34,738     128,190         --     72,302     15,335
                        ---------   ---------   --------   --------   --------
Total investment
 income . . . . . . .      34,738     128,190         --     72,302     15,335
Expenses:
 Mortality and expense
  risks . . . . . . .      24,841      10,040      1,679      4,069        478
                        ---------   ---------   --------   --------   --------
Net investment income
 (loss) . . . . . . .       9,897     118,150     (1,679)    68,233     14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (445,752)    614,358    (21,044)    87,723      4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .     432,064    (368,570)     5,101     89,677      6,844
                        ---------   ---------   --------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments    (13,688)    245,788    (15,943)   177,400     11,021
                        ---------   ---------   --------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (3,791)  $ 363,938   $(17,622)  $245,633   $ 25,878
                        =========   =========   ========   ========   ========




                         EMERGING                             SMALL/
                         MARKETS      GLOBAL       BOND      MID CAP     HIGH YIELD
                          EQUITY      EQUITY      INDEX        CORE         BOND
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  ----------  ----------  ----------  ------------
                         1998***     1998***     1998***     1998***      1998***
                        ----------  ----------  ----------  ----------  ------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $    522    $    491    $ 23,842    $     --      $ 88,721
  M Fund Inc. . . . .         --          --          --          --            --
                        --------    --------    --------    --------      --------
Total investment
 income . . . . . . .        522         491      23,842          --        88,721
Expenses:
 Mortality and expense
  risks . . . . . . .        387         339         937         535         1,962
                        --------    --------    --------    --------      --------
Net investment income
 (loss) . . . . . . .        135         152      22,905        (535)       86,759
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (45,975)    (21,835)      1,002     (25,196)       64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .      2,289       4,812     (10,217)     18,718       149,416
                        --------    --------    --------    --------      --------
Net realized and
 unrealized gain
 (loss) on investments   (43,686)    (17,023)     (9,215)     (6,478)      214,240
                        --------    --------    --------    --------      --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(43,551)   $(16,871)   $ 13,690    $ (7,013)     $300,999
                        ========    ========    ========    ========      ========



---------
*   From May 1, 1996 (commencement of operations).
**  From July 1, 1997 (commencement of operations).
*** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                         LARGE CAP GROWTH                            SOVEREIGN BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                             -----------------------------------------   ---------------------------------------
                                                 1998           1997          1996           1998          1997           1996
                                             -------------  -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $  6,143,421   $  2,793,242   $ 2,402,502   $  2,097,345   $   816,558    $  228,752
 Net realized gains  . . . . . . . . . . .      1,750,881        619,721       444,487        185,230        80,538         5,746
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      8,041,022      2,301,920    (1,104,574)      (378,058)       63,687       (69,973)
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . .     15,935,324      5,714,883     1,742,415      1,904,517       960,783       164,525
From policyholder transactions:
 Net premiums from policyholders . . . . .     29,859,648     20,264,849    13,036,922     38,567,292    21,324,560     4,312,776
 Net benefits to policyholders . . . . . .    (13,281,028)   (10,390,849)   (4,928,834)   (27,391,317)   (8,009,615)     (679,839)
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     16,578,620      9,874,000     8,108,088     11,175,975    13,314,945     3,632,937
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets . . . . . . . .     32,513,944     15,588,883     9,850,503     13,080,492    14,275,728     3,797,462
Net assets at beginning of period  . . . .     32,504,276     16,915,393     7,064,890     19,461,475     5,185,747     1,388,285
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net assets at end of period  . . . . . . .   $ 65,018,220   $ 32,504,276   $16,915,393   $ 32,541,967   $19,461,475    $5,185,747
                                             ============   ============   ===========   ============   ===========    ==========




                                                      INTERNATIONAL EQUITY INDEX                     SMALL CAP GROWTH
                                                              SUBACCOUNT                                SUBACCOUNT
                                                ---------------------------------------   --------------------------------------
                                                   1998          1997          1996          1998          1997          1996*
                                                ------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $ 1,885,059   $   389,020   $    29,056   $   (22,593)  $    (6,074)   $   (1,035)
 Net realized gains (losses)  . . . . . . . .       152,030       244,810       165,730        58,729        21,707       (40,018)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .        78,480    (1,219,540)      137,729     1,070,805       126,699        (2,665)
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . . .     2,115,569      (585,710)      332,515     1,106,941       142,332       (43,718)
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    10,034,119     8,150,400     4,750,218    12,088,047     2,870,481     1,120,880
 Net benefits to policyholders  . . . . . . .    (8,344,107)   (4,505,840)   (1,906,352)   (6,621,834)   (1,005,386)     (579,637)
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .     1,690,012     3,644,560     2,843,866     5,466,213     1,865,095       541,243
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets  . . . . . . . . .     3,805,581     3,058,850     3,176,381     6,573,154     2,007,427       497,525
Net assets at beginning of period . . . . . .     8,790,049     5,731,199     2,554,818     2,504,952       497,525             0
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period . . . . . . . . .   $12,595,630   $ 8,790,049   $ 5,731,199   $ 9,078,106   $ 2,504,952    $  497,525
                                                ===========   ===========   ===========   ===========   ===========    ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                              INTERNATIONAL BALANCED                      MID CAP GROWTH
                                    SUBACCOUNT                              SUBACCOUNT
                        -----------------------------------   --------------------------------------
                           1998          1997       1996*        1998          1997          1996*
                        ------------  -----------  ---------  ------------  ------------  -------------
Increase (decrease) in
net assets from
operations:
 Net investment income
  (loss). . . . . . .   $   176,073   $   56,806   $  2,591   $ 1,088,251   $    (8,287)   $      458
 Net realized gains
  (losses). . . . . .        24,206        8,667         56       599,619         1,235          (391)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       147,461      (67,714)     5,307     1,184,263       486,186         6,440
                        -----------   ----------   --------   -----------   -----------    ----------
Net increase
(decrease) in net
assets resulting from
operations  . . . . .       347,740       (2,241)     7,954     2,872,133       479,134         6,507
From policyholder
transactions:
 Net premiums from
  policyholders . . .     3,163,316    1,608,069    148,617    11,323.614     3,212,754       858,546
 Net benefits to
  policyholders . . .    (1,882,974)    (282,878)    (4,276)   (5,132,055)     (915,459)      (26,730)
                        -----------   ----------   --------   -----------   -----------    ----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     1,280,342    1,325,191    144,341     6,191,559     2,297,295       831,816
                        -----------   ----------   --------   -----------   -----------    ----------
Net increase in net
assets. . . . . . . .     1,628,082    1,322,950    152,295     9,063,692     2,776,429       838,323
Net assets at
beginning of period .     1,475,245      152,295          0     3,614,752       838,323             0
                        -----------   ----------   --------   -----------   -----------    ----------
Net assets at end of
period. . . . . . . .   $ 3,103,327   $1,475,245   $152,295   $12,678,444   $ 3,614,752    $  838,323
                        ===========   ==========   ========   ===========   ===========    ==========




                                                       LARGE CAP VALUE                              MONEY MARKET
                                                          SUBACCOUNT                                 SUBACCOUNT
                                             ------------------------------------   --------------------------------------------
                                                1998          1997        1996*         1998            1997             1996
                                             ------------  ------------  ---------  --------------  --------------  ---------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . .   $   756,459   $   183,036   $ 12,680   $   1,687,016   $     691,552    $    256,599
 Net realized gains  . . . . . . . . . . .       330,827       164,821      1,327              --              --              --
 Net unrealized appreciation during the
  period . . . . . . . . . . . . . . . . .       145,355       279,449     23,553              --              --              --
                                             -----------   -----------   --------   -------------   -------------    ------------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .     1,232,641       627,306     37,560       1,687,016         691,552         256,599
From policyholder transactions:
 Net premiums from policyholders . . . . .    15,144,316     5,421,062    767,660     340,377,358     103,737,470      36,814,029
 Net benefits to policyholders . . . . . .    (4,937,583)   (1,620,578)   (42,864)   (269,723,839)   (100,296,756)    (31,658,283)
                                             -----------   -----------   --------   -------------   -------------    ------------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .    10,206,733     3,800,484    724,796      70,653,519       3,440,714       5,155,746
                                             -----------   -----------   --------   -------------   -------------    ------------
Net increase in net assets . . . . . . . .    11,439,374     4,427,790    762,356      72,340,535       4,132,266       5,412,345
Net assets at beginning of period  . . . .     5,190,146       762,356          0      14,171,123      10,038,857       4,626,512
                                             -----------   -----------   --------   -------------   -------------    ------------
Net assets at end of period  . . . . . . .   $16,629,520   $ 5,190,146   $762,356   $  86,511,658   $  14,171,123    $ 10,038,857
                                             ===========   ===========   ========   =============   =============    ============



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MID CAP VALUE                       DIVERSIFIED MID CAP GROWTH
                                                             SUBACCOUNT                                SUBACCOUNT
                                              ----------------------------------------   ---------------------------------------
                                                 1998          1997          1996*          1998          1997           1996
                                              ------------  ------------  -------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $    75,449   $   434,660   $      6,501   $   108,037   $   842,666    $   217,017
 Net realized gains (losses)  . . . . . . .      (538,516)      101,787            845       232,246       297,666        317,400
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      (830,390)      (39,717)        13,910       236,333      (730,748)       344,786
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .    (1,293,457)      496,730         21,256       576,616       409,584        879,203
From policyholder transactions:
 Net premiums from policyholders  . . . . .    18,837,112     6,323,061        324,248     4,563,154     8,511,081      4,939,686
 Net benefits to policyholders  . . . . . .    (7,855,945)   (1,089,206)        (9,188)   (6,481,542)   (6,274,668)    (1,301,761)
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions .    10,981,167     5,233,855        315,060    (1,918,388)    2,236,413      3,637,925
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets . . .     9,687,710     5,730,585        336,316    (1,341,772)    2,645,997      4,517,128
Net assets at beginning of period . . . . .     6,066,901       336,316              0     8,833,185     6,187,188      1,670,060
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net assets at end of period . . . . . . . .   $15,754,611   $ 6,066,901   $    336,316   $ 7,491,413   $ 8,833,185    $ 6,187,188
                                              ===========   ===========   ============   ===========   ===========    ===========




                                                        REAL ESTATE EQUITY                          GROWTH & INCOME
                                                            SUBACCOUNT                                SUBACCOUNT
                                              --------------------------------------   -----------------------------------------
                                                 1998          1997          1996          1998           1997           1996
                                              ------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $   283,067   $   232,798   $   45,657   $  8,975,814   $  5,747,928    $ 2,967,234
 Net realized gains (losses)  . . . . . . .      (454,979)      252,095       19,122      2,061,212      2,390,414        512,402
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      (698,676)      (13,488)     191,067      7,759,307        435,778       (496,647)
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .      (870,588)      471,405      255,846     18,796,333      8,574,120      2,982,989
From policyholder transactions:
 Net premiums from policyholders  . . . . .     6,964,604     4,833,914      748,683     60,975,616     35,535,599     19,263,021
 Net benefits to policyholders  . . . . . .    (5,513,221)   (2,393,463)    (295,788)   (31,360,866)   (21,776,809)    (5,502,524)
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .     1,451,383     2,440,451      452,895     29,614,750     13,758,790     13,760,497
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets  . . . . . . . .       580,795     2,911,856      708,741     48,411,083     22,332,910     16,743,486
Net assets at beginning of period . . . . .     4,191,379     1,279,523      570,782     47,996,192     25,663,282      8,919,796
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period . . . . . . . .   $ 4,772,174   $ 4,191,379   $1,279,523   $ 96,407,275   $ 47,996,192    $25,663,282
                                              ===========   ===========   ==========   ============   ============    ===========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                              MANAGED                               SHORT-TERM BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                              ---------------------------------------   ----------------------------------------
                                                 1998          1997          1996           1998          1997           1996
                                              ------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $ 3,484,281   $ 1,814,571   $ 1,246,046   $    926,217   $   394,991    $   172,660
 Net realized gains (losses)  . . . . . . .       278,186       171,318       124,493         24,740        35,294        (52,888)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     1,791,231       715,231      (507,517)      (136,999)      (25,976)        (7,734)
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .     5,553,698     2,701,120       863,022        813,958       404,309        112,038
From policyholder transactions:
 Net premiums from policyholders  . . . . .    21,019,273    16,914,475     9,996,216     27,490,588    12,911,228      8,757,242
 Net benefits to policyholders  . . . . . .    (8,281,600)   (9,357,535)   (3,151,700)   (21,534,195)   (4,234,624)    (7,683,085)
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .    12,737,673     7,556,940     6,844,516      5,956,393     8,676,604      1,074,157
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets  . . . . . . . .    18,291,371    10,258,060     7,707,538      6,770,351     9,080,913      1,186,195
Net assets at beginning of period . . . . .    21,775,321    11,517,261     3,809,723     12,476,155     3,395,242      2,209,047
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period . . . . . . . .   $40,066,692   $21,775,321   $11,517,261   $ 19,246,506   $12,476,155    $ 3,395,242
                                              ===========   ===========   ===========   ============   ===========    ===========




                                  SMALL CAP VALUE                  INTERNATIONAL OPPORTUNITIES
                                    SUBACCOUNT                             SUBACCOUNT
                        -----------------------------------   -------------------------------------
                           1998          1997       1996*         1998          1997         1996*
                        ------------  -----------  ---------  -------------  ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    14,015   $  290,784   $  7,773   $     53,396   $    55,901    $  1,526
 Net realized gains
  (losses). . . . . .        (9,919)      75,149         58        191,495        80,782         242
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (523,693)     (18,626)    14,046      1,108,416      (260,664)     36,666
                        -----------   ----------   --------   ------------   -----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (519,597)     347,307     21,877      1,353,307      (123,981)     38,434
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    11,420,833    4,182,527    335,271     23,844,756     8,906,153     960,081
 Net benefits to
  policyholders . . .    (4,363,378)    (897,951)   (16,141)   (12,275,087)   (3,655,731)    (89,402)
                        -----------   ----------   --------   ------------   -----------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     7,057,455    3,284,576    319,130     11,569,669     5,250,422     870,679
                        -----------   ----------   --------   ------------   -----------    --------
Net increase in net
 assets . . . . . . .     6,537,858    3,631,883    341,007     12,922,976     5,126,441     909,113
Net assets at
 beginning of period      3,972,890      341,007          0      6,035,554       909,113           0
                        -----------   ----------   --------   ------------   -----------    --------
Net assets at end of
 period . . . . . . .   $10,510,748   $3,972,890   $341,007   $ 18,958,530   $ 6,035,554    $909,113
                        ===========   ==========   ========   ============   ===========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           EQUITY INDEX                              STRATEGIC BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                              ---------------------------------------   ----------------------------------------
                                                  1998          1997         1996*         1998          1997           1996*
                                              -------------  ------------  -----------  ------------  ------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $  1,211,729   $   378,697   $   21,338   $   283,651   $    71,030    $      7,076
 Net realized gains . . . . . . . . . . . .        691,270       901,978       17,398        81,659         8,335              22
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      6,098,919       392,256       55,782        43,608       (11,727)           (591)
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .      8,001,918     1,672,931       94,518       408,918        67,638           6,507
From policyholder transactions:
 Net premiums from policyholders  . . . . .     60,690,933    23,412,687    1,282,798     9,258,713     1,828,179         259,231
 Net benefits to policyholders  . . . . . .    (31,166,123)   (9,622,006)    (403,009)   (3,008,341)     (534,164)         (7,110)
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .     29,524,810    13,790,681      879,789     6,250,372     1,294,015         252,121
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets  . . . . . . . .     37,526,728    15,463,612      974,307     6,659,290     1,361,653         258,628
Net assets at beginning of period . . . . .     16,437,919       974,307            0     1,620,281       258,628               0
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net assets at end of period . . . . . . . .   $ 53,964,647   $16,437,919   $  974,307   $ 8,279,571   $ 1,620,281    $    258,628
                                              ============   ===========   ==========   ===========   ===========    ============




                                 TURNER CORE GROWTH                     BRANDES INTERNATIONAL
                                     SUBACCOUNT                           EQUITY SUBACCOUNT
                        -------------------------------------   ------------------------------------
                           1998          1997        1996*         1998        1997           1996
                        ------------  -----------  -----------  ----------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    77,203   $   87,289   $   19,638   $  343,646  $    25,175    $    2,983
 Net realized gains
  (losses). . . . . .       156,278       76,711       (9,767)      89,337       12,541        (2,433)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       562,620       32,626       16,054       91,915      (26,022)      (12,286)
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       796,101      196,626       25,925      524,898       11,694       (11,736)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     4,779,974      743,622    1,135,180    5,520,633    2,484,010     1,021,041
 Net benefits to
  policyholders . . .    (1,690,860)    (580,027)    (506,352)   2,041,375   (1,088,249)      (80,162)
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     3,089,114      163,595      628,828    3,479,258    1,395,761       940,879
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase in net
 assets . . . . . . .     3,885,215      360,221      654,753    4,004,156    1,407,455       929,143
Net assets at
 beginning of period      1,014,974      654,753            0    2,336,598      929,143             0
                        -----------   ----------   ----------   ----------  -----------    ----------
Net assets at end of
 period . . . . . . .   $ 4,900,189   $1,014,974   $  654,753   $6,340,754  $ 2,336,598    $  929,143
                        ===========   ==========   ==========   ==========  ===========    ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                            FRONTIER CAPITAL APPRECIATION          ENHANCED U.S. EQUITY
                                      SUBACCOUNT                        SUBACCOUNT
                        --------------------------------------   ------------------------
                           1998          1997         1996*         1998         1997**
                        ------------  ------------  -----------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $     9,897   $   118,150   $   (1,679)  $   68,233   $     14,857
 Net realized gains
  (losses). . . . . .      (445,752)      614,358      (21,044)      87,723          4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .       432,064      (368,570)       5,101       89,677          6,844
                        -----------   -----------   ----------   ----------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        (3,791)      363,938      (17,622)     245,633         25,878
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    13,982,031    10,030,418    1,535,063    3,031,309        475,503
 Net benefits to
  policyholders . . .    (9,695,520)   (5,969,436)    (549,363)   1,299,530         (4,176)
                        -----------   -----------   ----------   ----------   ------------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     4,286,511     4,060,982      985,700    1,731,779        471,327
                        -----------   -----------   ----------   ----------   ------------
Net increase in net
 assets . . . . . . .     4,282,720     4,424,920      968,078    1,977,412        497,205
Net assets at
 beginning of period      5,392,998       968,078            0      497,205              0
                        -----------   -----------   ----------   ----------   ------------
Net assets at end of
 period . . . . . . .   $ 9,675,718   $ 5,392,998   $  968,078   $2,474,617   $    497,205
                        ===========   ===========   ==========   ==========   ============




                         EMERGING                                  SMALL/
                          MARKETS       GLOBAL         BOND        MID CAP     HIGH YIELD
                          EQUITY        EQUITY         INDEX        CORE          BOND
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ------------  ------------  -----------  -----------  --------------
                          1998***       1998***       1998***      1998***       1998***
                        ------------  ------------  -----------  -----------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $       135   $       152   $   22,905   $     (535)   $    86,759
 Net realized gains
  (losses). . . . . .       (45,975)      (21,835)       1,002      (25,196)        64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .         2,289         4,812      (10,217)      18,718        149,416
                        -----------   -----------   ----------   ----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       (43,551)      (16,871)      13,690       (7,013)       300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     2,434,226     2,372,034    1,176,234    1,089,030      6,683,673
 Net benefits to
  policyholders . . .    (2,203,670)   (2,191,135)    (124,467)    (778,864)    (2,457,088)
                        -----------   -----------   ----------   ----------    -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .       230,556       180,899    1,051,767      310,166      4,226,585
                        -----------   -----------   ----------   ----------    -----------
Net increase in net
 assets . . . . . . .       187,005       164,028    1,065,457      303,153      4,527,584
Net assets at
 beginning of period              0             0            0            0              0
                        -----------   -----------   ----------   ----------    -----------
Net assets at end of
 period . . . . . . .   $   187,005   $   164,208   $1,065,457   $  303,153    $ 4,527,584
                        ===========   ===========   ==========   ==========    ===========



---------
*   From May 1, 1996 (commencement of operations).
**  From July 1, 1997 (commencement of operations).
*** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity), Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1998, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 were as follows:


                SUBACCOUNT            SHARES OWNED     COST          VALUE
                ----------            ------------  -----------  -------------
      ------------------------------------------------------------------------
      Large Cap Growth  . . . . . .    2,482,160    $55,624,133   $65,018,220
      Sovereign Bond  . . . . . . .    3,279,909     32,895,576    32,541,967
      International Equity Index  .      809,459     13,492,182    12,595,630
      Small Cap Growth  . . . . . .      698,985      7,883,267     9,078,106
      International Balanced  . . .      278,964      3,018,272     3,103,327
      Mid Cap Growth  . . . . . . .      838,771     11,001,555    12,678,444
      Large Cap Value . . . . . . .    1,186,104     16,181,162    16,629,520
      Money Market  . . . . . . . .    8,651,166     86,511,658    86,511,658
      Mid Cap Value . . . . . . . .    1,292,860     16,610,808    15,754,611
      Diversified Mid Cap Growth  .      469,987      7,452,538     7,491,413
      Real Estate Equity  . . . . .      383,006      5,258,257     4,772,174
      Growth & Income . . . . . . .    4,945,907     88,453,571    96,407,275
      Managed . . . . . . . . . . .    2,562,429     38,024,380    40,066,692
      Short-Term Bond . . . . . . .    1,915,373     19,395,427    19,246,506
      Small Cap Value . . . . . . .      906,973     11,039,020    10,510,748
      International Opportunities .    1,552,119     18,074,112    18,958,530
      Equity Index  . . . . . . . .    3,048,380     47,417,688    53,964,646
      Strategic Bond  . . . . . . .      781,135      8,248,280     8,279,571
      Turner Core Growth  . . . . .      274,674      4,288,888     4,900,189
      Brandes International Equity       584,940      6,287,148     6,340,754
      Frontier Capital Appreciation      641,201      9,607,123     9,675,718
      Enhanced U.S. Equity  . . . .      136,946      2,378,097     2,474,617
      Emerging Markets Equity . . .       26,387        184,716       187,005
      Global Equity . . . . . . . .       16,615        159,217       164,028
      Bond Index  . . . . . . . . .      104,566      1,075,674     1,065,457
      Small/Mid Cap CORE  . . . . .       33,614        284,435       303,153
      High Yield Bond . . . . . . .      490,466      4,378,169     4,527,584

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund for the period ended December 31, 1998, were as follows:


                     SUBACCOUNT                   PURCHASES        SALES
                     ----------                  ------------  -------------
      Large Cap Growth . . . . . . . . . . . .   $ 29,361,732   $ 6,639,690
      Sovereign Bond . . . . . . . . . . . . .     22,087,283     8,813,963
      International Equity Index . . . . . . .      9,220,337     5,645,266
      Small Cap Growth . . . . . . . . . . . .      7,281,622     1,838,002
      International Balanced . . . . . . . . .      2,024,060       567,645
      Mid Cap Growth . . . . . . . . . . . . .      9,361,504     2,081,694
      Large Cap Value  . . . . . . . . . . . .     13,202,174     2,238,984
      Money Market . . . . . . . . . . . . . .    167,737,824    95,397,289
      Mid Cap Value  . . . . . . . . . . . . .     15,612,090     4,555,474
      Diversified Mid Cap Growth . . . . . . .      3,272,496     5,082,848
      Real Estate Equity . . . . . . . . . . .      5,551,879     3,817,431
      Growth & Income  . . . . . . . . . . . .     50,746,313    12,155,749
      Managed  . . . . . . . . . . . . . . . .     19,441,220     3,219,267
      Short-Term Bond  . . . . . . . . . . . .     15,288,727     8,406,118
      Small Cap Value  . . . . . . . . . . . .      8,944,813     1,873,344
      International Opportunities  . . . . . .     17,193,176     5,570,111
      Equity Index . . . . . . . . . . . . . .     35,787,894     5,051,356
      Strategic Bond . . . . . . . . . . . . .      9,312,827     2,778,805
      Turner Core Growth . . . . . . . . . . .      4,233,351     1,067,034
      Brandes International Equity . . . . . .      5,189,547     1,366,643
      Frontier Capital Appreciation  . . . . .      7,380,939     3,084,531
      Enhanced U.S. Equity . . . . . . . . . .      2,489,737       689,724
      Emerging Markets Equity  . . . . . . . .      1,973,067     1,742,376
      Global Equity  . . . . . . . . . . . . .      2,561,712     2,380,660
      Bond Index . . . . . . . . . . . . . . .      1,154,850        80,178
      Small/Mid Cap CORE . . . . . . . . . . .        987,868       678,237
      High Yield Bond  . . . . . . . . . . . .      6,156,047     1,842,702



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account S, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                   ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE      PAGE        KEY WORD OR PHRASE                    PAGE
Account . . . . . . .    26          modified endowment contract . . . .   18
account value . . . .     8          monthly deduction date. . . . . . .   28
Additional Sum Insured   28          mortality and expense risk charge .    9
annual processing date    6          Option A; Option B. . . . . . . . .   14
attained age. . . . .     9          optional benefits . . . . . . . . .    9
Basic Sum Insured . .    28          optional extra death benefit feature  14
beneficiary . . . . .    37          owner . . . . . . . . . . . . . . .    4
business day. . . . .    26          partial withdrawal. . . . . . . . .   12
changing Option A or B   14          partial withdrawal charge . . . . .   10
changing the Total Sum
 Insured  . . . . . .    12          payment options . . . . . . . . . .   16
charges . . . . . . .     8          Planned Premium . . . . . . . . . .    6
Code. . . . . . . . .    33          policy anniversary. . . . . . . . .   28
cost of insurance
 rates. . . . . . . .     9          policy split option . . . . . . . .   15
date of issue . . . .    28          policy year . . . . . . . . . . . .   28
death benefit . . . .     4          premium; premium payment. . . . . .    4
deductions. . . . . .     8          prospectus. . . . . . . . . . . . .    2
dollar cost averaging    12          receive; receipt. . . . . . . . . .   19
enhanced cash value
 rider. . . . . . . .    15          reinstate; reinstatement. . . . . .    6
expenses of the Series
 Funds  . . . . . . .    10          sales charges . . . . . . . . . . .    8
fixed investment
 option . . . . . . .    27          SEC . . . . . . . . . . . . . . . .    2
full surrender. . . .    12          Separate Account S. . . . . . . . .   26
fund. . . . . . . . .     2          Series Funds. . . . . . . . . . . .    2
grace period. . . . .     6          Servicing Office. . . . . . . . . .    1
guaranteed minimum
 death benefit  . . .     6          special loan account. . . . . . . .   13
Guaranteed Minimum
 Death Benefit                       subaccount. . . . . . . . . . . . .   26

 Premium. . . . . . .     7          surrender . . . . . . . . . . . . .   12
insurance charge. . .     9          surrender value . . . . . . . . . .   12
insured person. . . .     4          Target Premium. . . . . . . . . . .    8
investment options. .     1          tax considerations. . . . . . . . .   33
JHVLICO . . . . . . .    26          telephone transfers . . . . . . . .   19
John Hancock Variable
 Series Trust . . . .     2          Total Sum Insured . . . . . . . . .   14

lapse . . . . . . . .     6          transfers of account value. . . . .   12

loan. . . . . . . . .    13          variable investment options . . . .    1

loan interest . . . .    13          we; us. . . . . . . . . . . . . . .   26

maximum premiums. . .     5          withdrawal. . . . . . . . . . . . .   12
Minimum Initial
 Premium. . . . . . .    27          withdrawal charges. . . . . . . . .   10
minimum insurance
 amount . . . . . . .    15          you; your . . . . . . . . . . . . .    4

minimum premiums. . .     5

                                    [LOGO]

        Policies Issued by John Hancock Variable Life Insurance Company
                John Hancock Place, Boston, Massachusetts 02117

S8143MP 5/99

                         PROSPECTUS DATED MAY 3, 1999

                    MAJESTIC VARIABLE ESTATE PROTECTION 98

        a flexible premium variable life survivorship insurance policy issued by

           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")

                         JHVLICO LIFE SERVICING OFFICE
                         -----------------------------
                               EXPRESS DELIVERY
                               ----------------
                             529 Main Street (X-4)
                             Charlestown, MA 02129
                                   U.S. MAIL
                                   ---------
                                 P.O. Box 111
                               Boston, MA 02117
                  PHONE: 1-800-732-5543 / FAX: 1-617-886-3048

  The policy provides an investment option with fixed rates of return declared by JHVLICO and the following 27 variable investment options:

                VARIABLE INVESTMENT OPTION                                   MANAGED BY
                --------------------------                                   ----------
---------------------------------------------------------------------------------------------------------
  Managed . . . . . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Growth & Income . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Equity Index  . . . . . . . . . . . . . . . . . . . . .   State Street Global Advisors
  Large Cap Value . . . . . . . . . . . . . . . . . . . .   T. Rowe Price Associates, Inc.
  Large Cap Growth  . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Mid Cap Value . . . . . . . . . . . . . . . . . . . . .   Neuberger Berman, LLC
  Mid Cap Growth . . . .. . . . . . . . . . . . . . . . .   Janus Capital Corporation
  Real Estate Equity. . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Small/Mid Cap Growth. . . . . . . . . . . . . . . . . .   Wellington Management Company, LLP
  Small/Mid Cap CORE . .  . . . . . . . . . . . . . . . .   Goldman Sachs Asset Management
  Small Cap Value . . . . . . . . . . . . . . . . . . . .   INVESCO Management & Research, Inc.
  Small Cap Growth. . . . . . . . . . . . . . . . . . . .   John Hancock Advisers, Inc.
  Global Equity . . . . . . . . . . . . . . . . . . . . .   Scudder Kemper Investments, Inc.
  International Balanced. . . . . . . . . . . . . . . . .   Brinson Partners, Inc.
  International Equity Index. . . . . . . . . . . . . . .   Independence International Associates, Inc.
  International Opportunities . . . . . . . . . . . . . .   Rowe Price-Fleming International, Inc.
  Emerging Markets Equity . . . . . . . . . . . . . . . .   Montgomery Asset Management, LLC
  Short-Term Bond . . . . . . . . . . . . . . . . . . . .   Independence Investment Associates, Inc.
  Bond Index . . . . . .. . . . . . . . . . . . . . . . .   Mellon Bond Associates, LLP
  Sovereign Bond . . . . . . . . . . . . . . . . . . . ..   John Hancock Advisers, Inc.
  Global Bond . . . . .  . . . . . . . . . . . . . . . ..   J.P. Morgan Investment Management, Inc.
  High Yield Bond . . . . . . . . . . . . . . . . . . . .   Wellington Management Company, LLP
  Money Market. . . . . . . . . . . . . . . . . . . . . .   John Hancock Mutual Life Insurance Company
  Brandes International Equity. . . . . . . . . . . . . .   Brandes Investment Partners, L.P.
  Turner Core Growth. . . . . . . . . . . . . . . . . . .   Turner Investment Partners, Inc.
  Frontier Capital Appreciation . . . . . . . . . . . . .   Frontier Capital management Company, Inc.
  Enhanced U.S. Equity. . . . . . . . . . . . . . . . . .   Franklin Portfolio Associates, LLC
---------------------------------------------------------------------------------------------------------



         We may add or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of the John Hancock Variable Series Trust I (the "Trust") or of M Fund, Inc. (together, the Trust and M Fund, Inc. are referred to as the "Series Funds"). The Series Funds are mutual funds that offer a number of different investment options (which are called "funds"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Series Funds. Attached to this prospectus are prospectuses for the Series Funds that contain detailed information about each fund offered under the policy. Be sure to read the prospectuses for the Series Funds before selecting any of the variable investment options shown on page 1.

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus - - it is not the policy. The prospectus
                                         ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

  This prospectus is arranged in the following way:

     . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

     . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 21.

     . Behind the illustrations is a section called "Additional Information"
       that gives more details about the policy. It generally does not
                                                                   ---
       repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 26.

     . Behind the Additional Information section are the financial statements for JHVLICO and Separate Account S. These start on page 41.

     . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 80.

 After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Series Funds begin.

  Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               BASIC INFORMATION

  This part of the prospectus provides answers to commonly asked questions about the policy.

  Here are the page numbers where the questions and answers appear:

Question                                                        Pages to See
--------                                                        ------------
 .What is the policy?. . . . . . . . . . . . . . . . . . . . .         4
 .Who owns the policy?. . . . . . . . . . . . . .. . . . . . .         4
 .How can I invest money in the policy?. . . . . . . . . . . .         4-5
 .Is there a minimum amount I must invest? . . . . . . . . . .         5-6
 .How will the value of my investment in the policy change over        7
time? . . . . . . . . . . . . . . . . . . . . . . . . . . . .
What charges will JHVLICO deduct from my investment in the            8-10
policy? . . . . . . . . . . . . . . . . . . . . . . . . . . .
 .What charges will the Series Funds deduct from my investment in the policy?. . . . . . . . . . . . . . . . . . . . . . . .
                                                                      9
 .What other charges could JHVLICO impose in the future? . . .         10-11
 .How can I change my policy's investment allocations?. . . ..         12
 .How can I access my investment in the policy?. . . . . . . .         12-14
 .How much will JHVLICO pay when the last insured person dies?         14-16
 .How can I change my policy's insurance coverage?. . . . . ..         16
 .Can I cancel my policy after it's issued?. . . . . . . . . .         16-17
 .Can I choose the form in which JHVLICO pays out policy               17-18
proceeds?. . . . . . . . . . . . . . . . . . . . . . . . . ..
 .To what extent can JHVLICO vary the terms and conditions of its policies in particular cases?. . . . . . . . . . . . . .
                                                                      18
 .How will my policy be treated for income tax purposes? . . .         18
 .How do I communicate with JHVLICO?. . . . . . . . . . . . ..         19-20

 WHAT IS THE POLICY?

  This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

  While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

     . Determine when and how much you invest in the various investment options

     . Borrow or withdraw amounts you have in the investment options

     . Change the beneficiary who will receive the death benefit

     . Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

 Most of these options are subject to limits that are explained later in this prospectus.

 WHO OWNS THE POLICY?

  That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

 HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

  We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum premium payment

  Each premium payment must be at least $100.

Maximum premium payments

  Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
29. Also, we may refuse to accept any amount of an additional premium if:

     . that amount of premium would increase our insurance risk exposure, and

     . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

 In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 6 is in effect).

Ways to pay premiums

  If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Variable Life Insurance Company." Premiums after the first must be sent to the JHVLICO Life Servicing Office at the appropriate address shown on page 1 of this prospectus.

  We will also accept premiums:

     . by wire or by exchange from another insurance company,

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
              -------

     . if we agree to it, through a salary deduction plan with your employer.

 You can obtain information on these other methods of premium payment by contacting your JHVLICO representative or by contacting the JHVLICO Life Servicing Office.

 IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

  The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and reinstatement

  Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can lapse for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either case, if the policy's
---
surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will terminate (i.e., "lapse"). If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 1 year from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed minimum death benefit feature

  This feature is available only if the insured persons meet certain underwriting requirements. The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

     . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will JHVLICO pay when the last insured person dies?" on page 14), and

     . on each annual processing during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%. (An "annual processing date" is the first business day of a policy year.)

  The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and is "due" on each annual processing date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

  No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will JHVLICO pay when the last insured person dies?" on page 14).

  If the guaranteed minimum death benefit test is not satisfied on any annual processing date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the annual processing date on which default occurred. If it is reinstated more than 1 year after such annual processing date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

  The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will JHVLICO pay when the last insured person dies?" on page 14).

  If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

 HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

  From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply for the first 20 days after your policy becomes effective. (See "Commencement of investment performance" beginning on page 30.)

  Over time, the amount you've invested in any variable investment option will
                                               --------
increase or decrease the same as if you had invested the same amount directly in the corresponding fund of one of the Series Funds and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will JHVLICO deduct from my investment in the policy?" below.

  The amount you've invested in the fixed investment option will earn interest
                                    -----
at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be
                                                                         ---
subject to the mortality and expense risk charge described on page 9. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

  At any time, the "account value" of your policy is equal to:

     . the amount you invested,

     . plus or minus the investment experience of the investment options you've chosen,

     . minus all charges we deduct, and

     . minus all withdrawals you have made.

 If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 13.

 WHAT CHARGES WILL JHVLICO DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions from premium payments

 . Premium tax charge - A charge to cover state premium taxes we currently
 --------------------
  expect to pay, on average. This charge is currently 2.35% of each premium.

 . DAC tax charge - A charge to cover the increased Federal income tax
 ----------------
  burden that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 . Premium processing charge - A charge to help defray our administrative
 ---------------------------
  costs. This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 . Sales charge - A charge to help defray our sales costs. The charge for
 --------------
  premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If premium received in the first policy year is less than the Target Premium, then premium received in the second policy year will be treated as if received in the first policy year until first year premiums equal the Target Premium. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1998, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 . Optional enhanced cash value rider charge - A charge imposed if you elect
 -------------------------------------------
  this rider. It is deducted only from premiums received in the first two policy years. The charge is 2% of premiums paid in the first two policy years until the total charges deducted equal 2% of one year's Target Premium.

 . Optional benefits charge - A charge imposed for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

Deductions from account value

 . Issue charge - A monthly charge to help defray our administrative costs.
   ------------
  This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 . Administrative charge - A monthly charge to help defray our
 -----------------------
  administrative costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the second part of this charge is currently zero.

 . Insurance charge - A monthly charge for the cost of insurance. To
 ------------------
  determine the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance
                                                -------
  rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die. Higher current insurance rates are generally applicable to policies issued on a "guaranteed issue" basis, where only very limited underwriting information is obtained. This is often the case with policies issued to trustees, employers and similar entities.

 . Extra mortality charge - A monthly charge specified in your policy for
 ------------------------
  additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 . M &E charge - A daily charge for mortality and expense risks we assume.
 -------------
  This charge is deducted from the variable investment options. It does not apply to the fixed investment option. The current charge is at an effective annual rate of .35% of the value of the assets in each variable investment option. We guarantee that this charge will never exceed an effective annual rate of .60%.

 . Guaranteed minimum death benefit charge - A monthly charge beginning in
 -----------------------------------------
  the eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured. Because policies of this type were first offered in 1998, this charge is not yet applicable to any policy at the current rate.

 . Policy split option rider charge - A monthly charge if this rider is
 ----------------------------------
  elected at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 . Optional benefits charge - Monthly charges for certain other optional
 --------------------------
  insurance benefits added to the policy by means of a rider.

 . Partial withdrawal charge - A charge for each partial withdrawal of
   -------------------------
  account value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

 WHAT CHARGES WILL THE SERIES FUNDS DEDUCT FROM MY INVESTMENT IN THE POLICY?

  The Series Funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund of the Series Funds and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

  The figures in the following chart for the funds of the Trust are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees that were payable for1998 and the 1998 other operating expenses that would have been allocated to the funds under the allocation rules currently in effect.


                                          Other     Total Fund       Other Operating
                          Investment    Operating    Operating          Expenses
Fund Name               Management Fee   Expenses    Expenses     Absent Reimbursement*
---------               --------------  ----------  -----------  -----------------------
Managed. . . . . . .         0.32%        0.05%           0.37%              0.05%
Growth & Income. . .         0.25%        0.05%           0.30%              0.05%
Equity Index. . . . .        0.14%        0.08%           0.22%              0.08%
Large Cap Value . . .        0.74%        0.07%           0.81%              0.07%
Large Cap Growth. . .        0.37%        0.05%           0.42%              0.05%
Mid Cap Value. . . .         0.80%        0.05%           0.85%              0.05%
Mid Cap Growth. . . .        0.85%        0.08%           0.93%              0.08%
Real Estate Equity. .        0.60%        0.05%           0.65%              0.05%
Small/Mid Cap Growth**       0.75%        0.05%           0.80%              0.05%
Small/Mid Cap CORE. .        0.80%        0.10%           0.90%              0.23%
Small Cap Value . . .        0.80%        0.07%           0.87%              0.07%
Small Cap Growth. . .        0.75%        0.08%           0.83%              0.08%
Global Equity. . . ..        0.90%        0.10%           1.00%              0.50%
International Balanced       0.85%        0.10%           0.95%              0.64%
International Equity
 Index. . . . . . . .        0.17%        0.10%           0.27%              0.23%
International
 Opportunities. . . .        0.87%        0.10%           0.97%              0.32%
Emerging Markets
 Equity. . . . . . ..        1.30%        0.10%           1.40%              0.68%
Short-Term Bond. . ..        0.30%        0.05%           0.35%              0.05%
Bond Index. . . . . .        0.15%        0.05%           0.20%              0.05%
Sovereign Bond. . . .        0.25%        0.05%           0.30%              0.05%

                                          Other     Total Fund       Other Operating
                          Investment    Operating    Operating          Expenses
Fund Name               Management Fee   Expenses    Expenses     Absent Reimbursement*
---------               --------------  ----------  -----------  -----------------------
Global Bond** . . . .        0.69%        0.06%           0.75%              0.06%
High Yield Bond. . .         0.65%        0.07%           0.72%              0.07%
Money Market. . . ..         0.25%        0.05%           0.30%              0.05%

* John Hancock reimburses a fund when the fund's other operating expenses exceed 0.10% of the fund's average daily net assets.
** Small/Mid Cap Growth was formerly "Diversified Mid Cap Growth" and Global
   Bond was formerly "Strategic Bond."

  The figures in the following chart for the funds of M Fund, Inc. are expressed as percentages of each fund's average daily net assets for 1998 (rounded to two decimal places). The percentages reflect the investment management fees currently payable and the 1998 other operating expenses allocated to M Fund, Inc.

                                                                                                                    Other Operating
                                                                                              Other     Total Fund     Expenses
                                                                              Investment    Operating   Operating       Absent
Fund Name                                                                   Management Fee   Expenses    Expenses    Reimbursement*
---------                                                                   --------------  ----------  ----------  ---------------

Brandes International Equity**  . . . . . . . . . . . . . . . . . . . . .       1.02%         0.25%       1.27%           2.52%
Turner Core Growth. . . . . . . . . . . . . . . . . . . . . . . . . . . .       0.45%         0.25%       0.70%           2.97%
Frontier Capital Appreciation . . . . . . . . . . . . . . . . . . . . . .       0.90%         0.25%       1.15%           0.85%
Enhanced U.S. Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .       0.55%         0.25%       0.80%           1.79%

* M Financial Investment Advisers, Inc. reimburses a fund when the fund's other operating expenses exceed 0.25% of the fund's average daily net assets.
** Brandes International Equity was formerly "Edinburgh Overseas Equity."



 WHAT OTHER CHARGES COULD JHVLICO IMPOSE IN THE FUTURE?

  We currently make no charge against account value for our Federal income taxes, but if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make such a charge. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

  Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

  We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

 HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future premium payments

  At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must equal 100% in total.

Transfers of existing account value

  You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

  Under our current rules, you can make transfers out of any variable investment
                                                             --------
option anytime you wish. However, transfers out of the fixed investment option
                                                       -----
are currently subject to the following restrictions:

 . You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 . We must receive the request for such a transfer during the period beginning
   60 days prior to the policy anniversary and ending 30 days after i t.


 . The most you can transfer at any one time is the greater of $500 or 20% of the assets in your fixed investment option.

  We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

  This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

 HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

  You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

  You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 9). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $1,000,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will JHVLICO pay when the last insured person dies?" on page 14) and under the guaranteed death benefit feature (see page 6). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 29. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

  You may borrow from your policy at any time after it has been in effect for 1 year by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page
6). The maximum amount you can borrow is determined as follows:

     . We first determine the account value of your policy.

     . We then subtract an amount equal to 12 times the monthly charges then being deducted from account value.

     . We then multiply the resulting amount by 1.00% in policy years 1 through 20 and .50% therefafter.

     . We then subtract the third item above from the second item above.

  The minimum amount of each loan is $1,000. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

 You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

     . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

     . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

 HOW MUCH WILL JHVLICO PAY WHEN THE LAST INSURED PERSON DIES?

  In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitation on how much Additional Sum Insured you can have is that it cannot exceed 400% of the Basic Sum Insured. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 29.

  When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

     . Option A - The death benefit will equal the greater of (1) the Total
       Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

     . Option B -The death benefit will equal the greater of (1) the Total
       Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

  For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

  If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

     . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

     . We will then subtract your Total Sum Insured.

  Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do.

The minimum insurance amount

  In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

  At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

Enhanced cash value rider

  In the application for the policy, you may elect to purchase the enhanced cash value rider. This rider provides an enhanced cash value benefit (in addition to the surrender value) if you surrender the policy within the first nine policy years. The amount of the benefit will be shown in the "Policy Specifications" section of the policy. The benefit is also included in the account value when calculating the death benefit. Election of this rider could increase your insurance charge since it affects our amount at risk under the policy. The amount available for partial withdrawals and loans are based on the surrender value and will in no way be increased due to this rider.

 HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

  The Basic Sum Insured generally cannot be increased after policy issue. After the first policy year, you may request an increase in the Additional Sum Insured at any time. However, you will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage.

Decrease in coverage

  The Basic Sum Insured generally cannot be decreased after policy issue. After the first policy year, you may request a reduction in the Additional Sum Insured at any time, but only if:

     . the remaining Total Sum Insured will be at least $1,000,000, and

     . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

  We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature.

Change of death benefit option

  At any time, you may change your coverage from death benefit Option A to Option B or vice-versa. However, if you change from Option A to Option B, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. This is because such a change increases our insurance risk exposure.

Tax consequences

  Please read "Tax considerations" starting on page 34 to learn about possible tax consequences of changing your insurance coverage under the policy.

 CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

  You have the right to cancel your policy within the latest of the following periods:

     . 10 days after you receive it (this period may be longer in some states);

     . 10 days after mailing by JHVLICO of the Notice of Withdrawal Right;
       or

     . 45 days after the date Part A of the application has been completed.

  This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to JHVLICO at one of the addresses shown on page 1, or to the JHVLICO representative who delivered the policy to you.

  In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by JHVLICO or the Series Funds prior to that date. The date of cancellation will be the date of such mailing or delivery.

 CAN I CHOOSE THE FORM IN WHICH JHVLICO PAYS OUT POLICY PROCEEDS?

Choosing a payment option

  You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

     . Option 1 - Proceeds left with us to accumulate with interest

     . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

     . Option 2B - Equal monthly payments for a specified period of time

     . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

     . Option 4 - Equal monthly payments for life with no refund

     . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

  You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

  You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

  There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

 TO WHAT EXTENT CAN JHVLICO VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

  Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

  Insurance laws and regulations apply to JHVLICO in every state in which its policies are sold. As a result, various terms and conditions described in the prospectus may vary depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

  We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes" on page 32. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

 HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

  However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

  For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning of page 34.

 HOW DO I COMMUNICATE WITH JHVLICO?

General Rules

  You should mail or express all checks and money orders for premium payments and loan repayments to the JHVLICO Life Servicing Office at the appropriate address shown on page 1.

  Certain requests must be made in writing and be signed and dated by you. They include the following:

     . loans, surrenders or partial withdrawals

     . transfers of account value among investment options

     . change of allocation among investment options for new premium payments

     . change of death benefit option

     . increase or decrease in Total Sum Insured

     . change of beneficiary

     . election of payment option for policy proceeds

     . tax withholding elections

     . election of telephone transaction privilege

 You should mail or express these requests to the JHVLICO Life Servicing Office at the appropriate address shown on page 1. You should also send notice of an insured person's death and related documentation to the JHVLICO Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

  We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the JHVLICO Life Servicing Office or your JHVLICO representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

  If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

  The policies are not designed for professional market timing organizations or other entities that use programmed and frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

     ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                             ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% before any fees or expenses. (Investment return reflects investment income and all realized and unrealized capital gains and losses.) The tables assume annual Planned Premiums that are paid at the beginning of each policy year for an insured person who is a 35 year old male standard non-smoker underwriting risk when the policy is issued.

  Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by JHVLICO will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

  With respect to fees and expenses deducted from Series Fund assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .61%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of
 .10%. These rates are the arithmetic average for all funds of the Series Funds. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.

  The second column of each table shows the amount you would have at the end of each Policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

  Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES

                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming hypothetical              Assuming hypothetical
End of    Planned Premiums         gross annual return of             gross annual return of
Policy     accumulated at    ----------------------------------  --------------------------------
 Year    5% annual interest      0%          6%         12%         0%         6%           12%
-------  ------------------  ----------  ----------  ----------  --------  ----------  -----------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $  9,152  $    9,733   $   10,315
   2             34,374       1,000,000   1,000,000   1,000,000    21,302      23,175       25,119
   3             52,861       1,000,000   1,000,000   1,000,000    31,645      35,546       39,748
   4             72,271       1,000,000   1,000,000   1,000,000    42,798      49,491       56,982
   5             92,653       1,000,000   1,000,000   1,000,000    53,700      63,982       75,945
   6            114,053       1,000,000   1,000,000   1,000,000    65,782      80,544       98,391
   7            136,524       1,000,000   1,000,000   1,000,000    77,551      97,728      123,083
   8            160,118       1,000,000   1,000,000   1,000,000    88,975     115,535      150,238
   9            184,891       1,000,000   1,000,000   1,000,000   100,023     133,966      180,103
  10            210,904       1,000,000   1,000,000   1,000,000   110,758     153,113      213,041
  11            238,217       1,000,000   1,000,000   1,000,000   122,746     174,643      251,082
  12            266,895       1,000,000   1,000,000   1,000,000   134,680     197,312      293,351
  13            297,008       1,000,000   1,000,000   1,000,000   146,554     221,168      340,301
  14            328,626       1,000,000   1,000,000   1,000,000   158,349     246,251      392,427
  15            361,825       1,000,000   1,000,000   1,000,000   170,059     272,616      450,286
  16            396,684       1,000,000   1,000,000   1,000,000   181,665     300,307      514,487
  17            433,286       1,000,000   1,000,000   1,089,185   193,151     329,377      585,626
  18            471,718       1,000,000   1,000,000   1,196,817   204,500     359,880      664,394
  19            512,072       1,000,000   1,000,000   1,312,377   215,690     391,872      751,598
  20            554,444       1,000,000   1,000,000   1,436,705   226,696     425,410      848,121
  25            800,279       1,000,000   1,000,000   2,230,298   279,163     620,719    1,510,311
  30          1,114,034       1,000,000   1,143,688   3,434,628   315,672     863,719    2,593,848
  35          1,514,473       1,000,000   1,409,843   5,285,756   313,091   1,155,354    4,331,631



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
                                      22

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES

                                       Death Benefit                     Surrender Value
                             ----------------------------------  ----------------------------------
                                   Assuming Hypothetical              Assuming Hypothetical
End of    Planned Premiums         Gross Annual Return of             Gross Annual Return of
Policy     Accumulated at    ----------------------------------  ----------------------------------
 Year    5% Annual Interest      0%          6%         12%         0%         6%          12%
-------  ------------------  ----------  ----------  ----------  --------  ----------  ------------
   1         $   16,768      $1,009,152  $1,009,733  $1,010,314  $  9,152  $    9,733   $   10,314
   2             34,374       1,020,501   1,022,374   1,024,318    21,299      23,173       25,116
   3             52,861       1,031,636   1,035,535   1,039,736    31,636      35,535       39,736
   4             72,271       1,042,775   1,049,464   1,056,950    42,775      49,464       56,951
   5             92,653       1,053,652   1,063,924   1,075,874    53,652      63,924       75,874
   6            114,053       1,065,692   1,080,430   1,098,249    65,692      80,430       98,249
   7            136,524       1,077,395   1,097,525   1,122,820    77,395      97,525      122,820
   8            160,118       1,088,720   1,115,193   1,149,779    88,720     115,193      149,779
   9            184,891       1,099,630   1,133,416   1,179,338    99,630     133,416      179,338
  10            210,904       1,110,185   1,152,283   1,211,840   110,185     152,283      211,840
  11            238,217       1,121,991   1,173,507   1,249,371   121,991     173,507      249,371
  12            266,895       1,133,737   1,195,834   1,291,028   133,737     195,834      291,028
  13            297,008       1,145,416   1,219,308   1,337,253   145,416     219,308      337,253
  14            328,626       1,157,008   1,243,967   1,388,516   157,008     243,967      388,516
  15            361,825       1,168,506   1,269,858   1,445,355   168,506     269,858      445,355
  16            396,684       1,179,888   1,297,017   1,508,346   179,888     297,017      508,346
  17            433,286       1,191,134   1,325,486   1,578,134   191,134     325,486      578,134
  18            471,718       1,202,221   1,355,303   1,655,429   202,221     355,303      655,429
  19            512,072       1,213,123   1,386,504   1,741,011   213,123     386,504      741,011
  20            554,444       1,223,803   1,419,119   1,835,737   223,803     419,119      835,737
  25            800,279       1,273,173   1,605,258   2,484,652   273,173     605,258    1,484,652
  30          1,114,034       1,299,959   1,818,806   3,543,471   299,959     818,806    2,543,471
  35          1,514,473       1,269,270   2,026,031   5,240,480   269,270   1,026,031    4,240,480



* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

  IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES

                                       Death Benefit                    Surrender Value
                             ----------------------------------  ------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  ------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  ------------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $  8,860  $  9,431   $   10,002
   2             34,374       1,000,000   1,000,000   1,000,000    20,692    22,525       24,426
   3             52,861       1,000,000   1,000,000   1,000,000    30,695    34,497       38,595
   4             72,271       1,000,000   1,000,000   1,000,000    41,482    47,992       55,278
   5             92,653       1,000,000   1,000,000   1,000,000    51,997    61,974       73,583
   6            114,053       1,000,000   1,000,000   1,000,000    63,666    77,962       95,245
   7            136,524       1,000,000   1,000,000   1,000,000    74,996    94,501      119,007
   8            160,118       1,000,000   1,000,000   1,000,000    85,958   111,587      145,064
   9            184,891       1,000,000   1,000,000   1,000,000    96,520   129,215      173,636
  10            210,904       1,000,000   1,000,000   1,000,000   106,645   147,370      204,960
  11            238,217       1,000,000   1,000,000   1,000,000   117,229   167,036      240,362
  12            266,895       1,000,000   1,000,000   1,000,000   127,261   187,231      279,187
  13            297,008       1,000,000   1,000,000   1,000,000   136,666   207,918      321,772
  14            328,626       1,000,000   1,000,000   1,000,000   145,349   229,041      368,492
  15            361,825       1,000,000   1,000,000   1,000,000   153,203   250,537      419,776
  16            396,684       1,000,000   1,000,000   1,000,000   160,107   272,338      476,133
  17            433,286       1,000,000   1,000,000   1,000,759   165,874   294,322      538,082
  18            471,718       1,000,000   1,000,000   1,091,236   170,450   316,495      605,782
  19            512,072       1,000,000   1,000,000   1,186,455   173,626   338,742      679,482
  20            554,444       1,000,000   1,000,000   1,286,753   175,206   360,973      759,601
  25            800,279       1,000,000   1,000,000   1,879,007   149,019   468,256    1,272,423
  30          1,114,034       1,000,000   1,000,000   2,660,761     9,399   549,549    2,009,420
  35          1,514,473              **   1,000,000   3,701,879        **   564,716    3,033,658



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 TOTAL SUM INSURED
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES

                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming hypothetical              Assuming hypothetical
End of    Planned Premiums         gross annual return of             gross annual return of
Policy     accumulated at    ----------------------------------  --------------------------------
 Year    5% annual interest      0%          6%         12%          0%         6%         12%
-------  ------------------  ----------  ----------  ----------  ----------  --------  ----------
   1         $   16,768      $1,008,859  $1,009,430  $1,010,002  $    8,859  $  9,430   $   10,002
   2             34,374       1,019,891   1,021,723   1,023,625      20,690    22,522       24,423
   3             52,861       1,030,686   1,034,487   1,038,583      30,686    34,487       38,583
   4             72,271       1,041,460   1,047,965   1,055,247      41,460    47,965       55,247
   5             92,653       1,051,950   1,061,917   1,073,514      51,950    61,917       73,514
   6            114,053       1,063,578   1,077,852   1,095,107      63,578    77,852       95,107
   7            136,524       1,074,845   1,094,305   1,118,752      74,845    94,305      118,752
   8            160,118       1,085,712   1,111,257   1,144,621      85,712   111,257      144,621
   9            184,891       1,096,141   1,128,685   1,172,899      96,141   128,685      172,899
  10            210,904       1,106,079   1,146,553   1,203,782     106,079   146,553      203,782
  11            238,217       1,116,412   1,165,812   1,238,529     116,412   165,812      238,529
  12            266,895       1,126,106   1,185,441   1,276,402     126,106   185,441      276,402
  13            297,008       1,135,067   1,205,351   1,317,621     135,067   205,351      317,621
  14            328,626       1,143,173   1,225,417   1,362,399     143,173   225,417      362,399
  15            361,825       1,150,284   1,245,492   1,410,949     150,284   245,492      410,949
  16            396,684       1,156,245   1,265,403   1,463,493     156,245   265,403      463,493
  17            433,286       1,160,820   1,284,882   1,520,180     160,820   284,882      520,180
  18            471,718       1,163,936   1,303,816   1,581,354     163,936   303,816      581,354
  19            512,072       1,165,337   1,321,897   1,647,193     165,337   321,897      647,193
  20            554,444       1,164,789   1,338,819   1,717,916     164,789   338,819      717,916
  25            800,279       1,121,769   1,391,178   2,150,856   1,121,769   391,178    1,150,856
  30          1,114,034              **   1,322,571   2,711,849          **   322,571    1,711,849
  35          1,514,473              **   1,004,217   3,371,066          **     4,217    2,371,066



 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Additional Sum Insured, Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            ADDITIONAL INFORMATION

  This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 3 through 20.


CONTENTS OF THIS SECTION                                      PAGES TO SEE
------------------------                                      ------------
Description of JHVLICO .........................              27
How we support the policy and investment options              27-28
Procedures for issuance of a policy.............              28-29
Basic Sum Insured vs. Additional Sum Insured                  29-30
Commencement of investment performance..........              30
How we process certain policy transactions                    30-31
Effects of policy loans.........................              31-32
Additional information about how certain policy charges work  32-33
How we market the policies......................              33-34
Tax considerations..............................              34-36
Reports that you will receive...................              36
Voting privileges that you will have............              36
Changes that JHVLICO can make as to your policy               36-37
Adjustments we make to death benefits...........              37
When we pay policy proceeds.....................              37-38
Other details about exercising rights and paying benefits     38
Year 2000 Issues................................              38
Legal matters...................................              38
Registration statement filed with the SEC.......              39
Accounting and actuarial experts................              39
Financial statements of JHVLICO and the Account               39
List of Directors and Executive Officers of JHVLICO           40

 DESCRIPTION OF JHVLICO

  We are JHVLICO, a stock life insurance company chartered in 1979 under Massachusetts law. We are authorized to transact a life insurance and annuity business in all states other than New York and in the District of Columbia. We began selling variable life insurance policies in 1980.

  We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

  We are a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"), a company chartered in Massachusetts in 1862. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $67 billion and it has invested over $380 million in JHVLICO in connection with our organization and operation. It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account S

  The variable investment options shown on page 1 are in fact subaccounts of Separate Account S (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or JHVLICO.

  The Account's assets are the property of JHVLICO. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  The assets in each subaccount are invested in the corresponding fund of one of the Series Funds, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new funds are added to the Series Funds and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Series Funds.

  We will purchase and redeem Series Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a Series Fund represent an interest in one of the funds of the Series Fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

  On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

  Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

  Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

 PROCEDURES FOR ISSUANCE OF A POLICY

  Generally, the policy is available with a minimum Total Sum Insured at issue of $1,000,000 and a minimum Basic Sum Insured at issue of $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

  Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

  The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

  After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 29).

  The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

 If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

  In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

  The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

  If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.

Monthly deduction dates

  Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

 BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

  As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

  The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

  Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance. As stated earlier in this prospectus, the guaranteed minimum death benefit feature does not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. If such was the case, you would presumably wish to maximize the proportion of the Additional Sum Insured.

  If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

  Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 34).

 COMMENCEMENT OF INVESTMENT PERFORMANCE

  Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the twentieth day following the date of issue, the policy's account value will be reallocated automatically among the investment options you have chosen.

  All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

 HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

  We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

  (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

  (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

  (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

  (4) If we receive any premium payment that will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

    In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

  (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

  Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

  If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request. Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

   Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

  Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

  Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

  Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

  The following transactions take effect on the monthly deduction date on or next following the date we approve your request:

 . Total Sum Insured increases or decreases

 . Reinstatements of lapsed policies

 . Change of death benefit Option from A to B

 A change from Option B to Option A is effective on the monthly deduction date on or next following the date we receive the request.

  We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

 EFFECTS OF POLICY LOANS

  The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

  The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

  Whenever the outstanding loan equals or exceeds your account value, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount you must pay to keep the policy in effect, unless a repayment of the amount specified is made within that period.

 ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

  The sales charges help to compensate us for the cost of selling our policies. (See "What charges will JHVLICO deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 33.)

Effect of premium payment pattern

  You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax considerations'' beginning on page 34.)

Monthly charges

  We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

  The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

  The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

 HOW WE MARKET THE POLICIES

  Signator Investors, Inc. ("Signator"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Signator acts as principal underwriter and principal distributor of the policies pursuant to a sales agreement among John Hancock, Signator, JHVLICO, and the Account. Signator also serves as principal underwriter for John Hancock Variable Annuity Accounts U, I and V, John Hancock Mutual Variable Life Insurance Account UV and John Hancock Variable Life Accounts U and V, all of which are registered under the 1940 Act. Signator is also the principal underwriter for John Hancock Variable Series Trust I.

  Applications for policies are solicited by agents who are licensed by state insurance authorities to sell JHVLICO's policies and who are also registered representatives ("representatives") of Signator or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a policy and each insured person's risk classification. JHVLICO will make the appropriate refund if a policy ultimately is not issued or is returned under the "free look" provision. Officers and employees of John Hancock and JHVLICO are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Signator's representatives are compensated for sales of the policies on a commission and service fee basis by Signator, and JHVLICO reimburses Signator for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the policies.

  The maximum commission payable to a Signator representative for selling a policy is 65% of the Target Premium paid in the first policy year, 12% of the Target Premium paid in each of the second through fifth policy years, 7.5% of the Target Premium paid in each of the sixth through tenth policy years, and 3% of the Target Premium paid in each policy year thereafter. The maximum commission on any premium paid in any policy year in excess of the Target Premium is 3%.

  Representatives with less than four years of service with Signator and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by JHVLICO and John Hancock will be eligible for additional compensation.

  The policies are also sold through other registered broker-dealers that have entered into selling agreements with Signator and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Signator's representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Signator will compensate the broker-dealers as provided in the selling agreements, and JHVLICO will reimburse Signator for such amounts and for certain other direct expenses in connection with marketing the policies through other broker-dealers.

  Representatives of Signator and the other broker-dealers mentioned above may also earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  The offering of the policies is intended to be continuous, but neither JHVLICO nor Signator is obligated to sell any particular amount of policies.

 TAX CONSIDERATIONS

  This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

  We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

  If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

  In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

  We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

  It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if a Series Fund failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

  In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

  Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

  Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

  At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

  The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

  The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 591/2.

  Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

  Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

  All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

  The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

 REPORTS THAT YOU WILL RECEIVE

  At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

  Semiannually we will send you a report containing the financial statements of each Series Fund, including a list of securities held in each fund.

 VOTING PRIVILEGES THAT YOU WILL HAVE

  All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Series Funds. We will vote the shares of each of the funds of the Series Funds which are deemed attributable to variable life insurance policies at regular and special meetings of the Series Funds' shareholders in accordance with instructions received from owners of such policies. Shares of the Series Funds held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

  We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the Series Fund's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of the Series Fund, ratification of the selection of independent auditors, approval of Series Fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

  However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

 CHANGES THAT JHVLICO CAN MAKE AS TO YOUR POLICY

Changes relating to a Series Fund or the Account

  The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by JHVLICO to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be JHVLICO, an affiliate or John Hancock, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

  We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

  In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

  Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

 ADJUSTMENTS WE MAKE TO DEATH BENEFITS

  If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

 WHEN WE PAY POLICY PROCEEDS

General

  We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

  We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

  We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

  We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

 OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

  If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

  You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

  You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

 YEAR 2000 ISSUES

  The advent of the Year 2000 presents a technological challenge to JHVLICO. In close cooperation with John Hancock Mutual Life Insurance Company, its parent, JHVLICO has developed and is executing a plan to modify or replace significant portions of JHVLICO's computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and
thereafter.   The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact JHVLICO's systems. JHVLICO presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of JHVLICO.
----------
  JHVLICO has substantially completed the process of remediating its systems and expects the compliance testing component of the project to be substantially complete by June, 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated. For more information about the impact of year 2000, please refer to Note 12 of the Notes to Statutory-Basis Financial Statements of John Hancock Variable Life Insurance Company included in this prospectus.

 LEGAL MATTERS

  The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for JHVLICO. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

 REGISTRATION STATEMENT FILED WITH THE SEC

  This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

 ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of JHVLICO and the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Deborah A. Poppel, F.S.A.,an Actuary of JHVLICO.

 FINANCIAL STATEMENTS OF JHVLICO AND THE ACCOUNT

  The financial statements of JHVLICO included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of JHVLICO to meet its obligations under the policies.

              LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JHVLICO

  The Directors and Executive Officers of JHVLICO and their principal occupations during the past five years are as follows:


Directors               Principal Occupations
---------               ---------------------
David F. D'Alessandro   Chairman of the Board and Chief Executive Officer of
                        JHVLICO; President and Chief Operating Officer, John
                        Hancock Mutual Life Insurance Company.
Michele G. Van Leer     Vice Chairman of the Board and President of JHVLICO;
                        Senior Vice President, John Hancock Mutual Life
                        Insurance Company.
Joseph A. Tomlinson     Director and Vice President of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Ronald J. Bocage        Director, Vice President and Counsel of JHVLICO; Vice
                        President and Counsel, John Hancock Mutual Life
                        Insurance Company.
Thomas J. Lee           Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Robert R. Reitano       Director of JHVLICO; Vice President, John Hancock
                        Mutual Life Insurance Company.
Malcolm Cheung          Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company
Robert S. Paster        Director of JHVLICO; Second Vice President, John
                        Hancock Mutual Life Insurance Company.
Barbara L. Luddy        Director and Actuary of JHVLICO; Second Vice President,
                        John Hancock Mutual Life Insurance Company.
Daniel L. Ouellette     Vice President, Marketing, of JHVLICO; Vice President,
                        John Hancock Mutual Life Insurance Company.
Patrick F. Smith        Controller of JHVLICO; Assistant Controller, John
                        Hancock Mutual Life Insurance Company.



  The business address of all Directors and officers of JHVLICO is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1998 and 1997, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

  Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                          ERNST & YOUNG LLP


Boston, Massachusetts
February 19, 1999

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                             December 31
                                                         --------------------
                                                           1998        1997
                                                         ---------  -----------
                                                            (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $1,185.8    $1,092.7
Preferred stocks . . . . . . . . . . . . . . . . . . .       36.5        17.2
Common stocks  . . . . . . . . . . . . . . . . . . . .        3.1         2.3
Investment in affiliates . . . . . . . . . . . . . . .       81.7        79.1
Mortgage loans on real estate--Note 6  . . . . . . . .      388.1       273.9
Real estate  . . . . . . . . . . . . . . . . . . . . .       41.0        39.9
Policy loans . . . . . . . . . . . . . . . . . . . . .      137.7       106.8
Cash items:
  Cash in banks  . . . . . . . . . . . . . . . . . . .       11.4        83.1
  Temporary cash investments . . . . . . . . . . . . .        8.5        60.1
                                                         --------    --------
                                                             19.9       143.2
Premiums due and deferred  . . . . . . . . . . . . . .       32.7        33.8
Investment income due and accrued  . . . . . . . . . .       29.8        24.7
Other general account assets . . . . . . . . . . . . .       47.5        16.8
Assets held in separate accounts . . . . . . . . . . .    6,595.2     4,691.1
                                                         --------    --------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========
OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $1,652.0    $1,124.3
  Federal income and other taxes payable--Note 1 . . .       44.3        36.1
  Other general account obligations  . . . . . . . . .      150.9       481.9
  Transfers from separate accounts, net  . . . . . . .     (190.3)     (146.8)
  Asset valuation reserve--Note 1  . . . . . . . . . .       21.9        18.6
  Obligations related to separate accounts . . . . . .    6,589.4     4,685.7
                                                         --------    --------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    8,268.2     6,199.8
STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares; issued and outstanding 50,000 shares . . .        2.5         2.5
  Paid-in capital  . . . . . . . . . . . . . . . . . .      377.5       377.5
  Unassigned deficit . . . . . . . . . . . . . . . . .      (49.2)      (58.3)
                                                         --------    --------
TOTAL STOCKHOLDER'S EQUITY . . . . . . . . . . . . . .      330.8       321.7
                                                         --------    --------
TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY . . . . . .   $8,599.0    $6,521.5
                                                         ========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT


                                                      Year ended December 31
                                                     -----------------------
                                                        1998          1997
                                                     -----------  ----------
                                                          (In millions)
INCOME
  Premiums . . . . . . . . . . . . . . . . . . . .    $1,272.3      $  872.7
  Net investment income--Note 3  . . . . . . . . .       122.8          89.7
  Other, net . . . . . . . . . . . . . . . . . . .       618.1         449.1
                                                      --------      --------
                                                       2,013.2       1,411.5
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries  . .       301.4         264.0
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .     1,360.2         826.2
  Expenses of providing service to policyholders
    and obtaining new insurance
    --Note 5 . . . . . . . . . . . . . . . . . . .       274.2         233.2
  State and miscellaneous taxes  . . . . . . . . .        28.1          19.1
                                                      --------      --------
                                                       1,963.9       1,342.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE FEDERAL INCOME
      TAXES AND NET REALIZED CAPITAL LOSSES  . . .        49.3          69.0
Federal income taxes--Note 1 . . . . . . . . . . .        33.1          38.5
                                                      --------      --------
     GAIN FROM OPERATIONS BEFORE NET REALIZED
      CAPITAL
      LOSSES . . . . . . . . . . . . . . . . . . .        16.2          30.5
Net realized capital losses--Note 4  . . . . . . .        (0.6)         (3.0)
                                                      --------      --------
     NET INCOME  . . . . . . . . . . . . . . . . .        15.6          27.5
Unassigned deficit at beginning of year  . . . . .       (58.3)        (96.9)
Net unrealized capital (losses) gains and other
 adjustments--Note 4 . . . . . . . . . . . . . . .        (6.0)          5.0
Other reserves and adjustments . . . . . . . . . .        (0.5)          6.1
                                                      --------      --------
UNASSIGNED DEFICIT AT END OF YEAR  . . . . . . . .    $  (49.2)     $  (58.3)
                                                      ========      ========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                      Year ended December 31
                                                      -----------------------
                                                         1998          1997
                                                      -----------  ----------
                                                           (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums  . . . . . . . . . . . . . . .    $1,275.3      $ 877.0
  Net investment income . . . . . . . . . . . . . .       118.2         89.9
  Benefits to policyholders and beneficiaries . . .      (275.5)      (245.2)
  Dividends paid to policyholders . . . . . . . . .       (22.3)       (18.7)
  Insurance expenses and taxes  . . . . . . . . . .      (296.9)      (267.2)
  Net transfers to separate accounts  . . . . . . .      (874.4)      (715.2)
  Other, net  . . . . . . . . . . . . . . . . . . .       551.3        408.9
                                                       --------      -------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .       475.7        129.5
                                                       --------      -------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .      (618.8)      (621.6)
  Bond sales  . . . . . . . . . . . . . . . . . . .       340.7        197.3
  Bond maturities and scheduled redemptions . . . .       111.8         34.1
  Bond prepayments  . . . . . . . . . . . . . . . .        76.5         51.6
  Stock purchases . . . . . . . . . . . . . . . . .       (23.4)       (15.7)
  Proceeds from stock sales . . . . . . . . . . . .         1.9          6.7
  Real estate purchases . . . . . . . . . . . . . .        (4.2)        (1.3)
  Real estate sales . . . . . . . . . . . . . . . .         2.1          0.4
  Other invested assets purchases . . . . . . . . .         0.0         (1.0)
  Proceeds from the sale of other invested assets .         0.0          0.3
  Mortgage loans issued . . . . . . . . . . . . . .      (145.5)       (94.5)
  Mortgage loan repayments  . . . . . . . . . . . .        33.2         32.4
  Other, net  . . . . . . . . . . . . . . . . . . .      (435.2)       393.1
                                                       --------      -------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .      (660.9)       (18.2)
                                                       --------      -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net increase in short-term note payable . . . . .        61.9          0.0
                                                       --------      -------
     NET CASH PROVIDED FROM FINANCING ACTIVITIES  .        61.9          0.0
                                                       --------      -------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .      (123.3)       111.3
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .       143.2         31.9
                                                       --------      -------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR     $   19.9      $ 143.2
                                                       ========      =======



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, which includes a career agency system composed of company-owned, unionized branch offices and independent general agencies. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted the codification of statutory accounting practices, which is effective in 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before codification becomes effective for the Company, the Massachusetts Division of Insurance must adopt codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $3.0 million in 1998 and $2.1 million in 1997.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1998, the IMR, net of 1998 amortization of $2.4 million, amounted to $10.7 million, which is included in policy reserves. The corresponding 1997 amounts were $1.2 million and $7.8 million, respectively.

Goodwill: The excess of cost over the statutory book value of the net assets of life insurance business acquired was $11.4 million and $13.1 million at December 31, 1998 and 1997, respectively, and generally is amortized over a ten-year period using a straight-line method.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1998.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Policy Reserves: Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and4 1/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 4 1/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and5 1/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and4 1/2% interest for policies issued in 1995 through 1998.

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made payments of $38.2 million in 1998 and $29.6 million in 1997.

Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

Adjustments to Policy Reserves: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to AIDS claims under individual life insurance policies resulting in a $6.4 million increase in stockholder's equity at December 31, 1997. No additional refinements were made during 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Reclassification: Certain 1997 amounts have been reclassified to conform to the 1998 presentation.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 2--ACQUISITION

On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made contingent payments to CPAL of $1.5 million during 1998 and 1997.

On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Company
(IPL) on March 5, 1998. IPL manages the business assumed from Charter and does not currently issue new business.

NOTE 3--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                               1998      1997
                                                              -------  --------
                                                               (In millions)
Investment expenses . . . . . . . . . . . . . . . . . . . .    $ 8.3     $5.0
Interest expense  . . . . . . . . . . . . . . . . . . . . .      2.4      0.7
Depreciation expense  . . . . . . . . . . . . . . . . . . .      0.8      1.1
Investment taxes  . . . . . . . . . . . . . . . . . . . . .      0.7      0.4
                                                               -----     ----
                                                               $12.2     $7.2
                                                               =====     ====



NOTE 4--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                               1998     1997
                                                               ------  --------
                                                               (In millions)
Net gains from asset sales . . . . . . . . . . . . . . . . .   $ 7.6    $ 0.8
Capital gains tax  . . . . . . . . . . . . . . . . . . . . .    (2.9)    (0.7)
Net capital gains transferred to IMR . . . . . . . . . . . .    (5.3)    (3.1)
                                                               -----    -----
  Net Realized Capital Losses  . . . . . . . . . . . . . . .   $(0.6)   $(3.0)
                                                               =====    =====



Net unrealized capital (losses) gains and other adjustments consist of the following items:


                                                           1998         1997
                                                         --------     --------
                                                           (In millions)
Net (losses) gains from changes in security values
 and book value adjustments . . . . . . . . . . . .   $         (2.7)   $ 7.0
Increase in asset valuation reserve . . . . . . . .             (3.3)    (2.0)
                                                      --------------    -----
  Net Unrealized Capital (Losses) Gains and Other
    Adjustments . . . . . . . . . . . . . . . . . .   $         (6.0)   $ 5.0
                                                      ==============    =====

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 5--TRANSACTIONS WITH PARENT

The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1998 and 1997 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $157.5 million and $123.6 million in 1998 and 1997, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

The service fee charged to the Company by the Parent includes $0.7 million and $0.9 million in 1998 and 1997, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1998 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $4.9 million and $22.0 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $22.2 million and $10.1 million in 1998 and 1997, respectively.

The Company also has a modified coinsurance agreement with John Hancock to reinsure 50% of 1995 through 1998 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received a net cash payment of $12.7 million in 1998 and made a net cash payment of $1.1 million in 1997 for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement increased the Company's net gain from operations by $8.4 million and $9.8 million in 1998 and 1997, respectively.

Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1998 and 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $1.0 million in 1998 and transferred $2.4 million in 1997 of cash for mortality claims to the Company, which decreased by $0.5 million and increased by $1.3 million the Company's net gain from operations in 1998 and 1997, respectively.

At December 31, 1998, the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note is part of a revolving line of credit. Interest paid in 1998 was $2.9 million. The note is included in other general account obligations.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                               Gross       Gross
                                  Statement  Unrealized  Unrealized     Fair
       December 31, 1998            Value      Gains       Losses      Value
       -----------------          ---------  ----------  ----------  ----------
                                                 (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies  . .   $    5.1     $ 0.1       $ 0.0      $    5.2
Obligations of states and
 political subdivisions . . . .        3.2       0.3         0.0           3.5
Corporate securities  . . . . .      925.2      50.4        15.0         960.6
Mortgage-backed securities  . .      252.3      10.0         0.1         262.2
                                  --------     -----       -----      --------
  Total bonds . . . . . . . . .   $1,185.8     $60.8       $15.1      $1,231.5
                                  ========     =====       =====      ========




             December 31, 1997
             -----------------
U.S. Treasury securities and obligations of
 U.S. government corporations and agencies   $  254.5  $ 0.2  $0.1    $  254.6
Obligations of states and political
 subdivisions. . . . . . . . . . . . . . .       12.1    1.0   0.0        13.1
Debt securities issued by foreign
 governments . . . . . . . . . . . . . . .        0.2    0.0   0.0         0.2
Corporate securities . . . . . . . . . . .      712.7   43.9   2.7       753.9
Mortgage-backed securities . . . . . . . .      113.2    3.5   0.0       116.7
                                             --------  -----  ----    --------
  Total bonds  . . . . . . . . . . . . . .   $1,092.7  $48.6  $2.8    $1,138.5
                                             ========  =====  ====    ========



The statement value and fair value of bonds at December 31, 1998, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                          Statement     Fair
                                                            Value      Value
                                                          ---------  ----------
                                                             (In millions)
Due in one year or less . . . . . . . . . . . . . . . .   $   57.3    $   59.1
Due after one year through five years . . . . . . . . .      283.4       294.1
Due after five years through ten years  . . . . . . . .      374.9       388.7
Due after ten years . . . . . . . . . . . . . . . . . .      217.9       227.4
                                                          --------    --------
                                                             933.5       969.3
Mortgage-backed securities  . . . . . . . . . . . . . .      252.3       262.2
                                                          --------    --------
                                                          $1,185.8    $1,231.5
                                                          ========    ========



Gross gains of $3.4 million in 1998 and $1.1 million in 1997 and gross losses of $0.7 million in 1998 and $4.5 million in 1997 were realized from the sale of bonds.

At December 31, 1998, bonds with an admitted asset value of $8.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $2.1 million and $0.0 million at December 31, 1998 and 1997, respectively. At December 31, 1998, gross unrealized appreciation on common stocks totaled $1.3 million, and gross unrealized

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY depreciation totaled $0.3 million. The fair value of preferred stock totaled $36.5 million at December 31, 1998 and $17.2 million at December 31, 1997.

Bonds with amortized cost of $0.9 million were non-income producing for the twelve months ended December 31, 1998.

At December 31, 1998, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement                    Geographic           Statement
    Property Type           Value                    Concentration            Value
    -------------         ---------                  -------------          ---------
                        (In millions)                                     (In millions)
Apartments  . . . . .      $106.4                East North Central  .       $ 56.4
Hotels  . . . . . . .         9.6                East South Central  .          0.9
Industrial  . . . . .        71.9                Middle Atlantic . . .         26.2
Office buildings  . .        78.2                Mountain  . . . . . .         27.5
Retail  . . . . . . .        29.6                New England . . . . .         36.9
Agricultural  . . . .        71.5                Pacific . . . . . . .         96.4
Other . . . . . . . .        20.9                South Atlantic  . . .         83.8
                                                 West North Central  .         13.1
                                                 West South Central  .         43.3
                                                 Other . . . . . . . .          3.6
                           ------                                            ------
                                            -----
                           $388.1                                            $388.1
                           ======                                            ======



At December 31, 1998, the fair values of the commercial and agricultural mortgage loans portfolios were $331.3 million and $70.0 million, respectively. The corresponding amounts as of December 31, 1997 were approximately $243.8 million and $42.0 million, respectively.

The maximum and minimum lending rates for mortgage loans during 1998 were 9.19% and 6.82% for agricultural loans and 8.88% and 6.56% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1998 were $590.2 million, $21.5 million, and $8.2 million, respectively. The corresponding amounts in 1997 were $427.4 million, $18.3 million, and $10.1 million, respectively.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1998 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments were as follows at December 31:


                                                         Assets (Liabilities)
                         Number of Contracts/   ---------------------------------------
                           Notional Amounts             1998                 1997
                        ---------------------   ---------------------  ----------------
                                                 Carrying     Fair     Carrying    Fair
                           1998        1997       Value      Value      Value      Value
                        ----------  ----------  ----------  ---------  --------  --------
                                                ($ In millions)
Futures contracts to
 sell securities  . .        947         367      $(0.5)     $ (0.5)    $(0.4)    $(0.4)
Interest rate swap
 agreements . . . . .     $365.0      $245.0         --       (17.7)       --      (7.8)
Interest rate cap
 agreements . . . . .       89.4        89.4        3.1         3.1       1.4       1.4
Currency rate swap
 agreements . . . . .       15.8        14.3         --        (3.3)       --      (2.1)



The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The futures contracts expire in 1999. The interest rate swap agreements expire in 1999 to 2009. The interest rate cap agreements expire in 2006 to 2007. The currency rate swap agreements expire in 2006 to 2009.

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 9--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows:


                                                   December 31, 1998   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment)
  With market value adjustment . . . . . . . . .       $    0.9          0.1%
  At book value less surrender charge  . . . . .        1,677.9         88.8
                                                       --------        -----
     Total with adjustment . . . . . . . . . . .        1,678.8         88.9
Subject to discretionary withdrawal at book value
 (without adjustment)  . . . . . . . . . . . . .          203.6         10.8
Not subject to discretionary withdrawal--general
 account . . . . . . . . . . . . . . . . . . . .            6.5          0.3
                                                       --------        -----
     Total annuity reserves and deposit
      liabilities. . . . . . . . . . . . . . . .       $1,888.9        100.0%
                                                       ========        =====



NOTE 10--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $5.9 million and $24.8 million, respectively, at December 31, 1998. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $32.1 million at December 31, 1998. The majority of these commitments expire in 1999.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1998. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

NOTE 11--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                           Year Ended December 31
                               ---------------------------------------------
                                         1998                    1997
                               -----------------------   -------------------
                                Carrying       Fair      Carrying      Fair
                                  Amount      Value       Amount      Value
                               -----------  -----------  ---------  ---------
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .    $1,185.8     $1,231.5    $1,092.7    $1,138.5
  Preferred stocks--Note 6 .        36.5         36.5        17.2        17.2
  Common stocks--Note 6  . .         3.1          3.1         2.3         2.3
  Mortgage loans on real
    estate--Note 6 . . . . .       388.1        401.3       273.9       285.8
  Policy loans--Note 1 . . .       137.7        137.7       106.8       106.8
  Cash and cash
    equivalents--Note 1  . .        19.9         19.9       143.2       143.2
Derivatives assets
 (liabilities) relating
 to:--Note 8
  Futures contracts  . . . .        (0.5)        (0.5)       (0.4)       (0.4)
  Interest rate swaps  . . .          --        (17.7)         --        (7.8)
  Currency rate swaps  . . .          --         (3.3)         --        (2.1)
  Interest rate caps . . . .         3.1          3.1         1.4         1.4
Liabilities
  Commitments--Note 10 . . .          --         32.1          --       194.5



The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 12--IMPACT OF YEAR 2000 (UNAUDITED)

The Company relies on John Hancock, its parent company, for information processing services. John Hancock is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of John Hancock's computer programs that have date-sensitive software, including those relied upon by the Company, may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology
(IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components, the renovation phase is underway and will be complete before the end of the second quarter of 1999.

The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. Testing facilities will be used through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and performing reviews of "dry runs" of year-end activities. Scheduled testing of material relationships with third parties, including those impacting the Company, is underway. It is anticipated that testing with material business partners will continue through much of 1999.

Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. Implementation is being performed concurrently during the renovation phase and is expected to be completed before the end of the second quarter of 1999.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, including those upon which the Company relies, would not have material adverse effect on John Hancock or the Company. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, the Company has numerous customers that hold products of the Company. Nearly all products sold by the Company contain date sensitive data, examples of which are policy expiration dates, birth dates and premium payment dates. Finally, the regulated nature of the Company's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock and the Company depend. John Hancock's contingency plans are being designed to keep each subsidiary's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Variable Life Account S of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Life Account S (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Enhanced U.S. Equity Fund, Brandes International Equity (formerly, Edinburgh Overseas Equity Fund), Frontier Capital Appreciation Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Subaccounts) as of December 31, 1998, and the related statements of operations and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Life Account S at December 31, 1998, the results of their operations and the changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 1999

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENT OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998


                                                  INTERNATIONAL
                         LARGE CAP    SOVEREIGN      EQUITY       SMALL CAP    INTERNATIONAL
                          GROWTH        BOND          INDEX        GROWTH        BALANCED
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------  -----------  -------------  -----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $65,018,220  $32,541,967  $ 12,595,630   $ 9,078,106    $3,103,327
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --            --            --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .        70,159       83,725        29,266        29,789         1,571
 M Fund Inc.  . . . .            --           --            --            --            --
                        -----------  -----------  ------------   -----------    ----------
Total assets  . . . .    65,088,379   32,625,692    12,624,896     9,107,895     3,104,898
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .        69,513       83,401        29,117        29,679         1,535
 M Fund Inc.  . . . .            --           --            --            --            --
Asset charges payable           646          324           149           110            36
                        -----------  -----------  ------------   -----------    ----------
Total liabilities . .        70,159       83,725        29,266        29,789         1,571
                        -----------  -----------  ------------   -----------    ----------
Net assets  . . . . .   $65,018,220  $32,541,967  $ 12,595,630   $ 9,078,106    $3,103,327
                        ===========  ===========  ============   ===========    ==========




                                                                              DIVERSIFIED
                          MID CAP     LARGE CAP      MONEY        MID CAP       MID CAP
                          GROWTH        VALUE        MARKET        VALUE        GROWTH
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  ------------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $12,678,444  $16,629,520  $ 86,511,658  $15,754,611   $7,491,413
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --            --          ---           --
Receivable from:
 John Hancock Variable
  Series Trust I  . .       103,676       40,755    20,713,657      117,109       15,168
 M Fund Inc.  . . . .            --           --            --           --           --
                        -----------  -----------  ------------  -----------   ----------
Total assets  . . . .    12,782,120   16,670,275   107,225,315   15,871,720    7,506,581
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .       103,543       40,591    20,712,867      116,945       15,077
 M Fund Inc.  . . . .            --           --            --           --           --
Asset charges payable           133          164           790          164           91
                        -----------  -----------  ------------  -----------   ----------
Total liabilities . .       103,676       40,755    20,713,657      117,109       15,168
                        -----------  -----------  ------------  -----------   ----------
Net assets  . . . . .   $12,678,444  $16,629,520  $ 86,511,658  $15,754,611   $7,491,413
                        ===========  ===========  ============  ===========   ==========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1998


                        REAL ESTATE   GROWTH &                 SHORT-TERM     SMALL CAP
                          EQUITY       INCOME       MANAGED       BOND          VALUE
                        SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        -----------  -----------  -----------  -----------  -------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $ 4,772,174  $96,407,275  $40,066,692  $19,246,506   $10,510,748
Investments in shares
 of portfolios of M
 Fund Inc., at value             --           --           --           --            --
Receivable from:
 John Hancock Variable
  Series Trust I  . .       115,349      147,773       64,500        1,482        40,758
 M Fund Inc.  . . . .            --           --           --           --            --
                        -----------  -----------  -----------  -----------   -----------
Total assets  . . . .     4,887,523   96,555,048   40,131,192   19,247,988    10,551,506
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .       115,288      146,677       64,069        1,304        40,631
 M Fund Inc.  . . . .            --           --           --           --            --
Asset charges payable            61        1,096          431          178           127
                        -----------  -----------  -----------  -----------   -----------
Total liabilities . .       115,349      147,773       64,500        1,482        40,758
                        -----------  -----------  -----------  -----------   -----------
Net assets  . . . . .   $ 4,772,174  $96,407,275  $40,066,692  $19,246,506   $10,510,748
                        ===========  ===========  ===========  ===========   ===========




                                                                  TURNER        BRANDES
                        INTERNATIONAL    EQUITY     STRATEGIC      CORE      INTERNATIONAL
                        OPPORTUNITIES     INDEX        BOND       GROWTH        EQUITY
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        -------------  -----------  ----------  ----------  ---------------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .    $18,958,530   $53,964,646  $8,279,571  $       --    $       --
Investments in shares
 of portfolios of M
 Fund Inc., at value              --            --          --   4,900,189     6,340,754
Receivable from:
 John Hancock Variable
  Series Trust I  . .        130,881       381,439         149          --            --
 M Fund Inc.  . . . .             --            --          --     121,074            59
                         -----------   -----------  ----------  ----------    ----------
Total assets  . . . .     19,089,411    54,346,085   8,279,720   5,021,263     6,340,813
LIABILITIES
Payable to:
 John Hancock Variable
  Life Insurance
  Company . . . . . .        130,683       380,886          55     121,024            --
 M Fund Inc.  . . . .             --            --          --          --            --
Asset charges payable            198           552          94          50            59
                         -----------   -----------  ----------  ----------    ----------
Total liabilities . .        130,881       381,438         149     121,074            59
                         -----------   -----------  ----------  ----------    ----------
Net assets  . . . . .    $18,958,530   $53,964,647  $8,279,571  $4,900,189    $6,340,754
                         ===========   ===========  ==========  ==========    ==========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                               DECEMBER 31, 1998


                                              FRONTIER                  EMERGING                                           HIGH
                                              CAPITAL      ENHANCED     MARKETS      GLOBAL       BOND     SMALL/MID      YIELD
                                            APPRECIATION  U.S. EQUITY    EQUITY      EQUITY      INDEX      CAP CORE       BOND
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                                            ------------  -----------  ----------  ----------  ----------  ----------  ------------
ASSETS
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value. . . . . . . . . . . . . . . . . .    $       --   $       --    $187,005    $164,028   $1,065,457   $303,153    $4,527,584
Investments in shares of portfolios of M
 Fund Inc., at value  . . . . . . . . . .     9,675,718    2,474,617
Receivable from:
 John Hancock Variable Series Trust I . .            --           --           2           2           16          4            20
 M Fund Inc.  . . . . . . . . . . . . . .        17,003       16,938          --          --           --         --            --
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Total assets  . . . . . . . . . . . . . .     9,692,721    2,491,555     187,007     164,030    1,065,473    303,157     4,527,604
LIABILITIES
Payable to:
 John Hancock Variable Life Insurance
  Company . . . . . . . . . . . . . . . .        16,917       16,917          --          --           --         --            --
 M Fund Inc.  . . . . . . . . . . . . . .            --           --           2           2           16          4            20
Asset charges payable . . . . . . . . . .            86           21          --          --           --         --            --
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Total liabilities . . . . . . . . . . . .        17,003       16,938           2           2           16          4            20
                                             ----------   ----------    --------    --------   ----------   --------    ----------
Net assets  . . . . . . . . . . . . . . .    $9,675,718   $2,474,617    $187,005    $164,028   $1,065,457   $303,153    $4,527,584
                                             ==========   ==========    ========    ========   ==========   ========    ==========



See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                           STATEMENTS OF OPERATIONS

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                   LARGE CAP GROWTH                     SOVEREIGN BOND
                                      SUBACCOUNT                          SUBACCOUNT
                        -------------------------------------   -------------------------------
                           1998         1997         1996          1998        1997       1996
                        -----------  -----------  ------------  -----------  --------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 6,312,073  $ 2,884,498  $ 2,452,382   $2,190,901   $855,742   $242,881
  M Fund Inc. . . . .            --           --           --           --         --         --
                        -----------  -----------  -----------   ----------   --------   --------
Total investment
 income . . . . . . .     6,312,073    2,884,498    2,452,382    2,190,901    855,742    242,881
Expenses:
 Mortality and expense
  risks . . . . . . .       168,652       91,256       49,880       93,556     39,184     14,129
                        -----------  -----------  -----------   ----------   --------   --------
Net investment income     6,143,421    2,793,242    2,402,502    2,097,345    816,558    228,752
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .     1,750,881      619,721      444,487      185,230     80,538      5,746
 Net unrealized
  appreciation
  (depreciation)
  during the period .     8,041,022    2,301,920   (1,104,574)    (378,058)    63,687    (69,973)
                        -----------  -----------  -----------   ----------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments    9,791,903    2,921,641     (660,087)    (192,828)   144,225    (64,227)
                        -----------  -----------  -----------   ----------   --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $15,935,324  $ 5,714,883  $ 1,742,415   $1,904,517   $960,783   $164,525
                        ===========  ===========  ===========   ==========   ========   ========




                            INTERNATIONAL EQUITY INDEX              SMALL CAP GROWTH
                                    SUBACCOUNT                         SUBACCOUNT
                        ----------------------------------  --------------------------------
                           1998        1997         1996       1998        1997       1996*
                        ----------  ------------  --------  -----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $1,930,710  $   422,913   $ 52,188  $       --   $    473    $    512
  M Fund Inc. . . . .           --           --         --          --         --          --
                        ----------  -----------   --------  ----------   --------    --------
Total investment
 income . . . . . . .    1,930,710      422,913     52,188          --        473         512
Expenses:
 Mortality and expense
  risks . . . . . . .       45,651       33,893     23,132      22,593      6,547       1,547
                        ----------  -----------   --------  ----------   --------    --------
Net investment income
 (loss) . . . . . . .    1,885,059      389,020     29,056     (22,593)    (6,074)     (1,035)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      152,030      244,810    165,730      58,729     21,707     (40,018)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       78,480   (1,219,540)   137,729   1,070,805    126,699      (2,665)
                        ----------  -----------   --------  ----------   --------    --------
Net realized and
 unrealized gain
 (loss) on investments     230,510     (974,730)   303,459   1,129,534    148,406     (42,683)
                        ----------  -----------   --------  ----------   --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $2,115,569  $  (585,710)  $332,515  $1,106,941   $142,332    $(43,718)
                        ==========  ===========   ========  ==========   ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                            INTERNATIONAL BALANCED               MID CAP GROWTH
                                  SUBACCOUNT                       SUBACCOUNT
                        ------------------------------  -------------------------------
                           1998       1997      1996*      1998       1997       1996*
                        ----------  ---------  -------  ----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  185,760  $ 61,249   $ 2,947  $1,114,374  $     --    $  1,177
  M Fund Inc. . . . .           --        --        --          --        --          --
                        ----------  --------   -------  ----------  --------    --------
Total investment
 income . . . . . . .      185,760    61,249     2,947   1,114,374        --       1,177
Expenses:
 Mortality and expense
  risks . . . . . . .        9,687     4,443       356      26,123     8,287         719
                        ----------  --------   -------  ----------  --------    --------
Net investment income
 (loss) . . . . . . .      176,073    56,806     2,591   1,088,251    (8,287)        458
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .       24,206     8,667        56     599,619     1,235        (391)
 Net unrealized
  appreciation
  (depreciation)
  during the period .      147,461   (67,714)    5,307   1,184,263   486,186       6,440
                        ----------  --------   -------  ----------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments     171,667   (59,047)    5,363   1,783,882   487,421       6,049
                        ----------  --------   -------  ----------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  347,740  $ (2,241)  $ 7,954  $2,872,133  $479,134    $  6,507
                        ==========  ========   =======  ==========  ========    ========




                               LARGE CAP VALUE                  MONEY MARKET
                                 SUBACCOUNT                      SUBACCOUNT
                        -----------------------------  ------------------------------
                           1998       1997     1996*      1998       1997       1996
                        ----------  --------  -------  ----------  --------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  797,874  $194,199  $13,644  $1,854,829  $758,434   $287,321
  M Fund Inc. . . . .           --        --       --          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Total investment
 income . . . . . . .      797,874   194,199   13,644   1,854,829   758,434    287,321
Expenses:
 Mortality and expense
  risks . . . . . . .       41,415    11,163      964     167,813    66,882     30,722
                        ----------  --------  -------  ----------  --------   --------
Net investment income      756,459   183,036   12,680   1,687,016   691,552    256,599
Net realized and
 unrealized gain on
 investments:
 Net realized gains .      330,827   164,821    1,327          --        --         --
 Net unrealized
  appreciation during
  the period  . . . .      145,355   279,449   23,553          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Net realized and
 unrealized gain on
 investments. . . . .      476,182   444,270   24,880          --        --         --
                        ----------  --------  -------  ----------  --------   --------
Net increase in net
 assets resulting from
 operations . . . . .   $1,232,641  $627,306  $37,560  $1,687,016  $691,552   $256,599
                        ==========  ========  =======  ==========  ========   ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 MID CAP VALUE                     DIVERSIFIED MID CAP GROWTH
                                   SUBACCOUNT                              SUBACCOUNT
                        ---------------------------------  ------------------------------------------
                           1998         1997      1996*        1998           1997            1996
                        ------------  ---------  --------  -------------  -------------  --------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   120,469   $446,081   $  6,878  $     142,469  $    878,600    $    238,163
  M Fund Inc. . . . .            --         --         --             --            --              --
                        -----------   --------   --------  -------------  ------------    ------------
Total investment
 income . . . . . . .       120,469    446,081      6,878        142,469       878,600         238,163
Expenses:
 Mortality and expense
  risks . . . . . . .        45,020     11,421        377         34,432        35,934          21,146
                        -----------   --------   --------  -------------  ------------    ------------
Net investment income        75,449    434,660      6,501        108,037       842,666         217,017
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (538,516)   101,787        845        232,246       297,666         317,400
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (830,390)   (39,717)    13,910        236,333      (730,748)        344,786
                        -----------   --------   --------  -------------  ------------    ------------
Net realized and
 unrealized gain
 (loss) on investments   (1,368,906)    62,070     14,755        468,579      (433,082)        662,186
                        -----------   --------   --------  -------------  ------------    ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(1,293,457)  $496,730   $ 21,256  $     576,616  $    409,584    $    879,203
                        ===========   ========   ========  =============  ============    ============




                               REAL ESTATE EQUITY                    GROWTH & INCOME
                                   SUBACCOUNT                           SUBACCOUNT
                        ---------------------------------  -----------------------------------
                           1998         1997       1996       1998         1997         1996
                        ------------  ---------  --------  -----------  ----------  -------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $   305,783   $246,677   $ 50,204  $ 9,266,175  $5,917,063   $3,056,625
  M Fund Inc. . . . .            --         --         --           --          --           --
                        -----------   --------   --------  -----------  ----------   ----------
Total investment
 income . . . . . . .       305,783    246,677     50,204    9,266,175   5,917,063    3,056,625
Expenses:
 Mortality and expense
  risks . . . . . . .        22,716     13,879      4,547      290,361     169,135       89,391
                        -----------   --------   --------  -----------  ----------   ----------
Net investment income       283,067    232,798     45,657    8,975,814   5,747,928    2,967,234
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (454,979)   252,095     19,122    2,061,212   2,390,414      512,402
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (698,676)   (13,488)   191,067    7,759,307     435,778     (496,647)
                        -----------   --------   --------  -----------  ----------   ----------
Net realized and
 unrealized gain
 (loss) on investments   (1,153,655)   238,607    210,189    9,820,519   2,826,192       15,755
                        -----------   --------   --------  -----------  ----------   ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (870,588)  $471,405   $255,846  $18,796,333  $8,574,120   $2,982,989
                        ===========   ========   ========  ===========  ==========   ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                      MANAGED                          SHORT-TERM BOND
                                    SUBACCOUNT                           SUBACCOUNT
                        ----------------------------------   -----------------------------------
                           1998        1997        1996          1998         1997         1996
                        ----------  ----------  -----------  -------------  ----------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $3,606,186  $1,879,954  $1,281,149   $    977,164   $ 415,542    $181,937
  M Fund Inc. . . . .           --          --          --             --          --          --
                        ----------  ----------  ----------   ------------   ---------    --------
Total investment
 income . . . . . . .    3,606,186   1,879,954   1,281,149        977,164     415,542     181,937
Expenses:
 Mortality and expense
  risks . . . . . . .      121,905      65,383      35,103         50,947      20,551       9,277
                        ----------  ----------  ----------   ------------   ---------    --------
Net investment income    3,484,281   1,814,571   1,246,046        926,217     394,991     172,660
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      278,186     171,318     124,493         24,740      35,294     (52,888)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    1,791,231     715,231    (507,517)      (136,999)    (25,976)     (7,734)
                        ----------  ----------  ----------   ------------   ---------    --------
Net realized and
 unrealized gain
 (loss) on investments   2,069,417     886,549    (383,024)      (112,259)      9,318     (60,622)
                        ----------  ----------  ----------   ------------   ---------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $5,553,698  $2,701,120  $  863,022   $    813,958   $ 404,309    $112,038
                        ==========  ==========  ==========   ============   =========    ========




                               SMALL CAP VALUE            INTERNATIONAL OPPORTUNITIES
                                 SUBACCOUNT                       SUBACCOUNT
                        ------------------------------  -------------------------------
                          1998        1997      1996*      1998       1997        1996*
                        ----------  ---------  -------  ----------  ----------  ---------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  47,350   $299,278   $ 8,296  $  103,399  $  69,078    $ 2,965
  M Fund Inc. . . . .          --         --        --          --         --         --
                        ---------   --------   -------  ----------  ---------    -------
Total investment
 income . . . . . . .      47,350    299,278     8,296     103,399     69,078      2,965
Expenses:
 Mortality and expense
  risks . . . . . . .      33,335      8,494       523      50,003     13,177      1,439
                        ---------   --------   -------  ----------  ---------    -------
Net investment income      14,015    290,784     7,773      53,396     55,901      1,526
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .      (9,919)    75,149        58     191,495     80,782        242
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (523,693)   (18,626)   14,046   1,108,416   (260,664)    36,666
                        ---------   --------   -------  ----------  ---------    -------
Net realized and
 unrealized gain
 (loss) on investments   (533,612)    56,523    14,104   1,299,911   (179,882)    36,908
                        ---------   --------   -------  ----------  ---------    -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(519,597)  $347,307   $21,877  $1,353,307  $(123,981)   $38,434
                        =========   ========   =======  ==========  =========    =======



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                 EQUITY INDEX                    STRATEGIC BOND
                                  SUBACCOUNT                       SUBACCOUNT
                        -------------------------------  -----------------------------
                           1998        1997      1996*     1998      1997       1996*
                        ----------  ----------  -------  --------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $1,337,750  $  409,920  $23,300  $303,545  $ 74,850    $  7,425
  M Fund Inc. . . . .           --          --       --        --        --          --
                        ----------  ----------  -------  --------  --------    --------
Total investment
 income . . . . . . .    1,337,750     409,920   23,300   303,545    74,850       7,425
Expenses:
 Mortality and expense
  risks . . . . . . .      126,021      31,223    1,962    19,894     3,820         349
                        ----------  ----------  -------  --------  --------    --------
Net investment income    1,211,729     378,697   21,338   283,651    71,030       7,076
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains .      691,270     901,978   17,398    81,659     8,335          22
 Net unrealized
  appreciation
  (depreciation)
  during the period .    6,098,919     392,256   55,782    43,608   (11,727)       (591)
                        ----------  ----------  -------  --------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   6,790,189   1,294,234   73,180   125,267    (3,392)       (569)
                        ----------  ----------  -------  --------  --------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $8,001,918  $1,672,931  $94,518  $408,918  $ 67,638    $  6,507
                        ==========  ==========  =======  ========  ========    ========




                             TURNER CORE GROWTH         BRANDES INTERNATIONAL EQUITY
                                 SUBACCOUNT                      SUBACCOUNT
                        ----------------------------   -----------------------------
                          1998      1997      1996*      1998      1997        1996
                        --------  ---------  --------  --------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $     --  $      --  $    --   $     --  $     --    $     --
  M Fund Inc. . . . .     84,940     91,360   21,778    358,080    32,677       5,263
                        --------  ---------  -------   --------  --------    --------
Total investment
 income . . . . . . .     84,940     91,360   21,778    358,080    32,677       5,263
Expenses:
 Mortality and expense
  risks . . . . . . .      7,737      4,071    2,140     14,434     7,502       2,280
                        --------  ---------  -------   --------  --------    --------
Net investment income     77,203     87,289   19,638    343,646    25,175       2,983
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    156,278     76,711   (9,767)    89,337    12,541      (2,433)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    562,620     32,626   16,054     91,915   (26,022)    (12,286)
                        --------  ---------  -------   --------  --------    --------
Net realized and
 unrealized gain
 (loss) on investments   718,898    109,337    6,287    181,252   (13,481)    (14,719)
                        --------  ---------  -------   --------  --------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $796,101  $ 196,626  $25,925   $524,898  $ 11,694    $(11,736)
                        ========  =========  =======   ========  ========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                ENHANCED
                         FRONTIER CAPITAL APPRECIATION        U.S. EQUITY
                                   SUBACCOUNT                  SUBACCOUNT
                        --------------------------------   ------------------
                          1998        1997       1996*       1998      1997**
                        ----------  ----------  ---------  --------  --------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $      --   $      --   $     --   $     --   $     --
  M Fund Inc. . . . .      34,738     128,190         --     72,302     15,335
                        ---------   ---------   --------   --------   --------
Total investment
 income . . . . . . .      34,738     128,190         --     72,302     15,335
Expenses:
 Mortality and expense
  risks . . . . . . .      24,841      10,040      1,679      4,069        478
                        ---------   ---------   --------   --------   --------
Net investment income
 (loss) . . . . . . .       9,897     118,150     (1,679)    68,233     14,857
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (445,752)    614,358    (21,044)    87,723      4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .     432,064    (368,570)     5,101     89,677      6,844
                        ---------   ---------   --------   --------   --------
Net realized and
 unrealized gain
 (loss) on investments    (13,688)    245,788    (15,943)   177,400     11,021
                        ---------   ---------   --------   --------   --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $  (3,791)  $ 363,938   $(17,622)  $245,633   $ 25,878
                        =========   =========   ========   ========   ========




                         EMERGING                             SMALL/
                         MARKETS      GLOBAL       BOND      MID CAP     HIGH YIELD
                          EQUITY      EQUITY      INDEX        CORE         BOND
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  ----------  ----------  ----------  ------------
                         1998***     1998***     1998***     1998***      1998***
                        ----------  ----------  ----------  ----------  ------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $    522    $    491    $ 23,842    $     --      $ 88,721
  M Fund Inc. . . . .         --          --          --          --            --
                        --------    --------    --------    --------      --------
Total investment
 income . . . . . . .        522         491      23,842          --        88,721
Expenses:
 Mortality and expense
  risks . . . . . . .        387         339         937         535         1,962
                        --------    --------    --------    --------      --------
Net investment income
 (loss) . . . . . . .        135         152      22,905        (535)       86,759
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gains
  (losses). . . . . .    (45,975)    (21,835)      1,002     (25,196)       64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .      2,289       4,812     (10,217)     18,718       149,416
                        --------    --------    --------    --------      --------
Net realized and
 unrealized gain
 (loss) on investments   (43,686)    (17,023)     (9,215)     (6,478)      214,240
                        --------    --------    --------    --------      --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $(43,551)   $(16,871)   $ 13,690    $ (7,013)     $300,999
                        ========    ========    ========    ========      ========



---------
* From May 1, 1996 (commencement of operations).
** From July 1, 1997 (commencement of operations).
*** From May 1, 1998 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                      STATEMENTS OF CHANGES IN NET ASSETS

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                         LARGE CAP GROWTH                            SOVEREIGN BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                             -----------------------------------------   ------------------------------------------
                                                 1998           1997          1996           1998          1997           1996
                                             -------------  -------------  ------------  -------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income . . . . . . . . . .   $  6,143,421   $  2,793,242   $ 2,402,502   $  2,097,345   $   816,558    $  228,752
 Net realized gains  . . . . . . . . . . .      1,750,881        619,721       444,487        185,230        80,538         5,746
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .      8,041,022      2,301,920    (1,104,574)      (378,058)       63,687       (69,973)
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets resulting from
 operations  . . . . . . . . . . . . . . .     15,935,324      5,714,883     1,742,415      1,904,517       960,783       164,525
From policyholder transactions:
 Net premiums from policyholders . . . . .     29,859,648     20,264,849    13,036,922     38,567,292    21,324,560     4,312,776
 Net benefits to policyholders . . . . . .    (13,281,028)   (10,390,849)   (4,928,834)   (27,391,317)   (8,009,615)     (679,839)
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . .     16,578,620      9,874,000     8,108,088     11,175,975    13,314,945     3,632,937
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net increase in net assets . . . . . . . .     32,513,944     15,588,883     9,850,503     13,080,492    14,275,728     3,797,462
Net assets at beginning of period  . . . .     32,504,276     16,915,393     7,064,890     19,461,475     5,185,747     1,388,285
                                             ------------   ------------   -----------   ------------   -----------    ----------
Net assets at end of period  . . . . . . .   $ 65,018,220   $ 32,504,276   $16,915,393   $ 32,541,967   $19,461,475    $5,185,747
                                             ============   ============   ===========   ============   ===========    ==========




                                                      INTERNATIONAL EQUITY INDEX                     SMALL CAP GROWTH
                                                              SUBACCOUNT                                SUBACCOUNT
                                                ---------------------------------------   -----------------------------------------
                                                   1998          1997          1996          1998          1997          1996*
                                                ------------  ------------  ------------  ------------  ------------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $ 1,885,059   $   389,020   $    29,056   $   (22,593)  $    (6,074)   $   (1,035)
 Net realized gains (losses)  . . . . . . . .       152,030       244,810       165,730        58,729        21,707       (40,018)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .        78,480    (1,219,540)      137,729     1,070,805       126,699        (2,665)
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . . .     2,115,569      (585,710)      332,515     1,106,941       142,332       (43,718)
From policyholder transactions:
 Net premiums from policyholders  . . . . . .    10,034,119     8,150,400     4,750,218    12,088,047     2,870,481     1,120,880
 Net benefits to policyholders  . . . . . . .    (8,344,107)   (4,505,840)   (1,906,352)   (6,621,834)   (1,005,386)     (579,637)
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . .     1,690,012     3,644,560     2,843,866     5,466,213     1,865,095       541,243
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net increase in net assets  . . . . . . . . .     3,805,581     3,058,850     3,176,381     6,573,154     2,007,427       497,525
Net assets at beginning of period . . . . . .     8,790,049     5,731,199     2,554,818     2,504,952       497,525             0
                                                -----------   -----------   -----------   -----------   -----------    ----------
Net assets at end of period . . . . . . . . .   $12,595,630   $ 8,790,049   $ 5,731,199   $ 9,078,106   $ 2,504,952    $  497,525
                                                ===========   ===========   ===========   ===========   ===========    ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                              INTERNATIONAL BALANCED                     MID CAP GROWTH
                                    SUBACCOUNT                             SUBACCOUNT
                        ----------------------------------   ----------------------------------------
                           1998         1997       1996*        1998         1997          1996*
                        -----------  -----------  ---------  -----------  ------------  -------------
Increase (decrease) in
net assets from
operations:
 Net investment income
  (loss). . . . . . .   $   176,073  $   56,806   $  2,591   $ 1,088,251  $    (8,287)   $      458
 Net realized gains
  (losses). . . . . .        24,206       8,667         56       599,619        1,235          (391)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       147,461     (67,714)     5,307     1,184,263      486,186         6,440
                        -----------  ----------   --------   -----------  -----------    ----------
Net increase
(decrease) in net
assets resulting from
operations  . . . . .       347,740      (2,241)     7,954     2,872,133      479,134         6,507
From policyholder
transactions:
 Net premiums from
  policyholders . . .            --   1,608,069    148,617            --    3,212,754       858,546
 Net benefits to
  policyholders . . .            --    (282,878)    (4,276)           --     (915,459)      (26,730)
                        -----------  ----------   --------   -----------  -----------    ----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     1,280,342   1,325,191    144,341     6,191,559    2,297,295       831,816
                        -----------  ----------   --------   -----------  -----------    ----------
Net increase in net
assets. . . . . . . .     1,628,082   1,322,950    152,295     9,063,692    2,776,429       838,323
Net assets at
beginning of period .     1,475,245     152,295          0     3,614,752      838,323             0
                        -----------  ----------   --------   -----------  -----------    ----------
Net assets at end of
period. . . . . . . .   $ 3,103,327  $1,475,245   $152,295   $12,678,444  $ 3,614,752    $  838,323
                        ===========  ==========   ========   ===========  ===========    ==========




                                                           LARGE CAP VALUE                            MONEY MARKET
                                                              SUBACCOUNT                               SUBACCOUNT
                                                 -----------------------------------   --------------------------------------------
                                                    1998         1997        1996*        1998          1997             1996
                                                 -----------  ------------  ---------  -----------  --------------  ---------------
Increase in net assets from operations:
 Net investment income . . . . . . . . . . . .   $   756,459  $   183,036   $ 12,680   $ 1,687,016  $     691,552    $    256,599
 Net realized gains  . . . . . . . . . . . . .       330,827      164,821      1,327            --             --              --
 Net unrealized appreciation during the period       145,355      279,449     23,553            --             --              --
                                                 -----------  -----------   --------   -----------  -------------    ------------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . . . .     1,232,641      627,306     37,560     1,687,016        691,552         256,599
From policyholder transactions:
 Net premiums from policyholders . . . . . . .            --    5,421,062    767,660            --    103,737,470      36,814,029
 Net benefits to policyholders . . . . . . . .            --   (1,620,578)   (42,864)           --   (100,296,756)    (31,658,283)
                                                 -----------  -----------   --------   -----------  -------------    ------------
Net increase in net assets resulting from
 policyholder transactions . . . . . . . . . .    10,206,733    3,800,484    724,796    70,653,519      3,440,714       5,155,746
                                                 -----------  -----------   --------   -----------  -------------    ------------
Net increase in net assets . . . . . . . . . .    11,439,374    4,427,790    762,356    72,340,535      4,132,266       5,412,345
Net assets at beginning of period  . . . . . .     5,190,146      762,356          0    14,171,123     10,038,857       4,626,512
                                                 -----------  -----------   --------   -----------  -------------    ------------
Net assets at end of period  . . . . . . . . .   $16,629,520  $ 5,190,146   $762,356   $86,511,658  $  14,171,123    $ 10,038,857
                                                 ===========  ===========   ========   ===========  =============    ============



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MID CAP VALUE                       DIVERSIFIED MID CAP GROWTH
                                                             SUBACCOUNT                                SUBACCOUNT
                                              ----------------------------------------   ------------------------------------------
                                                 1998          1997          1996*          1998          1997           1996
                                              ------------  ------------  -------------  ------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $    75,449   $   434,660   $      6,501   $   108,037   $   842,666    $   217,017
 Net realized gains (losses)  . . . . . . .      (538,516)      101,787            845       232,246       297,666        317,400
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      (830,390)      (39,717)        13,910       236,333      (730,748)       344,786
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .    (1,293,457)      496,730         21,256       576,616       409,584        879,203
From policyholder transactions:
 Net premiums from policyholders  . . . . .    18,837,112     6,323,061        324,248     4,563,154     8,511,081      4,939,686
 Net benefits to policyholders  . . . . . .    (7,855,945)   (1,089,206)        (9,188)   (6,481,542)   (6,274,668)    (1,301,761)
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions .    10,981,167     5,233,855        315,060    (1,918,388)    2,236,413      3,637,925
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net increase (decrease) in net assets . . .     9,687,710     5,730,585        336,316    (1,341,772)    2,645,997      4,517,128
Net assets at beginning of period . . . . .     6,066,901       336,316              0     8,833,185     6,187,188      1,670,060
                                              -----------   -----------   ------------   -----------   -----------    -----------
Net assets at end of period . . . . . . . .   $15,754,611   $ 6,066,901   $    336,316   $ 7,491,413   $ 8,833,185    $ 6,187,188
                                              ===========   ===========   ============   ===========   ===========    ===========




                                                        REAL ESTATE EQUITY                          GROWTH & INCOME
                                                            SUBACCOUNT                                SUBACCOUNT
                                              --------------------------------------   --------------------------------------------
                                                 1998          1997          1996          1998           1997           1996
                                              ------------  ------------  -----------  -------------  -------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $   283,067   $   232,798   $   45,657   $  8,975,814   $  5,747,928    $ 2,967,234
 Net realized gains (losses)  . . . . . . .      (454,979)      252,095       19,122      2,061,212      2,390,414        512,402
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      (698,676)      (13,488)     191,067      7,759,307        435,778       (496,647)
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase (decrease) in net assets
 resulting from operations  . . . . . . . .      (870,588)      471,405      255,846     18,796,333      8,574,120      2,982,989
From policyholder transactions:
 Net premiums from policyholders  . . . . .     6,964,604     4,833,914      748,683     60,975,616     35,535,599     19,263,021
 Net benefits to policyholders  . . . . . .    (5,513,221)   (2,393,463)    (295,788)   (31,360,866)   (21,776,809)    (5,502,524)
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .     1,451,383     2,440,451      452,895     29,614,750     13,758,790     13,760,497
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net increase in net assets  . . . . . . . .       580,795     2,911,856      708,741     48,411,083     22,332,910     16,743,486
Net assets at beginning of period . . . . .     4,191,379     1,279,523      570,782     47,996,192     25,663,282      8,919,796
                                              -----------   -----------   ----------   ------------   ------------    -----------
Net assets at end of period . . . . . . . .   $ 4,772,174   $ 4,191,379   $1,279,523   $ 96,407,275   $ 47,996,192    $25,663,282
                                              ===========   ===========   ==========   ============   ============    ===========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                              MANAGED                               SHORT-TERM BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                              ---------------------------------------   ----------------------------------------
                                                 1998          1997          1996           1998          1997           1996
                                              ------------  ------------  ------------  -------------  ------------  --------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $ 3,484,281   $ 1,814,571   $ 1,246,046   $    926,217   $   394,991    $   172,660
 Net realized gains (losses)  . . . . . . .       278,186       171,318       124,493         24,740        35,294        (52,888)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     1,791,231       715,231      (507,517)      (136,999)      (25,976)        (7,734)
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .     5,553,698     2,701,120       863,022        813,958       404,309        112,038
From policyholder transactions:
 Net premiums from policyholders  . . . . .    21,019,273    16,914,475     9,996,216     27,490,588    12,911,228      8,757,242
 Net benefits to policyholders  . . . . . .    (8,281,600)   (9,357,535)   (3,151,700)   (21,534,195)   (4,234,624)    (7,683,085)
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .    12,737,673     7,556,940     6,844,516      5,956,393     8,676,604      1,074,157
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net increase in net assets  . . . . . . . .    18,291,371    10,258,060     7,707,538      6,770,351     9,080,913      1,186,195
Net assets at beginning of period . . . . .    21,775,321    11,517,261     3,809,723     12,476,155     3,395,242      2,209,047
                                              -----------   -----------   -----------   ------------   -----------    -----------
Net assets at end of period . . . . . . . .   $40,066,692   $21,775,321   $11,517,261   $ 19,246,506   $12,476,155    $ 3,395,242
                                              ===========   ===========   ===========   ============   ===========    ===========




                                  SMALL CAP VALUE                  INTERNATIONAL OPPORTUNITIES
                                    SUBACCOUNT                             SUBACCOUNT
                        -----------------------------------   ----------------------------------------
                           1998          1997       1996*         1998          1997         1996*
                        ------------  -----------  ---------  -------------  ------------  -----------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    14,015   $  290,784   $  7,773   $     53,396   $    55,901    $  1,526
 Net realized gains
  (losses). . . . . .        (9,919)      75,149         58        191,495        80,782         242
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (523,693)     (18,626)    14,046      1,108,416      (260,664)     36,666
                        -----------   ----------   --------   ------------   -----------    --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .      (519,597)     347,307     21,877      1,353,307      (123,981)     38,434
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    11,420,833    4,182,527    335,271     23,844,756     8,906,153     960,081
 Net benefits to
  policyholders . . .    (4,363,378)    (897,951)   (16,141)   (12,275,087)   (3,655,731)    (89,402)
                        -----------   ----------   --------   ------------   -----------    --------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     7,057,455    3,284,576    319,130     11,569,669     5,250,422     870,679
                        -----------   ----------   --------   ------------   -----------    --------
Net increase in net
 assets . . . . . . .     6,537,858    3,631,883    341,007     12,922,976     5,126,441     909,113
Net assets at
 beginning of period      3,972,890      341,007          0      6,035,554       909,113           0
                        -----------   ----------   --------   ------------   -----------    --------
Net assets at end of
 period . . . . . . .   $10,510,748   $3,972,890   $341,007   $ 18,958,530   $ 6,035,554    $909,113
                        ===========   ==========   ========   ============   ===========    ========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                           EQUITY INDEX                              STRATEGIC BOND
                                                            SUBACCOUNT                                 SUBACCOUNT
                                              ---------------------------------------   -------------------------------------------
                                                  1998          1997         1996*         1998          1997           1996*
                                              -------------  ------------  -----------  ------------  ------------  ---------------
Increase (decrease) in net assets from
 operations:
 Net investment income  . . . . . . . . . .   $  1,211,729   $   378,697   $   21,338   $   283,651   $    71,030    $      7,076
 Net realized gains . . . . . . . . . . . .        691,270       901,978       17,398        81,659         8,335              22
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      6,098,919       392,256       55,782        43,608       (11,727)           (591)
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .      8,001,918     1,672,931       94,518       408,918        67,638           6,507
From policyholder transactions:
 Net premiums from policyholders  . . . . .     60,690,933    23,412,687    1,282,798     9,258,713     1,828,179         259,231
 Net benefits to policyholders  . . . . . .    (31,166,123)   (9,622,006)    (403,009)   (3,008,341)     (534,164)         (7,110)
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . .     29,524,810    13,790,681      879,789     6,250,372     1,294,015         252,121
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net increase in net assets  . . . . . . . .     37,526,728    15,463,612      974,307     6,659,290     1,361,653         258,628
Net assets at beginning of period . . . . .     16,437,919       974,307            0     1,620,281       258,628               0
                                              ------------   -----------   ----------   -----------   -----------    ------------
Net assets at end of period . . . . . . . .   $ 53,964,647   $16,437,919   $  974,307   $ 8,279,571   $ 1,620,281    $    258,628
                                              ============   ===========   ==========   ===========   ===========    ============




                                 TURNER CORE GROWTH                     BRANDES INTERNATIONAL
                                     SUBACCOUNT                           EQUITY SUBACCOUNT
                        -------------------------------------   ---------------------------------------
                           1998          1997        1996*         1998        1997           1996
                        ------------  -----------  -----------  ----------  ------------  -------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $    77,203   $   87,289   $   19,638   $  343,646  $    25,175    $    2,983
 Net realized gains
  (losses). . . . . .       156,278       76,711       (9,767)      89,337       12,541        (2,433)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       562,620       32,626       16,054       91,915      (26,022)      (12,286)
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       796,101      196,626       25,925      524,898       11,694       (11,736)
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     4,779,974      743,622    1,135,180    5,520,633    2,484,010     1,021,041
 Net benefits to
  policyholders . . .    (1,690,860)    (580,027)    (506,352)   2,041,375   (1,088,249)      (80,162)
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     3,089,114      163,595      628,828    3,479,258    1,395,761       940,879
                        -----------   ----------   ----------   ----------  -----------    ----------
Net increase in net
 assets . . . . . . .     3,885,215      360,221      654,753    4,004,156    1,407,455       929,143
Net assets at
 beginning of period      1,014,974      654,753            0    2,336,598      929,143             0
                        -----------   ----------   ----------   ----------  -----------    ----------
Net assets at end of
 period . . . . . . .   $ 4,900,189   $1,014,974   $  654,753   $6,340,754  $ 2,336,598    $  929,143
                        ===========   ==========   ==========   ==========  ===========    ==========



---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                 FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                            FRONTIER CAPITAL APPRECIATION          ENHANCED U.S. EQUITY
                                      SUBACCOUNT                        SUBACCOUNT
                        --------------------------------------   ---------------------------
                           1998          1997         1996*         1998         1997**
                        ------------  ------------  -----------  ----------  ---------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income  $     9,897   $   118,150   $   (1,679)  $   68,233   $     14,857
 Net realized gains
  (losses). . . . . .      (445,752)      614,358      (21,044)      87,723          4,177
 Net unrealized
  appreciation
  (depreciation)
  during the period .       432,064      (368,570)       5,101       89,677          6,844
                        -----------   -----------   ----------   ----------   ------------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .        (3,791)      363,938      (17,622)     245,633         25,878
From policyholder
 transactions:
 Net premiums from
  policyholders . . .    13,982,031    10,030,418    1,535,063    3,031,309        475,503
 Net benefits to
  policyholders . . .    (9,695,520)   (5,969,436)    (549,363)   1,299,530         (4,176)
                        -----------   -----------   ----------   ----------   ------------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .     4,286,511     4,060,982      985,700    1,731,779        471,327
                        -----------   -----------   ----------   ----------   ------------
Net increase in net
 assets . . . . . . .     4,282,720     4,424,920      968,078    1,977,412        497,205
Net assets at
 beginning of period      5,392,998       968,078            0      497,205              0
                        -----------   -----------   ----------   ----------   ------------
Net assets at end of
 period . . . . . . .   $ 9,675,718   $ 5,392,998   $  968,078   $2,474,617   $    497,205
                        ===========   ===========   ==========   ==========   ============




                         EMERGING                                  SMALL/
                          MARKETS       GLOBAL         BOND        MID CAP     HIGH YIELD
                          EQUITY        EQUITY         INDEX        CORE          BOND
                        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ------------  ------------  -----------  -----------  --------------
                          1998***       1998***       1998***      1998***       1998***
                        ------------  ------------  -----------  -----------  --------------
Increase (decrease) in
 net assets from
 operations:
 Net investment income
  (loss). . . . . . .   $       135   $       152   $   22,905   $     (535)   $    86,759
 Net realized gains
  (losses). . . . . .       (45,975)      (21,835)       1,002      (25,196)        64,824
 Net unrealized
  appreciation
  (depreciation)
  during the period .         2,289         4,812      (10,217)      18,718        149,416
                        -----------   -----------   ----------   ----------    -----------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .       (43,551)      (16,871)      13,690       (7,013)       300,999
From policyholder
 transactions:
 Net premiums from
  policyholders . . .     2,434,226     2,372,034    1,176,234    1,089,030      6,683,673
 Net benefits to
  policyholders . . .    (2,203,670)   (2,191,135)    (124,467)    (778,864)    (2,457,088)
                        -----------   -----------   ----------   ----------    -----------
Net increase in net
 assets resulting from
 policyholder
 transactions . . . .       230,556       180,899    1,051,767      310,166      4,226,585
                        -----------   -----------   ----------   ----------    -----------
Net increase in net
 assets . . . . . . .       187,005       164,028    1,065,457      303,153      4,527,584
Net assets at
 beginning of period              0             0            0            0              0
                        -----------   -----------   ----------   ----------    -----------
Net assets at end of
 period . . . . . . .   $   187,005   $   164,208   $1,065,457   $  303,153    $ 4,527,584
                        ===========   ===========   ==========   ==========    ===========



---------
* From May 1, 1996 (commencement of operations).
** From July 1, 1997 (commencement of operations).
*** From May 1, 1998 (commencement of operations).

See accompanying notes.

                      JOHN HANCOCK VARIABLE LIFE ACCOUNT S

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

  John Hancock Variable Life Account S (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was formed to fund variable life insurance policies (Policies) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index (formerly, International Equities), Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Growth & Income, Managed, Short-Term Bond (formerly, Short-Term U.S. Government), Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Brandes International Equity (formerly, Edinburgh International Equity), Frontier Capital Appreciation, Enhanced U.S. Equity, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, and High Yield Bond Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHVLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

 Expenses

  JHVLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily. At December 31, 1998, there were no outstanding policy loans.

3. TRANSACTION WITH AFFILIATES

  John Hancock acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund or John Hancock.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1998 were as follows:


                SUBACCOUNT            SHARES OWNED     COST          VALUE
                ----------            ------------  -----------  -------------
      Large Cap Growth  . . . . . .    2,482,160    $55,624,133   $65,018,220
      Sovereign Bond  . . . . . . .    3,279,909     32,895,576    32,541,967
      International Equity Index  .      809,459     13,492,182    12,595,630
      Small Cap Growth  . . . . . .      698,985      7,883,267     9,078,106
      International Balanced  . . .      278,964      3,018,272     3,103,327
      Mid Cap Growth  . . . . . . .      838,771     11,001,555    12,678,444
      Large Cap Value . . . . . . .    1,186,104     16,181,162    16,629,520
      Money Market  . . . . . . . .    8,651,166     86,511,658    86,511,658
      Mid Cap Value . . . . . . . .    1,292,860     16,610,808    15,754,611
      Diversified Mid Cap Growth  .      469,987      7,452,538     7,491,413
      Real Estate Equity  . . . . .      383,006      5,258,257     4,772,174
      Growth & Income . . . . . . .    4,945,907     88,453,571    96,407,275
      Managed . . . . . . . . . . .    2,562,429     38,024,380    40,066,692
      Short-Term Bond . . . . . . .    1,915,373     19,395,427    19,246,506
      Small Cap Value . . . . . . .      906,973     11,039,020    10,510,748
      International Opportunities .    1,552,119     18,074,112    18,958,530
      Equity Index  . . . . . . . .    3,048,380     47,417,688    53,964,646
      Strategic Bond  . . . . . . .      781,135      8,248,280     8,279,571
      Turner Core Growth  . . . . .      274,674      4,288,888     4,900,189
      Brandes International Equity       584,940      6,287,148     6,340,754
      Frontier Capital Appreciation      641,201      9,607,123     9,675,718
      Enhanced U.S. Equity  . . . .      136,946      2,378,097     2,474,617
      Emerging Markets Equity . . .       26,387        184,716       187,005
      Global Equity . . . . . . . .       16,615        159,217       164,028
      Bond Index  . . . . . . . . .      104,566      1,075,674     1,065,457
      Small/Mid Cap CORE  . . . . .       33,614        284,435       303,153
      High Yield Bond . . . . . . .      490,466      4,378,169     4,527,584

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Fund and of M Fund for the period ended December 31, 1998, were as follows:


                     SUBACCOUNT                   PURCHASES        SALES
                     ----------                  ------------  -------------
      Large Cap Growth . . . . . . . . . . . .   $ 29,361,732   $ 6,639,690
      Sovereign Bond . . . . . . . . . . . . .     22,087,283     8,813,963
      International Equity Index . . . . . . .      9,220,337     5,645,266
      Small Cap Growth . . . . . . . . . . . .      7,281,622     1,838,002
      International Balanced . . . . . . . . .      2,024,060       567,645
      Mid Cap Growth . . . . . . . . . . . . .      9,361,504     2,081,694
      Large Cap Value  . . . . . . . . . . . .     13,202,174     2,238,984
      Money Market . . . . . . . . . . . . . .    167,737,824    95,397,289
      Mid Cap Value  . . . . . . . . . . . . .     15,612,090     4,555,474
      Diversified Mid Cap Growth . . . . . . .      3,272,496     5,082,848
      Real Estate Equity . . . . . . . . . . .      5,551,879     3,817,431
      Growth & Income  . . . . . . . . . . . .     50,746,313    12,155,749
      Managed  . . . . . . . . . . . . . . . .     19,441,220     3,219,267
      Short-Term Bond  . . . . . . . . . . . .     15,288,727     8,406,118
      Small Cap Value  . . . . . . . . . . . .      8,944,813     1,873,344
      International Opportunities  . . . . . .     17,193,176     5,570,111
      Equity Index . . . . . . . . . . . . . .     35,787,894     5,051,356
      Strategic Bond . . . . . . . . . . . . .      9,312,827     2,778,805
      Turner Core Growth . . . . . . . . . . .      4,233,351     1,067,034
      Brandes International Equity . . . . . .      5,189,547     1,366,643
      Frontier Capital Appreciation  . . . . .      7,380,939     3,084,531
      Enhanced U.S. Equity . . . . . . . . . .      2,489,737       689,724
      Emerging Markets Equity  . . . . . . . .      1,973,067     1,742,376
      Global Equity  . . . . . . . . . . . . .      2,561,712     2,380,660
      Bond Index . . . . . . . . . . . . . . .      1,154,850        80,178
      Small/Mid Cap CORE . . . . . . . . . . .        987,868       678,237
      High Yield Bond  . . . . . . . . . . . .      6,156,047     1,842,702



5. IMPACT OF YEAR 2000 (UNAUDITED)

  The John Hancock Variable Life Account S, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), is executing its plan to address the impact of the Year 2000 issues that result from computer programs being written using two digits to reflect the year rather than four to define the applicable year and century. Historically, the first two digits were hardcoded to save memory. Many of the John Hancock's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in an information technology (IT) system failure or miscalculations causing disruptions of operations, including, among other things, a temporary inability to process transactions, send invoices or engage in similar normal business activities. In addition, non-IT systems including, but not limited to, security alarms, elevators and telephones are subject to malfunction due to their dependence on embedded technology such as microcontrollers for proper operation. As described, the Year 2000 project presents a number of challenges for financial institutions since the correction of Year 2000 issues in IT and non-IT systems will be complex and costly for the entire industry.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock began to address the Year 2000 project as early as 1994. John Hancock's plan to address the Year 2000 Project includes an awareness campaign, an assessment period, a renovation stage, validation work and an implementation of Company solutions.

  The continuous awareness campaign serves several purposes: defining the problem, gaining executive level support and sponsorship, establishing a team and overall strategy, and assessing existing information system management resources. Additionally, the awareness campaign establishes an education process to ensure that all employees are aware of the Year 2000 issue and knowledgeable of their role in securing solutions.

  The assessment phase, which was completed for both IT and non-IT systems as of April 1998, included the identification, inventory, analysis, and prioritization of IT and non-IT systems and processes to determine their conversion or replacement.

  The renovation stage reflects the conversion, validation, replacement, or elimination of selected platforms, applications, databases and utilities, including the modification of applicable interfaces. Additionally, the renovation stage includes performance, functionality, and regression testing and implementation. As of December 31, 1998, the renovation phase was substantially complete for computer applications, systems and desktops. For all remaining components the renovation phase is underway and will be complete before the end of the second quarter of 1999.

  The validation phase consists of the compliance testing of renovated systems. The validation phase is expected to be complete by mid 1999, after renovation is accomplished. John Hancock will use its testing facilities through the remainder of 1999 to perform special functional testing. Special functional testing includes testing, as required, with material third parties and industry groups and to perform reviews of "dry run" of year-end activities. Scheduled testing of John Hancock's material relationships with third parties is underway. It is anticipated that testing with material business partners will continue through much of 1999.

  Finally, the implementation phase involves the actual implementation of converted or replaced platforms, applications, databases, utilities, interfaces, and contingency planning. John Hancock is concurrently performing implementation during the renovation phase and plans to complete this phase before the end of the second quarter of 1999.

  The costs of the Year 2000 project consist of internal IT personnel, and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1998, John Hancock has incurred and expensed approximately $9.8 million in related payroll costs for its internal IT personnel on the project. The estimated range of remaining internal IT personnel costs of the project is approximately $8 to $9 million. Through December 31, 1998, John Hancock has incurred and expensed approximately $36.4 million in external costs for the project. The estimated range of remaining external costs of the project is approximately $35 to $36 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $18 million in internal IT personnel, $7.4 million in the external modification of software, $34.2 million for external solution providers, $19.4 million in replacement costs of non-compliant IT systems and $12.6 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $90 to $95 million. However, there can be no guarantee that these estimates will be achieved and actual results could materially differ from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, and similar uncertainties.

                     JOHN HANCOCK VARIABLE LIFE ACCOUNT S

  John Hancock's total Year 2000 project costs include the estimated impact of external solution providers and are based on presently available information. However, there is no guarantee that the systems of other companies that John Hancock's systems rely on will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with John Hancock's systems, would not have material adverse effect on John Hancock. It is documented in trade publications that companies in foreign countries are not acting as intensively as domestic companies to remediate Year 2000 issues. Accordingly, it is expected that Company facilities based outside the United States face higher degrees of risks from data exchanges with material business partners. In addition, John Hancock has thousands of individual and business customers that hold insurance policies, annuities and other financial products of John Hancock. Nearly all products sold by John Hancock contain date sensitive data, examples of which are policy expiration dates, birth dates, premium payment dates. Finally, the regulated nature of John Hancock's industry exposes it to potential supervisory or enforcement actions relating to Year 2000 issues.

  John Hancock's contingency planning initiative related to the Year 2000 project is underway. The plan is addressing John Hancock's readiness as well as that of material business partners on whom John Hancock depends. John Hancock's contingency plans are being designed to keep each business unit's operations functioning in the event of a failure or delay due to the Year 2000 record format and date calculation changes. Contingency plans are being constructed based on the foundation of extensive business resumption plans that John Hancock has maintained and updated periodically, which outline responses to situations that may affect critical business functions. These plans also provide emergency operations guidance, which defines a documented order of actions to respond to problems. These extensive business resumption plans are being enhanced to cover Year 2000 situations.

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE      PAGE        KEY WORD OR PHRASE                     PAGE
Account . . . . . . .    27         modified endowment contract...........   18
account value . . . .     8         monthly deduction date................   29
Additional Sum Insured   28         mortality and expense risk charge.....    9
annual processing date    6         Option A; Option B....................   14
attained age. . . . .     9         optional benefits.....................    9
Basic Sum Insured . .    28         optional extra death benefit feature..   15
beneficiary . . . . .    38         owner.................................    4
business day. . . . .    27         partial withdrawal....................   13
changing Option A or B   16         partial withdrawal charge.............   10
changing the Total Sum              payment options.......................   17
 Insured  . . . . . .    14         Planned Premium.......................    6
charges . . . . . . .     8         policy anniversary....................   29
Code. . . . . . . . .    34         policy split option...................   15
cost of insurance                   policy year...........................   26
 rates. . . . . . . .     9         premium; premium payment..............    4
date of issue . . . .    29         prospectus............................    2
death benefit . . . .     4         receive; receipt......................   19
deductions. . . . . .     8         reinstate; reinstatement..............    6
dollar cost averaging    12         sales charges.........................    8
enhanced cash value                 SEC...................................    2
 rider. . . . . . . .    15         Separate Account S....................   27
expenses of the Series              Series Funds..........................    2
 Funds  . . . . . . .    10         Servicing Office......................    1
fixed investment                    special loan account..................   13
 option . . . . . . .    28         subaccount............................   27
full surrender. . . .    12         surrender.............................   12
fund. . . . . . . . .     2         surrender value.......................   12
grace period. . . . .     6         Target Premium........................    8
guaranteed minimum                  tax considerations....................   34
 death benefit  . . .     6         telephone transfers...................   20
Guaranteed Minimum                  Total Sum Insured.....................   14
 Death Benefit                      transfers of account value............   12
                                    variable investment options...........    1
 Premium. . . . . . .     7         we; us................................   27
insurance charge. . .     9         withdrawal............................   13
insured person. . . .     4         withdrawal charges....................   10
investment options. .     1         you; your.............................    4
JHVLICO . . . . . . .    27
John Hancock Variable
 Series Trust . . . .     2

lapse . . . . . . . .     6

loan. . . . . . . . .    13

loan interest . . . .    13

maximum premiums. . .     5
Minimum Initial
 Premium. . . . . . .    28
minimum insurance
 amount . . . . . . .    15

minimum premiums. . .     5


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        Policies Issued by John Hancock Variable Life Insurance Company
                John Hancock Place, Boston, Massachusetts 02117

S8143-98M 5/99